As filed with the Securities and Exchange Commission on March 1            ,
1996.

1933 ACT REGISTRATION NO. 2-54809
1940 ACT REGISTRATION NO. 811-2598
_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

              Post-Effective Amendment No.        55        ( X )

                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                      Amendment No.        38         ( X )


                        GOLDMAN SACHS MONEY MARKET TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                4900 Sears Tower
                            Chicago, Illinois 60606
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  800-621-2550
                        (REGISTRANT'S TELEPHONE NUMBER)

                                            with a copy to:
Michael J. Richman                          Ernest V. Klein
Goldman Sachs Asset Management              Hale and Dorr
85 Broad Street                             60 State Street
New York, New York  10004                   Boston, Massachusetts  02109

(name and address of agent for service)

  It is proposed that this filing will become effective
  (check appropriate box)

(   )   immediately upon filing pursuant to paragraph (b) of Rule 485

(   )   on (date) pursuant to paragraph (b) of Rule 485

( x ) 60 days after filing pursuant to paragraph (a)(i) of Rule 485 or earlier upon acceleration of the effective date by the Commission

(   )   on (date) pursuant to paragraph (a)(i) of Rule 485

(   )   75 days after filing pursuant to paragraph (a)(ii) of
        Rule 485 or earlier upon acceleration of the effective date by the Commission

(   )   on (date) pursuant to paragraph (a)(ii) of Rule 485



Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. On February 28, 1996, Registrant filed a Rule 24f-2 Notice for the fiscal year ended December 31, 1995. Registrant continues its election to register an indefinite number of units of benefical interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                       GOLDMAN SACHS MONEY MARKET TRUST
                              FST PREFERRED SHARES
                           OF FINANCIAL SQUARE FUNDS

                             CROSS REFERENCE SHEET
                         (as required by Rule 495(a)*)
                          Items Required by Form N-1A

ITEM NUMBER IN PART A    PROSPECTUS CAPTION
---------------------    ------------------

Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Financial Square Treasury Obligations Fund, Financial Square Government Fund, Financial Square Tax-Free Money Market Fund and Financial Square Municipal Money Market Fund

1.   Cover Page                  Cover Page

2.   Synopsis                    An Introduction to the Fund;
                                 Shareholder and Fund Expenses

3.   Condensed Financial         Not Applicable
     Information

4.   General Description
     of Registrant               An Introduction to the Fund       ;
                                 Investment Objective and Policies
                                 of the        Fund; Description of
                                 Securities and Investment
                                 Techniques; Investment
                                 Limitations; Organization and
                                 Shares of the Trust

5.   Management of the Fund      Management; Organization and Shares of the
                                 Trust

6.   Capital Stock and
     Other Securities            Purchase of Shares; Reports to Shareholders;
                                 Distributions; Taxes; Administration;
                                 Organization and Shares of the Trust

7.   Purchase of Securities
     Being Offered               Purchase of Shares; Exchanges;
                                 Net Asset Value; Other Securities

8.   Redemption or Repurchase    Redemption of Shares

9.   Pending Legal Proceedings   Not Applicable

                                 STATEMENT OF ADDITIONAL
ITEM NUMBER IN PART B            INFORMATION CAPTION
---------------------            ----------------------

10.  Cover Page                  Cover Page

11.  Table of Contents           Table of Contents


12.  General Information         Organization and Capitalization
     and History

13.  Investment Objectives
     and Policies                Investment Policies and
                                 Practices of the Fund       ;
                                 Investment Limitations

14.  Management of the Fund      Trustees and Officers; the
                                 Adviser, Administrator,
                                 Distributor and Transfer Agent

15.  Control Persons and
     Principal Holders of
     Securities                  Trustees and Officers; the Adviser,
                                 Administrator, Distributor and Transfer Agent
                                 Organization and Capitalization

16.  Investment Advisory
     Other Services              The Adviser, Administrator, Distributor and
                                 Transfer Agent; Portfolio Transactions;
                                 Custodian and Subcustodian; Independent
                                 Accountants

17.  Brokerage Allocation        Portfolio Transactions

18.  Capital Stock and           Organization and Capitalization
     Other Securities

19.  Purchase, Redemption and    Net Asset Value;
     Pricing of Securities       Redemptions
     Being Offered

20.  Tax Status                  Tax Information

21.  Underwriters                The Adviser, Administrator,
                                 Distributor and Transfer Agent

22.  Calculation of
     Performance Data            Calculation of Yield Quotations

23.  Financial Statements        Financial Statements

                        GOLDMAN SACHS MONEY MARKET TRUST
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
                   OF INSTITUTIONAL LIQUID ASSETS PORTFOLIOS

                             CROSS REFERENCE SHEET
                          Items Required by Form N-1A


ITEM NUMBER IN PART A           PROSPECTUS CAPTION
---------------------           ------------------

              Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid Assets Tax-Exempt Diversified Portfolio

1.  Cover Page                   Cover Page

2.  Synopsis                     An Introduction to the Funds;
                                 Unitholder and Fund Expenses

3.  Condensed Financial          Not Applicable
    Information

4.  General Description
    of Registrant                 An Introduction to the Fund; Investment
                                  Objectives and Policies of the Portfolios;
                                  Description of Securities and Investment
                                  Techniques; Investment Limitations;
                                  Distribution and Authorized Dealer Service
                                  Plans; Organization and Units of the Trust

5.  Management of the Fund        Management; Organization and
                                  Units of the Trust

6.  Capital Stock and
       Other Securities           Purchase of Units; Reports to
                                  Shareholders; Distributions;
                                  Taxes; Organization and Units of
                                  the Trust

7.  Purchase of Securities        Purchase of Units; Exchanges;
                                  Net Asset Value       ; Other
                                  Securities

8.  Redemption or Repurchase      Redemption of Units

9.  Pending Legal Proceedings     Not Applicable

                                 STATEMENT OF ADDITIONAL
ITEM NUMBER IN PART B            INFORMATION CAPTION
---------------------            ----------------------

[S]                              [C]
10. Cover Page                   Cover Page

11. Table of Contents            Table of Contents

12. General Information          Organization and Capitalization
    and History

13. Investment Objectives
           and Policies          Investment Policies and
                                 Practices of the Fund       ;
                                 Investment Limitations

14. Management of the Fund       Trustees and Officers;
                                 The Adviser, Distributor and
                                 Transfer Agent

15. Control Persons and          Trustees and Officers; The
    Principal Holders            Adviser, Distributor and
    of Securities                Transfer Agent; Organization and
                                 Capitalization

16. Investment Advisory
    and Other Services           The Adviser, Distributor and Transfer Agent;
                                 Portfolio Transactions; Custodian and
                                 Subcustodian; Independent Accountants

17. Brokerage Allocation         Portfolio Transactions

18. Capital Stock and
    Other Securities             Organization and Capitalization;
                                 Service Plan

19. Purchase, Redemption and     Net Asset Value; Redemptions
    Pricing of Securities
    Being Offered

20. Tax Status                   Tax Information

21. Underwriters                 The Adviser, Distributor and
                                 Transfer Agent

22. Calculation of               Calculation of Yield Quotations
    Performance Data

23. Financial Statements         Financial Statements

                       GOLDMAN SACHS MONEY MARKET TRUST
                            FINANCIAL SQUARE FUNDS
                             FST PREFERRED SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Money Market Trust (the "Trust") is a no-load, open-end, man-agement investment company (a "mutual fund") which includes the Financial Square Funds (the "Funds"). This Prospectus relates only to the offering of FST Preferred units of beneficial interest ("FST Preferred Shares") of the Funds. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Fund's investment adviser and administra-tor. Goldman, Sachs & Co. serves as each Fund's distributor and transfer agent.

  The following Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Funds may invest in diversified portfolios of the following types of instruments:

  Financial Square Prime Obligations Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  Financial Square Money Market Fund. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obliga-tions of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign govern-ments, states, municipalities and other entities, and repurchase agreements.

  Financial Square Treasury Obligations Fund. Securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities.

  Financial Square Government Fund. Securities of the U.S. Government, its agencies, authorities, and instrumentalities, and repurchase agreements relat-ing to such securities.

  Financial Square Tax-Free Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax.

  Financial Square Municipal Money Market Fund. Securities issued by or on be-half of states, territories and possessions of the United States and their po-litical subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond coun-sel, if any, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or state and local taxes).

  AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

ADDITIONAL INFORMATION.................
                             Goldman Sachs Mutual Funds-Toll Free: 800-621-2550

This Prospectus provides you with information about the Funds that you should know before investing in FST Preferred Shares. It should be read and retained for future reference. If you would like more detailed information, the State-ment of Additional Information dated May 1, 1996, as amended or supplemented from time to time, is available upon request without charge from institutions ("Service Organizations") that hold, directly or through an agent, FST Pre-ferred Shares for the benefit of their customers, by calling the telephone number listed above or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chi-cago, Illinois 60606. The Statement of Additional Information, which is incor-porated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Funds are available in certain states. Please call the phone number listed above to determine availability in your state.

-------------------------------------------------------------------------------

FST PREFERRED SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUAR-ANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1996

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Shareholder and Fund Expenses.............................................    3
Financial Highlights......................................................    5
An Introduction to the Funds..............................................   11
Investment Objective and Policies of Financial Square Prime Obligations
 Fund.....................................................................   12
Investment Objective and Policies of Financial Square Money Market Fund...   12
Investment Objective and Policies of Financial Square Treasury Obligations
 Fund.....................................................................   13
Investment Objective and Policies of Financial Square Government Fund.....   14
Investment Objective and Policies of Financial Square Tax-Free Money Mar-
 ket Fund.................................................................   14
Investment Objective and Policies of Financial Square Municipal Money Mar-
 ket Fund.................................................................   14
Description of Securities and Investment Techniques.......................   15
Investment Limitations....................................................   19
Management................................................................   21
Taxes.....................................................................   22
Net Asset Value...........................................................   23
Yield Information.........................................................   23
Organization and Shares of the Trust......................................   24
Administration............................................................   25
Purchase of Shares........................................................   25
Reports to Shareholders...................................................   27
Distributions.............................................................   27
Exchanges.................................................................   28
Redemption of Shares......................................................   28

                    SHAREHOLDER AND FUND EXPENSES (NOTE 1)
                         FST PREFERRED SHARES (NOTE 2)

                                                                       FINANCIAL FINANCIAL
                           FINANCIAL  FINANCIAL  FINANCIAL              SQUARE     SQUARE
                            SQUARE     SQUARE     SQUARE    FINANCIAL  TAX-FREE  MUNCICIPAL
                             PRIME      MONEY    TREASURY     SQUARE     MONEY     MONEY
                          OBLIGATIONS  MARKET   OBLIGATIONS GOVERNMENT  MARKET     MARKET
                             FUND       FUND       FUND        FUND      FUND       FUND
                          ----------- --------- ----------- ---------- --------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES
  Maximum Sales Charge
   Imposed on Purchases.     None       None       None        None      None       None
  Sales Charge Imposed
   on Reinvested
   Distributions........     None       None       None        None      None       None
  Deferred Sales Load
   Imposed on
   Redemptions..........     None       None       None        None      None       None
  Exchange Fee..........     None       None       None        None      None       None
ANNUAL OPERATING
 EXPENSES
 (as a percentage of
 average daily net
 assets after
 adjustments)
  Management Fees (after
   fee adjustments)
   (Note 3).............     0.04%      0.04%      0.04%       0.04%     0.04%      0.04%
  Other Expenses (after
   expense limitation)
   (Note 3)
    Account
     Administration
     Fees...............     0.13%      0.13%      0.13%       0.13%     0.13%      0.13%
    Administration Fees
     (Note 4)...........     0.10%      0.10%      0.10%       0.10%     0.10%      0.10%
    Other Expenses......     0.01%      0.01%      0.01%       0.01%     0.01%      0.01%
                             ----       ----       ----        ----      ----       ----
TOTAL OPERATING EXPENSES
 (Note 3)...............     0.28%      0.28%      0.28%       0.28%     0.28%      0.28%
                             ====       ====       ====        ====      ====       ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
     Financial Square Prime Obligations Fund...  $ 3     $ 9     $16     $36
     Financial Square Money Market Fund........  $ 3     $ 9     N/A     N/A
     Financial Square Treasury Obligations
      Fund.....................................  $ 3     $ 9     $16     $36
     Financial Square Government Fund..........  $ 3     $ 9     $16     $36
     Financial Square Tax-Free Money Market
      Fund.....................................  $ 3     $ 9     N/A     N/A
     Financial Square Municipal Money Market
      Fund.....................................  $ 3     $ 9     N/A     N/A

--------
Notes:
(1) The purpose of this table is to assist investors in understanding the var-ious costs and expenses that an investment in the Funds will bear directly or indirectly. For the fiscal year ended December 31, 1995 no FST Pre-ferred Shares of the Funds had been issued. Accordingly, the costs and ex-penses included in the table and hypothetical example are based on esti-mated fees and expenses for the current fiscal year ended December 31, 1996. The table and hypothetical example should not be considered a repre-sentation of past or future expenses; actual expenses may vary depending upon a variety of factors including the actual performance of each Fund, which may be greater or less than 5%. See "Management."

(2) The information with respect to each Fund set forth in the foregoing table and hypothetical example relates only to FST Preferred Shares of the Funds. The Funds also offer FST Shares, FST Service Shares and FST Admin-istration Shares which are subject to different fees and expenses (which affect performance) and are entitled to different services. Information regarding FST Shares, FST Administration Shares and FST Service Shares may be obtained from your sales representative or from Goldman Sachs by call-ing the number on the cover page of this Prospectus.

(3) Goldman Sachs Asset Management (the "Adviser" or "GSAM") has agreed that a portion of its fees will not be imposed, pursuant to applicable contracts. In addition, the Adviser has agreed to reduce or otherwise limit certain expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, management and account administration fees, taxes, inter-est, brokerage and litigation, indemnification and other extraordinary ex-penses), on an annualized basis, to .01% of such Fund's average daily net assets. Had the reduction of fees otherwise payable and expense limita-tions not been reflected in the above table, the management fees payable by each Fund would be 0.075% of average daily net assets, and the esti-mated amount of other expenses payable by Financial Square Prime Obliga-tions Fund, Financial Square Money Market Fund, Financial Square Treasury Obligations Fund, Financial Square Government Fund, Financial Square Tax-Free Money Market Fund and Financial Square Municipal Money Market Fund, would be 0.035%, 0.045%, 0.045%, 0.045%, 0.105% and 0.29%, respectively, of average daily net assets. Had the reduction of fees otherwise payable and expense limitations not been reflected in the above table, the esti-mated annual operating expenses of Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Financial Square Treasury Obli-gations Fund, Financial Square Government Fund, Financial Square Tax-Free Money Market Fund and Financial Square Municipal Money Market Fund would be 0.49%, 0.50%, 0.50%, 0.50%, 0.56% and 0.745%, respectively, of average daily net assets.

(4) Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of FST Preferred Shares in connection with their customers' accounts. See "Administration." Such fees, if any, may affect the return such customers realize with respect to their investments.

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a share of Financial Square Prime Obliga-tions Fund, Financial Square Money Market Fund, Financial Square Treasury Ob-ligations Fund, Financial Square Government Fund and Financial Square Tax-Free Money Market Fund outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report in-corporated by reference and attached to the Statement of Additional Informa-tion from the annual report to shareholders for the fiscal year ended December 31, 1995 (the "Annual Report"), and should be read in conjunction with the fi-nancial statements and related notes incorporated by reference and attached to the Statement of Additional Information.

  No Preferred Shares of any Fund were outstanding during the periods indicat-ed. In addition, Financial Square Municipal Money Market Fund had no opera-tions during the fiscal year ended December 31, 1995. Accordingly, there are no select per share data and ratios presented for this Fund or for the Pre-ferred Shares.


                               [TO BE INSERTED]

                         AN INTRODUCTION TO THE FUNDS

  The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is a separate pool of assets which pursues its investment ob-jective through separate investment policies, as described below. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser and administrator (the "Adviser" or "GSAM"). Goldman Sachs, which serves as the Funds' distribu-tor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Each Fund seeks to maintain a stable net asset value of $1.00 per share. To facilitate this goal, each Fund's port-folio securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission ("SEC"). The SEC rule requires, among other things, that all portfolio securities have at the time of purchase a maximum remaining maturity of thirteen months and that each Fund maintain a dollar-weighted average portfolio maturity of not more than ninety (90) days. Investments by each Fund must present minimal credit risk.

  Each Fund, other than Financial Square Tax-Free Money Market Fund and Finan-cial Square Municipal Money Market Fund, may only purchase "First Tier Securi-ties" as defined herein. First Tier Securities are securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two nationally recognized statistical rating organiza-tions ("NRSRO's"), or if only one NRSRO has assigned a rating, by that NRSRO.

  Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier Securities or, in the case of Financial Square Tax-Free Money Market Fund and Financial Square Municipal Money Market Fund, "Second Tier Securities" as defined herein. Financial Square Tax-Free Money Market Fund and Financial Square Municipal Money Market Fund may invest in First and Second Tier Securities. Second Tier Securities are securities rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO, but which are not First Tier Securities. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees, except for pur-chases made on behalf of Financial Square Tax-Free Money Market Fund and Fi-nancial Square Municipal Money Market Fund.

  NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional In-formation.

  Shares of the Government Fund are intended to qualify as eligible invest-ments for Federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Government Fund encourages each state chartered credit union to consult qualified legal counsel concerning whether the Government Fund is a permissible investment under the law applicable to it.

 INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE PRIME OBLIGATIONS FUND

  The investment objective of Financial Square Prime Obligations Fund ("Prime Obligations Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. All of Prime Ob-ligations Fund's assets will be invested in high quality money market instru-ments. The Fund pursues its objective by investing exclusively in the follow-ing instruments:

  (A) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities and instrumentalities ("U.S. Government Securities");

  (B) obligations issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bank-ers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obliga-tions issued by U.S. subsidiaries of such banks;

  (C) commercial paper (including variable amount master demand notes and as-set-backed commercial paper) issued or guaranteed by U.S. corporations, U.S. commercial banks, or other entities;

  (D) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees;

  (E) other short-term obligations issued or guaranteed by U.S. corporations, or other entities (including short-term funding agreements);

  (F) other short-term obligations issued or guaranteed by state and munici-pal governments (such securities may be purchased when yields on such securities are attractive when compared to other taxable investments);

  (G) asset-backed securities (including interests in pools of assets such as motor vehicle installment purchase obligations and credit card receiv-ables); and

  (H) repurchase agreements.

  Prime Obligations Fund may acquire any of the above securities on a forward commitment or when-issued basis.

    INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE MONEY MARKET FUND

  The investment objective of Financial Square Money Market Fund ("Money Mar-ket Fund") is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Money Market Fund pursues its objective by investing in the following instruments:

  (A) U.S. Government Securities;

  (B) obligations issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bank-ers' acceptances) which have more than $1 billion in total assets at the time of purchase;

  (C) U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks, and foreign branches of U.S. banks having more than $1 billion in total as-sets at the time of purchase. Such bank obligations may be general ob-ligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation;

  (D) commercial paper (including variable amount master demand notes and as-set-backed commercial paper) issued or guar-
     anteed by U.S. corporations, U.S. commercial banks, foreign corpora-tions, foreign commercial banks or other entities, payable in U.S. dol-lars;

  (E) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees;

  (F) other short-term obligations issued or guaranteed by U.S. corporations, foreign corporations or other entities, payable in U.S. dollars (in-cluding short-term funding agreements);

  (G) other short-term obligations issued or guaranteed by state and munici-pal governments (such securities may be purchased when yields on such securities are attractive when compared to other taxable investments);

  (H) U.S. dollar denominated obligations of the International Bank for Re-construction and Development;

  (I) U.S. dollar denominated obligations (limited to commercial paper and other notes) issued or guaranteed by the governments of or entities lo-cated or organized in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Austria, Finland, Spain, Ireland, Sweden, Australia, New Zealand, Japan, Cayman Islands and Canada. Not more than 25% of Money Market Fund's total assets will be invested in the securities of any one foreign government;

  (J) asset-backed securities (including interests in pools of assets such as motor vehicle installment purchase obligations and credit card receiv-ables); and

  (K) repurchase agreements.

  Money Market Fund may acquire any of the above securities on a forward com-mitment or when-issued basis.

  Money Market Fund will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse eco-nomic conditions prevail in the banking industry (such as substantial losses on loans, larger increases in non-performing assets, increased charge-offs and losses of deposits) Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations. As a result, Money Market Fund may be especially affected by favorable and ad-verse developments in the banking industry.

  RISKS OF FOREIGN SECURITIES. Investments in foreign securities and bank ob-ligations may present a greater degree of risk than investments in domestic securities because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

  INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE TREASURY OBLIGATIONS
                                     FUND

  The investment objective of Financial Square Treasury Obligations Fund ("Treasury Obligations Fund") is to maximize current income to the extent con-sistent with the preservation of capital and the maintenance of liquidity. The Fund pursues its objective by limiting its investments to securities issued or guaranteed by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, and repurchase agreements relating to such securities. This investment policy may not be changed unless authorized by a majority of the outstanding shares of the Fund. Treasury Obligations Fund may acquire any of the above securities on a forward commitment or when-issued basis.

     INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE GOVERNMENT FUND

  The investment objective of Financial Square Government Fund ("Government Fund") is to maximize current income to the extent consistent with the preser-vation of capital and the maintenance of liquidity. Although the Government Fund intends to invest all of its assets in U.S. Government Securities and re-purchase agreements relating to such securities, it pursues its objective by investing at least 80% of its total assets in such securities. Government Fund may acquire any of the above securities on a forward commitment or when-issued basis.

  INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE TAX-FREE MONEY MARKET
                                     FUND

  The investment objective of Financial Square Tax-Free Money Market Fund ("Tax-Free Fund") is to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of li-quidity. The Tax-Free Fund pursues its objective by investing in obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumen-talities, and the District of Columbia ("Municipal Instruments"), the interest from which is, in the opinion of bond counsel, if any, excluded from gross in-come for federal income tax purposes and not an item of tax preference under the federal alternative minimum tax. Such Municipal Instruments may include:

  (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rat-ing categories of at least one NRSRO;

  (B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long-term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

  (C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

  (D) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees; and

  (E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable qual-ity by the Adviser pursuant to criteria approved by the Trustees.

  Tax-Free Fund may acquire any of the above securities on a forward commit-ment or when-issued basis.

  As a matter of fundamental policy, at least 80% of Tax-Free Fund's net as-sets will ordinarily be invested in Municipal Instruments. However, Tax-Free Fund may temporarily invest more than 20% of its net assets in taxable money market instruments for defensive purposes under extraordinary market condi-tions. Investments in taxable money market instruments will be limited to those meeting the quality standards of Tax-Free Fund. Tax-Free Fund will not invest in taxable instruments other than these money market instruments.

 INVESTMENT OBJECTIVE AND POLICIES OF FINANCIAL SQUARE MUNICIPAL MONEY MARKET
                                     FUND

  The investment objective of Financial Square Municipal Money Market Fund ("Municipal Fund") is to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. Municipal Fund pursues its objective by investing in Municipal In-struments, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes (but not necessar-ily exempt from federal alternative minimum tax or state and local taxes). Such Municipal Instruments may include:

  (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rat-ing categories of at least one NRSRO;

  (B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long-term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

  (C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

  (D) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees; and

  (E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable qual-ity by the Adviser pursuant to criteria approved by the Trustees.

  Municipal Fund may acquire any of the above securities on a forward commit-ment or when-issued basis.

  As a matter of fundamental policy, at least 80% of Municipal Fund's net as-sets will ordinarily be invested in Municipal Instruments. Municipal Fund may invest up to 100% of total assets in private activity bonds the interest from certain of which (and Municipal Fund's distributions of such interest), al-though exempt from regular federal income tax, may be a preference item for purposes of the federal alternative minimum tax. Municipal Fund may temporar-ily invest more than 20% of its net assets in taxable money market instruments for defensive purposes under extraordinary market conditions. Investments in taxable money market instruments will be limited to those meeting the quality standards of Municipal Fund. Municipal Fund will not invest in taxable instru-ments other than these money market instruments.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Govern-ment Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Se-curities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Fund may also invest in separately traded principal and interest compo-nents of securities guaranteed or issued by the U.S. Treasury if such compo-nents are traded independently under the Separate Trading of Registered Inter-est and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  Each Fund (other than Treasury Obligations Fund and Government Fund) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest pay-ments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain secu-rities law purposes, custodial receipts are not considered obligations of the U.S. Government.

INVESTMENT IN BANK OBLIGATIONS

  Because the Money Market Fund will concentrate its investments in obliga-tions issued or guaranteed by U.S. and foreign banks, the Fund will be subject to the risks of such concentration and, in particular, will be affected by de-velopments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past de-cade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of oper-ations and profitability of domestic and foreign banks. Significant develop-ments in the U.S. banking industry have included deregulation of interest rates, increased competition from other types of financial institutions, in-creased acquisition activity and geographic expansion and, during the late 1980's, increased numbers of bank failures. Banks may be particularly suscep-tible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial condi-tions of banks.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Funds may invest in asset-backed and receivables-backed securities. These securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle in-stallment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose cor-porations. Payments or distributions of principal and interest may be guaran-teed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present.

  The Prime Obligations and Money Market Funds may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies.

MUNICIPAL INSTRUMENTS

  Municipal notes include tax anticipation notes ("TANs"), revenue anticipa-tion notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue antici-pation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge.

Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. To the extent that a Fund invests in unrated lease rental revenue bonds, the Trustees will monitor on an ongoing basis the credit quality of such bonds and the risks of cancellation of the underlying leases. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial pa-per, tender option bonds and variable and floating rate securities.

  A tender option bond is a Municipal Instrument (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or simi-lar agent at or near the commencement of such period, that would cause the se-curities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effec-tively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income taxes purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the is-suer's receipt of revenues and present the risk that such revenues will be in-sufficient to satisfy the issuer's payment obligations. The entire principal amount of principal and interest on RAWs is due at maturity. RAWs have been issued with maturities of up to 22 months. RAWs may also be repackaged as in-struments which include a demand feature that permits the holder to put the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that per-mit the Funds to sell them at par value plus accrued interest upon short no-tice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with li-quidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevoca-ble, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Fund's quality standards, the Fund will look to the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself. A Fund may consider the maturity of a vari-able or floating rate Municipal Instrument to be shorter than its ultimate stated maturity if the Fund has the right to demand prepayment of its princi-pal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Invest-ment Company Act. A Fund may purchase such variable or floating rate obliga-tions from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of mu-nicipal obligations held by a bank or other financial institution.

  Tax-Free Fund does not currently intend to invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"). Municipal Fund may invest up to 100% of its assets in private activ-ity bonds. Private activity bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. When distributed to shareholders of Municipal Fund as "exempt-interest dividends," the interest from such bonds would be an item of tax preference under the federal alternative minimum tax. See "Taxes" and "Distributions." If Tax-Free Fund's policy not to invest in private activity bonds should change in the future, shareholders would be notified and such investments would not exceed 20% of Tax-Free Fund's net assets.

  Both Municipal Fund and Tax-Free Fund may invest 25% or more of the value of their total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, Municipal Fund and Tax-Free Fund may invest all of their respective assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose is-suers are in the same state or (c) industrial development obligations. Concen-tration of a Fund's investments in Municipal Instruments in any of the forego-ing will subject the Fund, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political develop-ments affecting any such state, industry or other area of concentration.

  Each Fund (other than Treasury Obligations Fund and Government Fund) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. In addition, such Funds may acquire securities in the form of custodial receipts which evi-dence ownership of future interest payments, principal payments or both on ob-ligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Fund (other than Treasury Obligations Fund and Government Fund) may acquire the right to sell the security to another party at a guaranteed price and date. These rights may be referred to as puts, demand features, or standby commitments.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an agreement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to the interest rate on the purchased security. A Fund's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased securities, in-cluding accrued interest, will at all times exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with de-lay and enforcement of the repurchase agreement. In evaluating whether to en-ter into a repurchase agreement, the Adviser will carefully consider the cred-itworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Fund will be taxable to its shareholders. In addition, each Fund, to-gether with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash bal-ances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settle-ment time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or sub-custodian until the settlement date, cash or liquid, high quality debt obligations in an amount sufficient to meet the pur-chase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or for-ward commitment basis with the intention of acquiring securities for its port-folio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  Each Fund (other than the Treasury Obligations Fund and Government Fund) may invest in securities issued by other money market investment companies. Such investments will be determined by the Adviser, under guidelines established by the Trustees, to present minimal credit risks. The amount of a Fund's investments in securities of other investment companies will be subject to the limitations on such investments prescribed by the Investment Company Act and certain state securities regulations. These limits include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Fund's assets in se-curities of any one investment company or more than 10% of its assets in secu-rities of all investment companies. Each Fund will indirectly bear its propor-tionate share of any management fees and other expenses paid by such other in-vestment companies. Goldman Sachs will not impose a portion of the management fees payable by a Fund (the "Acquiring Fund") with respect to assets invested in another money market investment company (the "Acquired Fund") as follows. The amount of the management fees otherwise payable by the Acquiring Fund and not imposed by Goldman Sachs will be equal to the amount of management fees indirectly paid by the Acquiring Fund as a shareholder of the Acquired Fund. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Acquiring Fund and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  PRIME OBLIGATIONS FUND, MONEY MARKET FUND, TREASURY OBLIGATIONS FUND AND GOVERNMENT FUND (THE "TAXABLE FUNDS"). Pursuant to SEC Rule 2a-7 under the In-vestment Company Act, each Taxable Fund may not invest more than 5% of its as-sets (taken at amortized cost) in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities). Each Taxable Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although a Taxable Fund may not make more than one such investment at any time. No Taxable Fund may invest in secu-rities which are Second Tier Securities at the time of purchase. Immediately after the acquisition of any put by a Taxable Fund, not more than 5% of such Fund's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation will not apply to the issuer of unconditional puts if the Taxable Fund does not have more than 10% of its to-tal assets invested in securities issued by or subject to unconditional puts from such issuer. Pursuant to SEC Rule 2a-7, the foregoing restrictions are not applicable to Municipal Fund and Tax-Free Fund. The foregoing operating policies are more restrictive than the fundamental policy set forth below, which would give a Fund the ability to invest, with respect to 25% of its as-sets, more than 5% of its assets in any one issuer. Each Fund operates in ac-cordance with these operating policies which comply with SEC Rule 2a-7.

  MUNICIPAL FUND AND TAX-FREE FUND. Pursuant to SEC Rule 2a-7, immediately af-ter the acquisition of any put by either Municipal Fund or Tax-Free Fund, not more than 5% of such Fund's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation applies only with respect to 75% of each such Fund's total assets. Also, with respect to such Funds, this limitation will not apply to an issuer of unconditional puts if the Fund does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such issuer. Each of Municipal Fund and Tax-Free Fund will operate in accordance with this oper-ating policy which complies with SEC Rule 2a-7.

INVESTMENT RESTRICTIONS

  The Trust, on behalf of each Fund, has adopted certain fundamental invest-ment restrictions which are enumerated in detail in the Statement of Addi-tional Information and which may not be changed with respect to any Fund un-less authorized by a majority of its outstanding shares. Among other restric-tions, a Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collater-alized by such securities) or acquire more than 10% of any class of the out-standing voting securities of any one issuer. In addition, each Fund (other than Money Market Fund as provided below) may not invest more than 25% of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of the restriction), provided that there is no 25% limitation in respect of, and each Fund reserves freedom of action to concentrate its in-vestments in, U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, provided such branches are subject to the same regulations as U.S. banks, and repurchase agreements and loans of securities collateralized by U.S. Govern-ment Securities or such bank obligations, provided the investment policies of the Fund permit the particular investment. Money Market Fund will concentrate in obligations of domestic and foreign banks, except during adverse conditions in the banking industry. Tax diversification requirements for qualification as a regulated investment company apply to the Funds and are in certain instances more strict than these investment restrictions. In applying the above restric-tions, a Fund will not treat a guarantee as a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of its total assets.

  Each Fund may borrow money from banks only for temporary or emergency pur-poses in an aggregate amount not exceeding one-third of the value of its total assets. A Fund may not purchase securities while such borrowings exceed 5% of the value of its assets. Except for such enumerated restrictions and as other-wise indicated in this Prospectus, the investment objective and policies of each Fund are not fundamental policies and accordingly may be changed by the Trust's Board of Trustees without obtaining the approval of the Fund's share-holders.

RESTRICTED AND OTHER ILLIQUID SECURITIES

  Each Fund may purchase securities that are not registered ("restricted secu-rities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of its net assets in illiquid investments, which includes fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of deter-mining and monitoring the liquidity of restricted securities. The Board, how-ever, will retain sufficient oversight and be ultimately responsible for the deter-minations. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent that qualified institutional buyers become for a time uninterested in purchas-ing these restricted securities.

  In addition, each Fund may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of the Fund (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER AND ADMINISTRATOR

  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, acts as investment adviser and administrator to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of January 31, 1996, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $57 billion in assets.

  As of November 25, 1995, Goldman Sachs and its consolidated subsidiaries had
assets of approximately $   billion and partners' capital of $1.9 billion and
ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major player among investment banking and brokerage firms providing a broad range of fi-nancing and investment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable Fund may enter into principal trans-actions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs or its affiliate, Goldman Sachs Money Market, L.P.

  Under the Investment Advisory Agreements, GSAM continually manages the port-folio of each Fund, including the purchase, retention and disposition of its securities and other assets. The management of each Fund's portfolio is sub-ject to the supervision of the Board of Trustees and that Fund's investment policies. For these services, GSAM is entitled to a monthly fee at an annual rate equal to .075% of the Fund's average daily net assets.

  GSAM has agreed that it will not impose a portion of its advisory fee, pur-suant to applicable contracts. For the fiscal period ended December 31, 1995, Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Govern-ment Fund and Tax-Free Fund paid advisory fees at an effective annual rate of 0.04%, 0.01%, 0.04%, 0.04% and 0.00%, respectively, of average daily net as-sets. Municipal Fund was not in operation during such period and, therefore, paid no advisory fee.

  GSAM has agreed to reduce or otherwise limit certain expenses of each Fund (excluding fees payable to Service Organizations, as defined herein, manage-ment and account administration fees, and taxes, interest, brokerage and liti-gation, indemnification and other extraordinary expenses) on an annualized ba-sis to .01% of the Fund's average daily net assets. GSAM has no current inten-tion to but may discontinue or modify any of such reductions or limitations at its discretion.

  In addition, under the Trust's Administration Agreement with GSAM, GSAM ad-ministers each Fund's business affairs subject to the supervision of the Board of Trustees and, in connection therewith, furnishes the Funds with office fa-cilities, bears all fees and costs of the services furnished by the transfer agent to the Funds, and is responsible for ordinary clerical, recordkeeping and bookkeeping functions re-quired to be performed by the Funds (excluding those performed by each Fund's custodian), preparation and filing of documents required to comply with fed-eral and state securities laws, supervising the activities of the Funds' cus-todian and transfer agent, providing assistance in connection with meetings of the Board of Trustees and shareholders and other administrative services nec-essary to conduct each Fund's business.

  For those administrative services and facilities each Fund pays an account administration fee to GSAM. The account administration fee is charged and al-located to each shareholder account daily in the amount equal on an annual ba-sis to .13% of the Fund's average daily net assets. For the fiscal period ended December 31, 1995, Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Government Fund and Tax-Free Fund paid GSAM a fee for ac-count administration services at the foregoing annual rate.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of shares of each Fund upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Fund.

                                     TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each tax-able year. To qualify as such, each Fund must satisfy certain requirements re-lating to the sources of its income, diversification of its assets and distri-bution of its income to shareholders. As a regulated investment company, each Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income (except, in the case of Tax-Free Fund and Municipal Fund, tax-exempt interest), the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. These tax consequences will apply to taxable distributions of a Fund (includ-ing a Fund that also pays exempt-interest dividends, as described below) re-gardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by the Funds in January of a given year will be taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal in-come tax purposes, including any distributions that may constitute a return of capital or any distribution of Municipal Fund that may constitute a tax pref-erence item under the federal alternative minimum tax.

  Municipal Fund and Tax-Free Fund each intends to satisfy certain require-ments of the Code for the payment of "exempt-interest dividends" not included in shareholders' federal gross income. Dividends paid by these Funds from in-terest on tax-exempt obligations and properly designated by the Funds as ex-empt-interest dividends, including exempt-interest dividends received from other regulated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in com-puting the "adjusted current earnings" preference item for purposes of the corporate federal alternative minimum tax, the corporate environmental tax, and the extent, if any, to which social security or railroad retirement bene-fits are taxable. Persons who are "substantial users" of facilities financed by certain industrial de-velopment or private activity bonds should consult their own tax advisers be-fore purchasing shares of these Funds. Interest incurred to purchase or carry shares of these Funds will not be deductible for federal income tax purposes to the extent related to exempt-interest dividends paid by the Funds and may not be deductible in whole or in part for state income tax purposes.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  If a Fund invests in foreign securities, it may be subject to foreign with-holding or other foreign taxes on income earned on such securities and is ex-pected to be unable to pass such taxes through to shareholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from a Fund. A state income (and possi-bly local income and/or intangible property) tax exemption is generally avail-able to the extent a Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Fund (except Government Fund) is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. The net asset value of Government Fund is determined as of 5:00 p.m. New York time on each Business Day. Net as-set value per share for each class of shares of each Fund is calculated by de-termining the amount of net assets attributable to each class of shares and dividing by the number of shares for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities market close early, each Fund re-serves the right to cease accepting purchase and redemption orders for same Business Day credit at the time PSA recommends that the securities market close. On days any Fund closes early, purchases and redemption orders received after the PSA recommended closing time will be credited for the next Business Day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Fund's portfolio securities are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

                               YIELD INFORMATION

  From time to time, each Fund may advertise its yield and effective yield. The yield of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertise-ment). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effec-tive yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  Municipal Fund and Tax-Free Fund may each also quote tax-equivalent yield. Each Fund's tax-equivalent yield is calculated by determining the rate of re-turn that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

  Investors should note that the investment results of a Fund are based on historical performance and will fluctuate over time. Any presentation of a Fund's yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Fund's yield, effective yield or tax-equivalent yield may be in any fu-ture period.

  Yield, effective yield and tax-equivalent yield will be calculated sepa-rately for FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares. Because each such class of shares is subject to different ex-penses, the net yield of such classes of a Fund for the same period may dif-fer. See "Organization and Shares of the Trust" below.

                     ORGANIZATION AND SHARES OF THE TRUST

  The Trust was formed as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1978. The Trustees of the Trust are responsi-ble for the overall management and supervision of its affairs. The Declaration of Trust authorizes the Trustees to classify or reclassify any series or port-folio of shares into one or more classes. The Trustees have authorized the is-suance of four classes of shares of each of the Funds, which are: FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares. (In-stitutions that provide services to holders of FST Preferred Shares, FST Ad-ministration or Service Shares are referred to in this Prospectus as "Service Organizations").

  When issued, shares are fully paid and nonassessable by the Trust. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  Shares of a Fund will be voted separately by Fund with respect to matters pertaining to that Fund except for the election of Trustees and ratification of independent accountants. For example, shareholders of each Fund are re-quired to approve the adoption of any investment advisory agreement relating to that Fund and any changes in fundamental investment restrictions or poli-cies of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund.

  The Trust does not intend to hold annual shareholder meetings, although spe-cial meetings may be called for such purposes as electing or removing Trust-ees, complying with a requirement of the Investment Company Act, or such other purposes as are set forth above. The Trust will facilitate shareholder commu-nication as required and in the manner prescribed by Section 16(c) of the In-vestment Company Act.

                                ADMINISTRATION

  Each Fund has adopted a Preferred Administration Plan with respect to the FST Preferred Shares which authorizes it to compensate Service Organizations for providing account administration services to their customers who are bene-ficial owners of such Shares. Each Fund will enter into agreements with Serv-ice Organizations which purchase FST Preferred Shares on behalf of their cus-tomers ("Service Agreements"). The Service Agreements will provide for compen-sation to the Service Organization in an amount up to .10 of 1% (on an annualized basis) of the average daily net asset value of the FST Preferred Shares of that Fund attributable to or held in the name of the Service Organi-zation for its customers. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of rec-ord, maintaining account records for its customers, and processing orders to purchase and redeem FST Preferred Shares for its customers.

  Holders of FST Preferred Shares of a Fund will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations (other than broker-dealers) may charge other fees to their customers who are the beneficial owners of FST Preferred Shares in con-nection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Fund.

  All inquiries of beneficial owners of FST Preferred Shares of the Funds should be directed to such owners' Service Organization.

                              PURCHASE OF SHARES

  It is expected that all direct purchasers of FST Preferred Shares will be Service Organizations or their nominees, which may purchase FST Preferred Shares of the Funds through Goldman Sachs. Customers of Service Organizations may invest in such shares only through their Service Organizations.

  As set forth below, FST Preferred Shares of the Funds may be purchased on any Business Day at the net asset value next determined after receipt from the Service Organization of both the purchase order and the purchase price in Fed-eral Funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring Federal Funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as the sub-custodian for State Street Bank and Trust Company ("State Street").

  Purchases of FST Preferred Shares may also be made by a Service Organization by delivering a Federal Reserve draft or check payable to the appropriate Fund and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to Federal Funds on the day of receipt and that checks will be converted to Fed-eral Funds within two Business Days after receipt. FST Preferred Shares pur-chased by check may not be redeemed until the check has cleared, as described under "Redemption of Shares."

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and Federal Funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and Federal Funds must be received by them.

-------------------------------------------------------------------------------
  FST Preferred Shares of the Prime Obligations Fund, Money Market Fund and Treasury Obligations Fund are deemed to have been purchased when an order be-comes effective and are entitled to dividends on FST Preferred Shares pur-chased as follows:

      IF ORDER IS RECEIVED FROM A SERVICE
      ORGANIZATION BY GOLDMAN SACHS         DIVIDENDS BEGIN
      -----------------------------------   ---------------
      By:         3:00 p.m.--N.Y. time      Same Business Day
-------------------------------------------------------------------------------
      After:      3:00 p.m.--N.Y. time      Next Business Day
-------------------------------------------------------------------------------
  FST Preferred Shares of the Government Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Preferred
Shares purchased as follows:

      IF ORDER IS RECEIVED FROM A SERVICE
      ORGANIZATION BY GOLDMAN SACHS         DIVIDENDS BEGIN
      -----------------------------------   ---------------
      By:         5:00 p.m.--N.Y. time      Same Business Day
-------------------------------------------------------------------------------
      After:      5:00 p.m.--N.Y. time      Next Business Day
-------------------------------------------------------------------------------
  FST Preferred Shares of the Municipal Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Preferred
Shares purchased as follows:

      IF ORDER IS RECEIVED FROM A SERVICE
      ORGANIZATION BY GOLDMAN SACHS         DIVIDENDS BEGIN
      -----------------------------------   ---------------
      By:         1:00 p.m.--N.Y. time      Same Business Day
-------------------------------------------------------------------------------
      After:      1:00 p.m.--N.Y. time      Next Business Day
-------------------------------------------------------------------------------
  FST Preferred Shares of the Tax-Free Fund are deemed to have been purchased when an order becomes effective and are entitled to dividends on FST Preferred
Shares purchased as follows:

      IF ORDER IS RECEIVED FROM A SERVICE
      ORGANIZATION BY GOLDMAN SACHS         DIVIDENDS BEGIN
      -----------------------------------   ---------------
      By:         2:00 p.m.--N.Y. time      Same Business Day
-------------------------------------------------------------------------------
      After:      2:00 p.m.--N.Y. time      Next Business Day
-------------------------------------------------------------------------------

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  FST Preferred Shares of a Fund are purchased at the net asset value per share without the imposition of a sales charge.

  Goldman Sachs, as each Fund's transfer agent, will maintain a complete rec-ord of transactions and FST Preferred Shares held in each record holder's ac-count.

  The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

  Goldman Sachs may, at its own expense, provide compensation to certain deal-ers whose customers purchase significant amounts of shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to

25% of the annual fees that are earned by GSAM as investment adviser to such Fund (after adjustments) and are attributable to shares held by such custom-ers. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from assets of Goldman Sachs or its affiliates.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The minimum requirement for investing in a Fund is $50 million ($10 million if an investor satisfies the minimum initial investment in any other Fund). The Trust and Goldman Sachs each reserves the right to waive the minimum in-vestment requirement. A Service Organization may impose a minimum amount for initial and subsequent investments in FST Preferred Shares of the Funds, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organizations for further information concerning such requirements and charges. A Service Organization may purchase FST Preferred Shares in connection with sweep account programs.

SUBSEQUENT INVESTMENTS

  There is no minimum amount required for subsequent investments. Orders for the purchase of additional FST Preferred Shares should be accompanied by in-formation identifying the account in which FST Preferred Shares are to be pur-chased.

                            REPORTS TO SHAREHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semi-annual report to record holders of FST Preferred Shares of each Fund, including Service Organizations who hold such Shares for the bene-fit of their customers. Upon request, a printed confirmation for each transac-tion will be provided by Goldman Sachs. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by Goldman Sachs to shareholders of record. The Service Organizations, as record holders of FST Preferred Shares, will be responsible for providing similar services to their own customers who are the beneficial owners of such Shares. For example, Serv-ice Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                                 DISTRIBUTIONS

  All or substantially all of each Fund's net investment income will be de-clared daily (as of 4:00 p.m. New York Time for each Fund other than Govern-ment Fund and as of 5:00 p.m. New York time for Government Fund) as a dividend and distributed to Service Organizations, as record owners of FST Preferred Shares, monthly. Distributions will be made in additional FST Preferred Shares of the same Fund or, at the election of a Service Organization, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distri-butions will be reinvested. Dividends will be reinvested as of the last calen-dar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be dis-tributed in accordance with the requirements of the Code and may be reflected in the Fund's daily distributions. Each Fund may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly cap-ital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Fund are reflected in the net asset value of the Fund, they are not expected to be of an amount which would affect the Fund's net asset value of $1.00 per share.

  A Fund's net investment income consists of the excess of (i) accrued inter-est or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Fund from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Fund, in-cluding a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  FST Preferred Shares of each Fund may be exchanged by Service Organizations for FST Preferred Shares of any other Financial Square Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone exchanges must be regis-tered in the same name(s) and with the same address as are registered in the Fund from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Shares" to confirm that such instructions are genuine. Ex-changes are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                             REDEMPTION OF SHARES

HOW TO REDEEM

  Customers of Service Organizations may redeem FST Preferred Shares of a Fund through their respective Service Organizations. The Service Organizations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption re-quests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization as the record holder of FST Preferred Shares may then redeem such Shares without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Share-holder Services, Goldman Sachs Money Market Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request redemptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by tel-ephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemp-tion request has been properly authorized. A redemption request will not be considered to have been received in proper form until such additional documen-tation has been submitted to Goldman Sachs by the recordholder of FST Pre-ferred Shares. The payment of redemption proceeds for FST Preferred Shares re-cently purchased by check will be delayed for up to 15 days until the check has cleared.
PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of FST Preferred Shares.

-------------------------------------------------------------------------------

          REDEMPTION REQUEST
             RECEIVED FROM             REDEMPTION
         SERVICE ORGANIZATION           PROCEEDS
           BY GOLDMAN SACHS            ORDINARILY             DIVIDENDS
         --------------------          ----------             ---------
        (1) In the case of the Taxable Funds (except for Government Fund)
 By:     3:00 p.m.--N.Y. time   Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After:  3:00 p.m.--N.Y. time   Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (3) In the case of the Government Fund
 By:    5:00 p.m.--N.Y. time    Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 5:00 p.m.--N.Y. time    Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (2) In the case of the Tax-Free Fund
 By:    1:00 p.m.--N.Y. time    Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 1:00 p.m.--N.Y. time    Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------
        (2) In the case of the Municipal Fund
 By:    12:00 noon--N.Y. time   Wired Same Business Day  Not earned on Day
                                                         request is received
----------------------------------------------------------------------------
 After: 12:00 noon--N.Y. time   Wired Next Business Day  Earned on Day
                                                         request is received
----------------------------------------------------------------------------

  After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermedi-aries or the FST Administration Shareholder's Service Organization in the transfer process. If a problem with such performance arises, the FST Adminis-tration Shareholder should deal directly with such intermediaries or Service Organization.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the Account In-formation Form. As set forth above, redemption proceeds will normally be wired on the same Business Day, but may be paid up to three Business Days after re-ceipt of a properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired.

OTHER REDEMPTION INFORMATION

  A minimum account balance of $50 million in a Fund ($10 million if an in-vestor satisfies the minimum initial investment in any other Fund) is required to remain a FST Preferred Shareholder. A Fund may redeem all of the FST Pre-ferred Shares of any FST Preferred Shareholder whose account in that Fund has a net asset value which is less than the minimum described above. The Trust will give sixty (60) days' prior written notice to such Shareholders whose FST Preferred Shares are being redeemed to allow them to purchase sufficient addi-tional FST Preferred Shares of the Fund to avoid such redemption.
                               ----------------

            GOLDMAN SACHS MONEY MARKET TRUST FINANCIAL SQUARE FUNDS
                   4900 Sears Tower, Chicago, Illinois 60606

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 1996.
                              FST PREFERRED SHARES
----------------------------------------------------------------


     Goldman Sachs Money Market Trust (the "Trust") is a no-load, open-end, management investment company (or mutual fund) which includes the Financial Square Funds. This Statement of Additional Information relates solely to the offering of FST Preferred Shares of Financial Square Prime Obligations Fund (Prime Obligations Fund), Financial Square Money Market Fund (Money Market
Fund), Financial Square Treasury Obligations Fund (Treasury Obligations Fund), Financial Square Government Fund (Government Fund), Financial Square Tax Free Money Market Fund (Tax Free Fund), Financial Square Money Market Plus Fund ("Plus Fund")and Financial Square Municipal Money Market Fund (Municipal
Fund)(individually, a "Fund" and collectively the "Funds").

     Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Funds' investment adviser and administrator. Goldman Sachs serves as the Funds' distributor and transfer agent.

     The Goldman Sachs Mutual Funds Group ("MFG") offers banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. MFG is part of GSAM. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

     The hallmark of MFG is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, shareholders will be assigned an Account Administrator ("AA"), who is ready to help shareholders with questions concerning their accounts. During business hours, service organizations can call their AA through a toll-free number to place purchase or redemption orders or obtain Fund and account information. The AA can also answer inquiries about rates of return and portfolio composition and holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART/SM/ personal computer software system which allows shareholders to purchase or redeem shares and also obtain Fund and account information directly.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to FST Preferred Shares dated May 1, 1996, a copy of which may be obtained without charge from institutions ("Service Organizations") that hold, directly or through an agent, FST Preferred Shares for the benefit of their customers, or by calling Goldman Sachs at 800-621-2550 or by writing Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS


                                              Page in
                                            Statement of
                                             Additional
                                            Information
                                            ------------

Investment Policies and Practices of the
     Funds................................             4
Investment Limitations....................            17
Trustees and Officers.....................            21
The Adviser, Administrator, Distributor
     and Transfer Agent...................            26
Portfolio Transactions....................            30
Net Asset Value...........................            32
Redemptions...............................            34
Calculation of Yield Quotations...........            35
Tax Information...........................            38
Organization and Capitalization...........            42
Custodian and Subcustodian................            46
Independent Accountants...................            46
Financial Statements......................            46
Preferred Administration Plan.............            47
Appendix A (Description of Securities
     Ratings).............................           A-1

                INVESTMENT POLICIES AND PRACTICES OF THE FUNDS


The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS
------------------

Each Fund (other than Treasury Obligations Fund and Government Fund) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS
------------------------------

Each Fund (other than Treasury Obligations Fund and Government Fund) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic, or in the case of Money Market Fund, foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Prime Obligations Fund, Plus Fund and Money Market Fund may invest in funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Fund will be regarded as illiquid.

REPURCHASE AGREEMENTS
---------------------

Each Fund (other than Treasury Obligations Fund) may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. Treasury Obligations Fund may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Custody of the Obligation will be maintained by the Funds' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

Repurchase agreements pose certain risks for all entities, including the Funds, that utilize them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller.

If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that a Fund does not have a perfected security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the price of the Obligation.

Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, the Funds, together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES
------------------

Money Market Fund and Plus Fund may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Investments can include fixed time deposits in Cayman Island branches of such banks. Tax-Free Fund and Municipal Fund may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, Money Market Fund and Plus Fund are restricted to purchasing U.S. dollar denominated securities, but they are not otherwise precluded from purchasing securities of foreign issuers.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES
----------------------------------------------

Each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest up to 5% of net assets in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate securities and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. The value of a Fund's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than Prime Obligations, Money Market or Plus Funds' other investments.

Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their investment objective and policies, each of Prime Obligations Fund, Money Market Fund and Plus Fund may invest up to 5% of their net assets in these and other types of asset-backed securities that may be developed in the future. However, Prime Obligations Fund, Money Market Fund and Plus Fund will generally not invest in an asset-backed security if the income received with respect to such investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

Prime Obligations Fund, Money Market Fund and Plus Fund may invest in new types of asset-backed securities that may be developed in the future to the extent consistent with their investment objective and policies. This Statement of Additional Information will be amended or supplemented as necessary to reflect Prime Obligations, Money Market or Plus Funds' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph.

As set forth above, several types of asset-backed and receivables-backed securities have already been offered to investors, including, for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require Money Market Fund or Plus Fund to dispose of any of their respective then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES
----------------------------------------------

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash or liquid high quality debt securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------

Each Fund (other than Treasury Obligations Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable nor are they ordinarily rated. A Fund may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which the Fund may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS
--------------------------------------------------

Each Fund (other than Treasury Obligations Fund) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

  The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless a Fund instructs otherwise. The Trust, on behalf of a Fund, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Fund, (3) to maintain the respective quality standards of a Fund's investment portfolio, or (4) to attain a more optimal portfolio structure. A Fund will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, any variable or floating rate demand instrument must satisfy a Fund's credit criteria with respect to both its long-term and short-term ratings, except that where credit support is provided, a Fund may rely solely upon the short-term rating of the variable or floating rate demand instrument, i.e., the right to sell. To be eligible for purchase of a Fund, a variable or floating rate demand instrument which is unrated must have quality characteristics similar to those of other obligations in which the Fund may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Fund.

The maturity of the variable or floating rate demand instruments held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

Each Fund (other than Treasury Obligations Fund and Government Fund) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide a Fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES
----------------------------------------

A Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"), including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Fund will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS
---------------------

Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Funds which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations where, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Private activity bonds (a term that includes certain types of bonds, the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Tax-Free Fund does not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax.

Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Funds may purchase are limited to short-term serial bonds--those with original or remaining maturities of thirteen months or less. The Funds may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Funds may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Fund's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

The Funds which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obliga-tion (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.
Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

Although Tax-Free Fund and Municipal Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. Tax-Free Fund and Municipal Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of munici-pal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

Tax-Free Fund and Municipal Fund may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

Municipal obligations purchased for a Fund are subject to the policy on holdings of securities which are not readily marketable contained in the Fund's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Fund's investments enhance liquidity. In addition, standby commitments and demand obligations also enhance liquidity.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legisla-tures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

STANDBY COMMITMENTS
-------------------

In order to enhance the liquidity, stability or quality of municipal obligations, Prime Obligations Fund, Plus Fund, Money Market Fund, Tax-Free Fund and Municipal Fund may each acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Fund. The right to sell may be exercisable on demand or at specific intervals, and may form part of a security or be acquired separately by the Fund. In considering whether a security meets a Fund's quality standards, the Adviser will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

Tax-Free Fund and Municipal Fund each value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining the Fund's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Fund that may enter into such transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Fund.

Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Internal Revenue Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers, and which are applicable only to the taxpayer requesting the ruling and which have, on occasion, been reversed by the Internal Revenue Service) to the effect that they are considered the owners of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to them. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax-Free Fund and Municipal Fund each intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distribution of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to these Funds and neither Fund has assumed that such commitments will be available under all market conditions.


                             INVESTMENT LIMITATIONS

The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund, with the exception of borrowings permitted by Investment Restriction (3).

Accordingly, a Fund may not:

(1) with respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Fund in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(2) with respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Fund would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act;

(3) borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Fund's assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending;

(4) mortgage, pledge or hypothecate its assets except to secure permitted borrowings;

(5) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(6) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Fund reserves freedom of action, when otherwise consistent with its investment policies to, concentrate its investments in, U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the case of the Funds other than the Money Market Fund and Plus Fund, and obligations (other than commercial paper) issued by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the case of the Money Market Fund and Plus Fund. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.) Notwithstanding the foregoing, each of Money Market Fund and Plus Fund will invest more than 25% of the value of its total assets in bank obliga-tions (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry each of Money Market Fund and Plus Fund Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations;

(7) issue senior securities, except as appropriate to evidence indebtedness that a Fund is permitted to incur and except for shares of existing or additional series of the Trust;

(8) purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Fund as a result of the ownership of securities;

(9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and entry into repurchase agreements in accordance with such Fund's investment objective and policies may be deemed to be loans;

(10) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Fund may acquire puts in connection with the acquisition of a debt instrument);

(11) invest in other companies for the purpose of exercising control or management.

In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on behalf of any Fund, invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of a Fund (taken at market value) would be invested in such investments.

The staff of the SEC has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market are illiquid and not readily marketable. Until such time (if any) as this position changes, the Trust, on behalf of the Funds, will include such investments in the 10% limit on unmarketable securities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid will not be deemed to be unmarketable for purposes of this restriction.

Pursuant to SEC Rule 2a-7, a Fund (other than Tax-Free Fund and Municipal Fund) may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such securities). A Fund may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although such Fund may not make more than one such investment at any time. Each Fund, other than the Tax-Free Fund and Municipal Fund, may only purchase "First Tier Securities" as defined below. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, or if only the NRSRO has assigned a rating, by that NRSRO, but which are not First Tier Securities, are "Second Tier Securities". Pursuant to SEC Rule 2a-7 the foregoing operating policies are not applicable to Tax-Free Fund and Municipal Fund. Immediately after the acquisition of any put by a Fund (other than Tax-Free Fund and Municipal Fund), not more than 5% of such Fund's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation will not apply to the issuer of unconditional puts if the Fund does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such issuer. "NRSROs" include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

Pursuant to SEC Rule 2a-7, immediately after the acquisition of any put by Tax-Free Fund and Municipal Fund, not more than 5% of the Fund's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation applies only with respect to 75% of each such Fund's total assets. In addition, this limitation will not apply to the issuer of unconditional puts if the Fund does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such issuer. Tax-Free and Municipal Fund each will operate in accordance with this operating policy which complies with SEC Rule 2a-7.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.

                                 TRUSTEES AND OFFICERS

Information pertaining to the Board of Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.


NAME, AGE                            POSITIONS                    PRINCIPAL OCCUPATION(S)
AND ADDRESS                          WITH TRUST                   DURING PAST 5 YEARS
------------                         ----------                   -----------------------

Paul C. Nagel,Jr., 73               Chairman                     Retired.  Director and
19223 Riverside Dr                  and Trustee                  Chairman of the Finance
Tequesta, FL 33469                                               and Audit Committees, Great
                                                                 Atlantic & Pacific Tea Co.,
                                                                 Inc.; Director, United Convey
                                                                 or Corporation.

Ashok N. Bakhru, 53                 Trustee                      President, ABN Associates
1235 Westlakes Drive                                             (since June 1994) Retired.
Suite 385                                                        Senior Vice President of
Berwyn, PA 19312                                                 Scott Paper Company; Director
                                                                 of Arkwright Mutual Insurance
                                                                 Company; Trustee of Interna-
                                                                 tional House of Philadelphia;
                                                                 Member of Cornell University
                                                                 Council; Trustee of the Walnut
                                                                 Street  Theater.

*Marcia L. Beck, 40                 President                    Director, Mutual Funds
One New York Plaza                  and                          Group, GSAM (since September
New York, NY                        Trustee                      1992); Vice President and
10004                                                            Senior Portfolio Manager,
                                                                 Goldman Sachs Asset Management
                                                                 (from June 1988 to present).

*David B. Ford, 50                  Trustee                      General Partner, Goldman
One New York Plaza                                               Sachs, (since 1986); Chair-
New York, NY 10004                                               man and Chief Executive Of-
                                                                 ficer, Goldman Sachs Asset
                                                                 Management (since December
                                                                 1994).

*Alan A. Shuch, 46                  Trustee                      Director and Vice President of
One New York Plaza                                               Goldman Sachs Funds Management
New York, NY 10004                                               Inc. (from April 1990 to
                                                                 November 1994); President and
                                                                 Chief Operating Officer, GSAM
                                                                 (from September 1988 to Novem-
                                                                 ber 1994); Limited Partner,
                                                                 Goldman Sachs (since December 1994).



NAME, AGE                    POSITIONS       PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST      DURING PAST 5 YEARS
---------------------------  --------------  ------------------------------

Jackson W. Smart, 65         Trustee         Chairman and Chief Executive
One Northfield Plaza                         Officer, MSP Communications
#218                                         Inc.(a company engaged in
Northfield, IL 60093                         radio broadcasting) (since
                                             November 1988); Director,
                                             Federal Express Corporation;
                                             Director, North American
                                             Private Equity Group (a venture
                                             capital fund).

William H. Springer, 66      Trustee         Vice Chairman of Ameritech
701 Morningside Drive                        (a telecommunications holding
Lake Forest, IL 60045                        company; February 1987 to retirement
                                             in August 1992) and Vice Chairman,
                                             Chief Financial and Administrative
                                             Officer, prior thereto; Director,
                                             American Information Technologies
                                             Corporation; Director, Walgreen Co.
                                             (a retail drugstore business);
                                             Director of Baker, Fentress &
                                             Co. (a closed-end, non-diversified
                                             management investment
                                             company) (April 1992 to present).

Richard P. Strubel, 56       Trustee         Managing Director, Tandem
70 West Madison St.                          Partners, Inc. (since 1990);
Suite 1400                                   President and Chief
Chicago, IL 60602                            Executive Officer, Microdot,
                                             Inc. (a diversified manufacturer
                                             of fastening systems and
                                             connectors) (January 1984
                                             to October 1994).

*Scott M. Gilman, 36         Treasurer       Director, Mutual Funds Admin-
One New York Plaza                           istration, Goldman Sachs Asset
New York, NY                                 Management (since April 1994);
10004                                        Assistant Treasurer, Goldman Sachs
                                             Funds Management, Inc.
                                             (since March 1993); Vice President,
                                             Goldman Sachs (since March 1990);
                                             Assistant Treasurer of the Trust
                                             (April 1990 to October 1991).


NAME, AGE                       POSITIONS                 PRINCIPAL OCCUPATION(S)
AND ADDRESS                     WITH TRUST                DURING PAST 5 YEARS
---------------------------  ------------------------- ------------------------------

*Pauline Taylor, 49          Vice                      Vice President of Goldman
4900 Sears Tower             President                 Sachs (since June 1992);
 Chicago, IL                                           Consultant (1989 to June
 60606                                                 1992).

*John W. Mosior, 57          Vice                      Vice President, Goldman Sachs
4900 Sears Tower             President                 and Manager of Shareholder
Chicago, IL                                            Services for GSAM Funds Group.
60606

*Nancy L. Mucker, 46         Vice                      Vice President, Goldman Sachs
4900 Sears Tower             President                 and Manager of Shareholder
Chicago, IL                                            Services for GSAM Funds Group.
60606

*Michael J. Richman, 35      Secretary                 Vice  President and Assistant
85 Broad Street                                        General Counsel of Goldman
New York, NY                                           Sachs (since June 1992);
10004                                                  Associate General Counsel,
                                                       Goldman Sachs Asset Manage-
                                                       ment, Counsel to the Funds
                                                       Group, GSAM (since June 1992).
                                                       Partner, Hale and Dorr
                                                       (September 1991 to June 1992).

*Howard B. Surloff, 30       Assistant                 Vice President and Assistant
 85 Broad Street             Secretary                 General Counsel, Goldman Sachs
 New York, NY 10004                                    (since November 1993 and May
                                                       1994, respectively ); Counsel
                                                       to the Funds Group, Goldman
                                                       Sachs Asset Management (since
                                                       November 1993); Associate of
                                                       Shereff Friedman, Hoffman &
                                                       Goodman (prior thereto).

*Steven E. Hartstein, 32    Assistant                  Legal Products Analyst,
85 Broad Street             Secretary                  Goldman Sachs (June 1993 to
New York, NY 10004                                     present); Funds Compliance
                                                       Officer, Citibank Global  Asset
                                                       Management (August 1991 to
                                                       June 1993).

*Deborah A. Robinson 24    Assistant                   Administrative Assistant,
85 Broad Street            Secretary                   Goldman Sachs since January
New York, NY 10004                                     1994.  Formerly at Cleary,
                                                       Gottlieb, Steen and
                                                       Hamilton.



NAME, AGE                           POSITIONS                                PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST                               DURING PAST 5 YEARS
-----------                         -----------                              -----------------------
*Kaysie P. Uniacke, 35              Assistant                                Vice President and Portfolio
One New York Plaza                  Secretary                                Manager, Goldman Sachs Asset
New York, NY 10004                                                           Management (since 1988).

*Elizabeth D.
  Alexander, 26                     Assistant                                Fund Trading Assistant,
One New York Plaza                  Secretary                                Goldman Sachs Asset
New York, NY 10004                                                           Management (since 1993).  Com-
                                                                             pliance Analyst, Prudential
                                                                             Insurance (1991-1993).

Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of November 30, 1995, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund (other than Municipal
Fund). As of November 30, 1995, Municipal Fund had not commenced operations and no shares of such Fund had been sold.

The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal period ended December 31, 1994:


                                              Pension or                Total
                                              Retirement             Compensation
                                              Benefits             from Goldman Sachs
                          Aggregate           Accrued as             Mutual Funds
                         Compensation         Part of               (including the
Name of Trustee          from the Trust    Trust's Expenses           Trust)*
---------------------  ------------------  ----------------       ---------------------

Paul C. Nagel, Jr.         $69,345              $0                      $101,000
Ashok N. Bakhru            $41,745              $0                      $ 61,000
Marcia L. Beck             $     0              $0                      $      0
David B. Ford              $     0              $0                      $      0
Robert P. Mayo             $41,745              $0                      $ 61,000
Alan A. Shuch              $     0              $0                      $      0
Jackson W. Smart           $41,745              $0                      $ 61,000
William H. Springer        $41,745              $0                      $ 61,000
Richard P. Strubel         $41,745              $0                      $ 61,000

______________

* The Goldman Sachs Mutual Funds consisted of 32 mutual funds, including the sixteen series of the Trust, on December 31, 1994.

THE ADVISER, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

THE ADVISER AND ADMINISTRATOR
-----------------------------

GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser and administrator of each Fund. As such, GSAM is responsible for the management of each Fund's assets in accordance with such Fund's investment objective and policies.

Under each of the separate Investment Advisory Agreements between GSAM and the Trust on behalf of each Fund, GSAM, subject to the supervision of the Board of Trustees and in conformity with the stated policies of each Fund, manages the Fund's portfolio and directs the investments of the Fund. For these services, GSAM is entitled to a monthly fee at an annual rate equal to .075% of each Fund's average daily net assets. As of December 31, 1994, the Trust's fiscal year end, Municipal Fund had not commenced operations. Plus Fund was not organized until October, 1995.

Each Fund is responsible for all of its expenses other than those expressly borne by GSAM under the Investment Advisory Agreement. The expenses borne by shares of each Fund include the Fund's investment advisory fee, account administration fees, expenses of issuing reports to shareholders, custodian fees, taxes, its proportionate share of legal fees, SEC insurance fees, blue sky fees, auditing and tax return preparation fees, taxes, Trustees' fees, insurance expenses and trade association dues. In the event that the expenses of a Fund (including the fees payable to GSAM, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by certain state securities administrators, GSAM will reduce its fee payable on behalf of that Fund by the amount of such excess but only to the extent of the Fund's fee. Repayment of any excess amounts will be made on a monthly basis. The most restrictive expense limitation currently applicable to each Fund is 2.5% of the first $30 million of the Fund's average annual net assets, 2.0% of the next $70 million of such assets, and 1.5% of such assets in excess of $100 million.

For the period ended December 31, 1994, and the fiscal years ended January 31, 1994 and January 31, 1993 the amount of the advisory fee incurred by each Fund then in existence was as follows:



                                    Dec. 1994  Jan. 1994  Jan. 1993
                                    ---------  ---------  ---------
Prime Obligations Fund/(5)/           695,689        -0-        -0-
Money Market Fund/(1)/                 64,294         --         --
Treasury Obligations Fund/(5)/        225,733        -0-        -0-
Government Fund/(2)(5)/                50,687        -0-         --
Tax Free Money Market Fund/(3)/             0         --         --
Municipal Money Market Fund/(4)/            0         --         --


----------------------------
/(1)/  Commenced operations May 18, 1994.
/(2)/  Commenced operations April 6, 1993.
/(3)/  Commenced operations July 19, 1994.
/(4)/  Had not commenced operations.
/(5)/ The Information presented for the period ended December 31, 1994 reflects eleven months of operations.

GSAM has agreed that it will not impose a portion of its advisory fees referred to above, pursuant to applicable contracts. Had such fees been imposed during the eleven month period ended December 31, 1994 with respect to Prime Obligations Fund, Treasury Obligations Fund, and Government Fund, advisory fees of $1,609,383, $554,447 and $128,944, respectively, would have been incurred by these Funds during such period. Had the advisory fee been imposed during the period from May 18, 1994 (commencement of operations) and July 19, 1994 (commencement of operations) through December 31, 1994, for Money Market Fund and Tax-Free Fund, respectively, advisory fees of $482,154 and $53,176, respectively, would have been incurred by these Funds during such periods.

Had the advisory fee been imposed during the eleven months ended January 31, 1994 with respect to the Prime Obligations Fund and Treasury Obligations Fund and during the period from April 6, 1993 (commencement of operations) to January 31, 1994 for the Government Fund, advisory fees of $561,534, $1,016,441 and $21,401, respectively, would have been incurred by these Funds during such periods.

Had the advisory fee been imposed during the fiscal year ended January 31, 1993 with respect to the Prime Obligations Fund and Treasury Obligations Fund, fees of $746,670 and $521,085, respectively, would have been incurred by these Funds during such period.

The Investment Advisory Agreement for each Fund, other than Plus Fund, was most recently approved by the Board of Trustees, including the "non-interested" Trustees, on April 26, 1995. The Investment Advisory Agreement for Plus Fund was initially approved by the Board of Trustees, including the "non-interested" Trustees, on October 24, 1995. Each Investment Advisory Agreement will remain in effect until June 30, 1996 (June 30, 1997 in the case of Plus Fund) and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of each Fund (as defined in the Investment Company Act) and, in either case, by a majority of "non-interested" Trustees.

In connection with the foregoing services, GSAM bears the following expenses:
(a) the salaries and expenses of all personnel of the Trust, except the fees and expenses of "non-interested" Trustees; and (b) office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses. Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected or appointed.

Except for the expenses to be paid by GSAM as indicated above, the Trust, on behalf of each Fund, is responsible under the Investment Advisory Agreements for the payment of all other expenses related to each Fund's operations. The expenses borne by each Fund include: (a) the fees payable to GSAM, (b) the Fund's allocable share of fees and expenses of "non-interested" Trustees, (c) the fees and expenses of the Funds' custodian, including the cost of pricing the shares of the Fund, (d) the charges and expenses of the Funds' legal counsel and independent accountants, (e) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of each Fund, in connection with its securities transactions, (f) the fees of any trade association of which the Fund is a member or, in the event the Trust is a member, the Fund's proportionate share of such fees, (g) the cost of share certificates, if any, (h) the Fund's allocable share of the organizational expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (i) the Fund's allocable share of communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders,
(j) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (k) all taxes and business fees payable by the Fund to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund will also bear an allocable portion of GSAM's costs of performing certain accounting services not being provided by the Funds' custodian.

For the fiscal period from January 31, 1994 to December 31, 1994 (with respect to (1) Money Market Fund the period from May 18, 1994 (commencement of operations) to December 31, 1994 and (2) Tax-Free Fund the period from July 19, 1994 (commencement of operations) to December 31, 1994), GSAM assumed certain expenses related to the operations of the Funds because such expenses would have caused the Funds' total expenses to exceed certain voluntary expense limitations. Had these expenses not been assumed, an additional $415,540, $458,254, $237,091, 62,967, and $66,782 in
expenses would have been incurred by Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Government Fund and Tax-Free Fund, respectively, for the relevant periods.

For the period from April 6, 1993 (commencement of operations) to January 31, 1994, GSAM assumed certain expenses related to the operations of Government Fund because such expenses would have caused the Fund's total expenses, on an annualized basis, to exceed certain voluntary expense limitations with respect to such Fund. Had these expenses not been assumed, an additional $98,125 in expenses would have been incurred by the Fund for such period. No expenses were assumed by GSAM for the eleven month period ended January 31, 1994 for Prime Obligations Fund or Treasury Obligations Fund.

For the fiscal year ended January 31, 1993, GSAM assumed certain expenses related to the operations of Treasury Obligations Fund because such expenses would have caused the Fund's total expenses to exceed certain voluntary expense limitations. Had these expenses not been assumed, an additional $68,636 in expenses would have been incurred by the Fund during such period. No expenses for Prime Obligations Fund were assumed by GSAM for the fiscal year ended January 31, 1993.

The Investment Advisory Agreements provide that GSAM shall not be liable to a Fund for any error of judgment by GSAM or for any loss sustained by the Fund except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Fund may use any name derived from the name "Goldman Sachs" only as long as its Investment Advisory Agreement remains in effect. Each Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon sixty (60) days' written notice.

Under the Trust's Administration Agreement with GSAM, GSAM administers each Fund's business affairs subject to the supervision of the Board of Trustees and, in connection therewith, furnishes each Fund with office facilities, bears all fees and costs of the services furnished by the transfer agent to the Fund and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Funds' custodian and advisory agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Funds' custodian and transfer agent; providing assistance in connection with meetings of the Board of Trustees and shareholders; and other administrative services necessary to conduct the Trust's business. GSAM will receive account administration fees from the Fund as described in the Prospectus.

   For the fiscal years ended January 31, 1993 and January 31, 1994 and for the fiscal period ended December 31, 1994, the amounts of account administration fees paid to GSAM by the Funds then in existence were as follows:


                                  Dec. 1994   Jan. 1994   Jan. 1993
                                  ----------  ----------  ----------

Prime Obligations Fund/(5)/       $2,789,597  $1,761,831  $1,294,479
Money Market Fund/(1)/               835,827           -           -
Treasury Obligations Fund/(5)/       961,040     973,325     903,414

Government Fund/(2)//(5)/            193,154      11,124           -
Tax-Free Fund/(3)/                    35,436           -           -
Municipal Fund/(4)/                        -           -           -
                                  ----------  ----------  ----------

(1) Commenced operations May 18, 1994.
(2) Commenced operations April 6, 1993.
(3) Commenced operations July 19, 1994.
(4) Has not commenced operations.
(5) The information presented for the period ended December
    31, 1994 reflects eleven months of operations.

Had fee reductions not been in effect, Government Fund would have paid account administration fees of $37,095 and $223,500 for the period from April 6, 1993 (commencement of operations) to January 31, 1994 and for the eleven months ended December 31, 1994, respectively, and Tax-Free Fund would have paid account administration fees of $92,169 for the period from July 19, 1994 (commencement of operations) to December 31, 1994.

THE DISTRIBUTOR AND TRANSFER AGENT
----------------------------------

Goldman Sachs serves as the distributor of shares of each Fund pursuant to a Distribution Agreement with the Trust which was most recently approved by the Board of Trustees on April 26, 1995. Goldman Sachs also serves as the transfer agent of each Fund. Goldman Sachs provides customary transfer agency services to the record holders of the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions.

Goldman Sachs is one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a leader in financing and investing services both in the United States and abroad. As of November 25, 1995, Goldman Sachs and its consolidated subsidiaries had assets of approximately $____ billion and partners, capital of $1.9 billion. Goldman Sachs became registered as an investment adviser in 1981. As of January 31, 1996 Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $57 billion in total assets.

                             PORTFOLIO TRANSACTIONS

GSAM places the portfolio transactions of the Funds and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Funds buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Funds to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Funds may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

Under the Investment Company Act, the Funds are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Fund's ability to purchase debt securities in the primary market may from time to time be limited.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another fund of the Trust or one or more of the other clients of GSAM. Investment decisions for each Fund and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

During the fiscal year ended December 31, 1994, the Trust acquired and sold securities of its regular broker-dealers: Lehman Brothers, Bear Stearns, Salomon Brothers, Inc., CS First Boston Corp., Merrill Lynch & Co., Inc., Daiwa Securities, Morgan Stanley & Co., Inc., Morgan Guaranty Trust, Donaldson Lufkin & Jenrette and Swiss Bank. As of December 31, 1994, each Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands); Prime Obligations Fund - Lehman Brothers ($385,111), Bear Stearns ($47,000), Salomon Brothers, Inc. ($249,100), CS First Boston Corp. ($54,050), Merrill Lynch & Co., Inc. ($52,453), Daiwa Securities ($175,650), Morgan Stanley & Co., Inc. ($119,159), Morgan Guaranty Trust ($40,000); Government Fund - Lehman Brothers ($37,455), Bear Stearns ($10,000), CS First Boston Corp. ($10,000), Daiwa Securities ($ 16,450); Treasury Obligations Fund -Lehman Brothers ($214,730), Bear Stearns ($30,000), CS First Boston Corp. ($30,000), Merrill Lynch & Co., Inc. ($30,000), Daiwa Securities ($98,700), Morgan Stanley & Co., Inc. ($35,000), Morgan Guaranty Trust ($30,000); and Money Market Fund - Lehman Brothers ($ 66,500), Bear Stearns ($6,300), Salomon Brothers, Inc. ($33,390), CS First Boston Corp. ($7,245), Merrill Lynch & Co., Inc. ($19,996), Daiwa Securities ($60,900), Morgan Stanley & Co., Inc. ($45,000), Morgan Guaranty Trust ($25,000).


                                NET ASSET VALUE

The net asset value per share of each Fund (except for Government Fund) is determined by the Funds' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) (in the case of the Government Fund, net asset value is determined at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which banks in Chicago, Boston or New York are closed on local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interests of each Fund and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods, the yield to an investor in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Funds may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio by the Board of Trustees, at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of the methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it will take such corrective action as it regards to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00 the Board of Trustees has the authority
(1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends. Each Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Fund's shares.

In order to continue to use the amortized cost method of valuation each Fund's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which are at the time of acquisition rated by the requisite number of NRSROs in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM and confirmed by the Board of Trustees. Also, each Fund must maintain a dollar-weighted average portfolio maturity (not more than ninety (90) days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and may not purchase any instrument with a remaining maturity of more than thirteen (13) months. However, a Fund may also, consistent with the provisions of the above-mentioned rule, invest in securities with a stated maturity of more than thirteen (13) months, if (i) the security is a floating or variable rate security with certain demand and interest rate reset features and (ii) the security, except in the case of Tax-Free Fund and Municipal Fund, is a First Tier Security.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses are allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made. In addition, within each Fund, FST Shares, FST

Administration Shares, FST Service Shares and FST Preferred Shares (if any) will be subject to different expense structures (see "Organization and Capitalization").


                                  REDEMPTIONS

The Trust may suspend the right of redemption of shares of a Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the shareholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Fund's shares.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from a Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


                        CALCULATION OF YIELD QUOTATIONS

Each Fund's yield quotations are calculated in accordance with a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

Yield, effective yield and tax equivalent yield are calculated separately for FST Shares, FST Administration Shares, FST Service Shares and FST Preferred Shares (if any). Each type of Share is subject to different fees and expenses and, consequently, may have differing yields for the same period.

The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 (366/7 in the event of a leap year) with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Fund.

Each Fund also may advertise a quotation of effective yield for a seven (7) calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding one (1) to that return, raising the sum to the 365/7 power (366/7 in the event of a leap year) and subtracting one from the result, according to the following formula:

            Effective Yield=[(base period return + 1) (365/7)] - 1.

Tax-Free Fund and Municipal Fund may each also advertise a tax-equivalent yield which is computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt.

Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Fund will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund. The return of each Fund may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

  The yield, effective yield and tax-equivalent yield of each Fund, except for the Municipal Fund (which has not commenced operations) and Plus Fund (which was organized in October, 1995) with respect to FST Shares, FST Administration Shares and FST Service Shares for the seven-day period ended June 30, 1995 were as follows:

                                      Effective   Tax-Equivalent
                              Yield     Yield          Yield
                              ------  ----------  ---------------
Prime Obligations Fund:
FST Shares                     5.95%       6.13%      N/A
FST Administration Shares      5.70%       5.87%      N/A
FST Service Shares             5.45%       5.60%      N/A

Money Market Fund:
FST Shares                     5.99%       6.17%      N/A
FST Administration Shares      5.74%       5.91%      N/A
FST Service Shares*            5.49%       5.64%      N/A

Treasury Obligations Fund:
FST Shares                     5.92%       6.09%      N/A



FST Administration Shares      5.67%       5.83%         N/A
FST Service Shares             5.42%       5.56%         N/A

Government Fund:
FST Shares                     5.95%       6.13%         N/A
FST Administration Shares      5.70%       5.87%         N/A
FST Service Shares*            5.45%       5.60%         N/A

Tax-Free Fund:
FST Shares                     4.09%       4.18%        6.77%
FST Administration Shares      3.84%       3.92%        6.36%
FST Service Shares             3.59%       3.66%        5.94%

* Assuming such shared had been outstanding and are subject to maximum administration or service fees.

The quotations of tax-equivalent yield set forth above for the seven-day period ended June 30, 1995 are based on a federal marginal tax rate of 39.6%.

The information set forth in the foregoing table reflects certain fee reductions voluntarily agreed to by the Adviser. See "The Adviser, Administrator, Distributor and Transfer Agent." In the absence of such fee reductions, the yield, effective yield and the tax-equivalent yield of each Fund (other than the Municipal and Plus Funds) for the same period would have been as follows:


                                      Effective   Tax-Equivalent
                              Yield     Yield          Yield
                              ------  ----------  ---------------

Prime Obligations Fund:
FST Shares                     5.91%       6.08%       N/A
FST Administration Shares      5.66%       5.82%       N/A
FST Service Shares             5.41%       5.55%       N/A

Money Market Fund:
FST Shares                     5.91%       6.08%       N/A
FST Administration Shares      5.66%       5.82%       N/A
FST Service Shares*            5.41%       5.56%       N/A

Treasury Obligations Fund:
FST Shares                     5.87%       6.04%       N/A
FST Administration Shares      5.62%       5.78%       N/A
FST Service Shares             5.37%       5.52%       N/A

Government Fund:
FST Shares                     5.89%       6.07%       N/A
FST Administration Shares      5.64%       5.80%       N/A
FST Service Shares*            5.39%       5.54%       N/A

Tax-Free Fund:
FST Shares                     4.01%       4.09%       6.64%
FST Administration Shares      3.76%       3.83%       6.23%
FST Service Shares             3.51%       3.57%       5.81%

* Assuming such shared had been outstanding and are subject to maximum administration or service fees.

From time to time the Funds may publish an indication of their past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

From time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes of or potential benefits to be derived from these asset allocation strategies and the Goldman Sachs mutual funds that may form part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's economic outlook and domestic and international market views and recommend periodic tactical modifications to asset allocation strategies. Such advertisements and information may also highlight or summarize the services that GSAM and/or its affiliates provide in support of an asset allocation program.


                                TAX INFORMATION

Each Fund has qualified and has elected or intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% test"); (b) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total (gross) assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of the market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

Each Fund, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year, provided that the Fund distributes at least 90% of its investment company taxable income (generally all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year, and in the case of any Fund that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Fund will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Fund paid no federal income tax.

Dividends paid by a Fund from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Fund's net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of that Fund.

Distributions paid by Tax-Free Fund or Municipal Fund from tax-exempt interest received by it and properly designated will generally be exempt from regular federal income tax, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Funds from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition tax-exempt distributions of a Fund may be considered in computing the "adjusted current earnings" preference item of its corporate shareholders in determining the corporate alternative minimum tax and the corporate environmental tax. To the extent that a Fund invests in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, any distributions of income from such investments will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of Tax-Free Fund or Municipal Fund will generally not be deductible. The availability of tax-exempt obligations and the value of these Funds may be affected by restrictive tax legislation enacted in recent years.

In purchasing municipal obligations, Tax-Free Fund and Municipal Fund each relies on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. Each Fund does not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct.

Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

Money Market Fund and/or Plus Fund may be subject to foreign withholding or other foreign taxes with respect to its investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable U.S. income tax treaties, and the applicable Fund intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although neither Fund anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by either Fund, that Fund could make an election under Code Section 853 to permit its shareholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund in foreign countries. In the event such an election is made, shareholders will be required to include their pro rata share of such taxes in gross income and will be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Shareholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

Each Fund will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt shareholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification number or with certain required certifications or if the Internal Revenue Service or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Tax-Free Fund or Municipal Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of its distributions will be exempt interest dividends. Each Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

All distributions (including exempt-interest dividends) whether received in shares or cash, must be reported by each shareholder on the shareholder's federal income tax return. The Funds will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Free Fund and the Municipal Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who received exempt-interest dividends and have not held their shares of the applicable Fund for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Fund. Each shareholder should consult his or her own tax advisor to determine the tax consequences of an investment in the Fund in the shareholder's own state and locality.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Assuming that each Fund qualifies as a regulated investment company for federal income tax purposes, each Fund, as a series of a Massachusetts business trust, will not be subject to any income, franchise or corporate excise tax in Massachusetts.

The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Fund or to backup withholding on certain payments if a current IRS Form W-8 or acceptable substitute is not on file with the Funds.

The Funds may be subject to state or local taxes in jurisdictions in which the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Funds may have tax consequences for shareholders different from those of a direct investment in the Funds' securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangibles tax consequences of investments by the Funds in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangibles tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

This discussion of the tax treatment of the Funds and their shareholders is based on the tax laws in effect as of the date of this Statement of Additional Information, which are subject to change either prospectively or retroactively.


                        ORGANIZATION AND CAPITALIZATION


The Trust is a Massachusetts business trust established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated December 6, 1978. Effective December 27, 1994, Prime Obligations Fund, Money Market Fund, Treasury Obligations Fund, Government Fund, Tax-Free Fund and Municipal Fund were reorganized, and each such Fund became a separate series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978. Prior to the reorganization, each Fund had been a separate series of Financial Square Trust ("FST"), which was also a Massachusetts business trust. Except for the fact that the Funds are now series of the Trust, shares of each Fund represent the same interest in such Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when each Fund was a series of FST. Plus Fund was organized as a series of the Trust in October, 1995.

Each shareholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be party thereto. The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest. The Board of Trustees has authority under the Declaration of Trust to create and classify shares of beneficial interest in separate series or funds of the Trust without further action by shareholders. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series or portfolio of shares into one or more classes. The Board of Trustees has authorized the issuance of up to four classes of shares of each of the Funds:
FST Shares, FST Service Shares, FST Administration Shares and FST Preferred Shares.

Each FST Share, FST Administration Share, FST Service Share and FST Preferred Share of a Fund represents an equal proportionate interest in the assets belonging to such Fund. It is contemplated that most shares will be held in the accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Fund for services provided to the institution's investors. FST Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange FST Administration

Shares. FST Administration Shares of the Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such Shares. FST Service Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. FST Service Shares of a Fund bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such Shares.

It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of a Fund. In the event a Fund is distributed by sales persons or any other persons, they may receive different compensation with respect to different classes of shares of a Fund. FST Administration Shares and FST Service Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged only for shares of the same class in another Fund. Except as described above, the three classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

Each FST Share, FST Service Share, FST Administration Share and FST Preferred Share of a Fund is entitled to one vote per share; however, separate votes will be taken by the Fund or class (or by more than one fund of the Trust or class voting as a single class if similarly affected) on matters affecting only the Fund or class (or those affected funds of the Trust or classes) or as otherwise required by law. Shares are freely transferable and have no preemptive, subscription or conversion rights. All shares issued and outstanding are fully paid and non-assessable. The Declaration of Trust provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. The Trust does not generally hold annual or other meetings of shareholders. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing or reelecting such Trustee or successor to such Trustee, and until the election and qualification of such successor, if any, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

As of the date of this Statement of Additional Information, no shares of Municipal Fund were outstanding.

As of February 23, 1996 the entities noted below may have owned beneficially 5% or more of the outstanding shares of Prime Obligations Fund: Commerce Bank of Kansas City, PO Box 248, Kansas City, MO 64141 (7.66%), Citicorp Trust NA as Custodian, 140 Royal Palm Way, Palm Beach, FL 33480 (5.75%), University of Texas Systems, 201 W. 7th Street, Austin, TX, (6.47%), State Street Bank, P.O. Box 1992, Boston, MA 02105 (7.91%) and CNA Insurance Companies, CNA Plaza, Chicago, IL 60685 (5.14%). As of February 23, 1996, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Money Market Fund; Chase & M.D. Sass Partners, 1185 Avenue of Americas, NY, NY 10036 (6.09%). As of February 23, 1996, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Treasury Obligations Fund: Commerce Bank of Kansas City, NA, PO Box 248, Kansas City, MO 64141 (10.00%), Commerce Bank, Charleston, NA, NB of C & Co., One Commerce Square, Charleston, WV 25301 (7.78%), Associated Bank, P.O. Box 1007, Neehah, WI 54957, (6.32), Amalgamated Bank of Chicago, One West Monroe Street, Chicago, IL 60603 (5.39%), and State Street, P.O. Box 1992, Boston, MA 02101 (12.03%), The Fulton Company, P.O. Box 3215, Lancaster, PA 17604 (5.80%). As of February 23, 1996, the entities noted below may have owned beneficially 5% or more of the outstanding shares of Government Fund: Lincoln Industries, Inc., P.O. Box 80269, Lincoln, NE 68501 (9.14%), First Citizens Bank & Trust Co., 2917 Highwoods Blvd., Raleigh, NC 27604 (5.08%), MFS Communications Co., Inc., 3555 Farnam St., Omaho, NE 68131 (12.12%), Commerce Bank of Kansas City, NA, P.O. Box 248, Kansas City, MO, 64141 (7.11%) and AMBAC Capital Management Inc., 300 Nyala Farms Road, Westport, CT 06880 (15.19%). As of February 23, 1996 the entities noted below may have owned beneficially 5% or more of the outstanding shares of Tax-Free Fund: Associated Bank P.O. Box 1007, Neehah, WI, 54957 (5.11%); Boston Scientific SEC Corportation, 480 Pleasant St., Watertown, MA 02171 (8.81%); CKS Group, Inc. 10441 Bandley Dr., Cupertino, CA 95014 (5.79%); Commerce Bank of Kansas City, P.O. Box 248, Kansas City, MO 64141 (16.32%); Staples Accounts, 100 Pennsylvania Ave., P.O. Box 9328, Farmingham, MA 01701 (8.30%) and Summit Bank, 39 Beechwood Rd., Summit, NJ 07901 (9.43%).

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

The Trust is an entity of the type commonly known as a "Massachusetts business trust", which is the form in which many mutual funds are organized. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund of the Trust (including each Fund) for any loss suffered by a shareholder as a result of an obligation of such fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations. The Trustees believes that, in view of the above, the risk of personal liability of shareholders is not material.

The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, such conduct was in the best interests of the Trust, and in all other cases, that the conduct was at least not opposed to the best interests of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies a Trustee or officer against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                           CUSTODIAN AND SUBCUSTODIAN


State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Funds' assets and, in that capacity, maintains the accounting records and calculates the daily net asset value per share of each Fund. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Funds.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accounts, One International Place, 100 Oliver Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares each Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                              FINANCIAL STATEMENTS

The Financial Statements of the Funds then in existence and conducting investment operations, including the Statements of Investments as of June 30, 1995, the Statements of Assets and Liabilities as of June 30, 1995, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the June 30, 1995 Semi-annual Report to the shareholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                         PREFERRED ADMINISTRATION PLAN


     The Trust, on behalf of the Funds, has adopted a preferred administration plan (the "Plan") with respect to the FST Preferred Shares which authorizes the Funds to compensate Service Organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of the Fund, will enter into agreements with Service Organizations which purchase FST Preferred Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns FST Preferred Shares,
(c) process customer orders to purchase, redeem and exchange FST Preferred Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust, on behalf of the Funds, will pay each Service Organization a service fee in an amount up to .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of the Fund attributable to or held in the name of such Service Organization.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Preferred Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Preferred Shares on behalf of their customers may be required to register as dealers.


     The Plan was approved on ___________, 1996 by the sole shareholder of FST Preferred Shares of the Fund. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 24, 1996. The Plan and Service Agreements will remain in effect until April 30, 1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the FST Preferred Shareholders of the Funds, and all material amendments of the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding FST Preferred Shares of the Funds. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding FST Preferred Shares of the Funds on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. As long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Funds and holders of FST Preferred Shares of the Funds. In the Board of Trustees' quarterly review of the Plan and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS*


MOODY'S INVESTORS SERVICE,
INC.

Bond Ratings
------------

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Moody's applies numerical modifiers, 1, 2, and 3 in the Aa category. The modifier 1 indicates that the security ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.


--------------------------------------------------------------------------------

* The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

Short-Term Ratings

P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

        .  Leading market positions in well established industries.

        .  High rates of return on funds employed.

        . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well established access to a range of financial markets and assured sources of alternate liquidity.

P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met VMIG-1, and VMIG-2 ratings carry the same definitions as MIG-1, and MIG-2, respectively.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

PLUS (+) OR MINUS (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the "AA" category.

Short-Term Ratings
------------------

A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus ( + ) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Municipal Notes
---------------

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

        . Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

        . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).


        Note rating symbols are as follows:

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DUFF & PHELPS, INC.

Bond Ratings
------------

AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers, AA+ and AA- in the AA category for long-term fixed securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category: the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.

Short-Term Ratings
------------------

DUFF 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

DUFF 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment.

Liquidity factors and company fundamentals are considered sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus in the Duff 1 top grade category for commercial paper and certificates of deposit. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating Duff 1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating Duff 1 minus indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Fitch applies plus (" + ") and minus (" - ") modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA- .

Eligible Fitch ratings for short-term debt obligations payable on demand or with original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes may be rated F-1 or F-2.

F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

IBCA LIMITED AND IBCA INC.

A1: Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely payment.

A2: Short-term obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

THOMSON BANKWATCH, INC.

AAA: The highest category; indicates a superior ability to repay principal and interest on a timely basis is very high.

AA:The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

Ratings in the AA Long-Term Debt category may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                        GOLDMAN SACHS MONEY MARKET TRUST
                   GOLDMAN SACHS-INSTITUTIONAL LIQUID ASSETS
                         (PRIME OBLIGATIONS PORTFOLIO)
                       (TAX-EXEMPT DIVERSIFIED PORTFOLIO)
                               ILA SERVICE UNITS

                               ILA CLASS B UNITS
                                4900 Sears Tower
                            Chicago, Illinois 60606


  Goldman Sachs Money Market Trust (the "Trust") is an open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-Institutional Liquid Assets portfolios. This Prospectus relates to the offering of ILA Service Units of the Prime Obligations and Tax-Exempt Diversified Portfolios (the "Portfolios") and ILA Class B Units of the Prime Obligations Portfolio. ILA Class B Units will typically be issued only upon an exchange of Class B Shares of any mutual fund sponsored by Goldman Sachs which is subject to a contingent deferred sales charge ("Goldman Sachs Portfolios"). Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.

  The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Portfolio pursues its objective by investing in a diversified portfolio of securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  The Tax-Exempt Diversified Portfolio seeks to provide unitholders, to the ex-tent consistent with the preservation of capital and prescribed portfolio stan-dards, with a high level of income excluded from gross income for federal in-come tax purposes, by investing primarily in municipal instruments. The Portfo-lio pursues its objective by investing in a diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAIN-TAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION.................................. Toll Free: 800-526-7384


This Prospectus provides you with information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, the Statement of
Additional Information dated May   , 1996, as amended or supplemented from time
to time, is available upon request without charge by calling the telephone number listed above or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. The Tax-Exempt Diversified Portfolio may not be available in certain states. Please call the phone number above to determine availability in your state.

--------------------------------------------------------------------------------
UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVEST-MENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May   , 1996.

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
Unitholder and Portfolio Expenses................................   3
Financial Highlights.............................................   4
An Introduction to the Portfolios................................   7
Investment Objective and Policies of the Prime
 Obligations Portfolio...........................................   8
Investment Objective and Policies of the Tax-Exempt
 Diversified Portfolio...........................................   8
Description of Securities and Investment Techniques..............   9
Investment Limitations...........................................  12
Management.......................................................  14
Additional Services..............................................  15
Purchase of Units................................................  15
Reports to Unitholders...........................................  17
Distributions and Taxes..........................................  18
Automatic Exchange Program.......................................  19
Exchanges........................................................  20
Redemption of Units..............................................  21
Net Asset Value..................................................  23
Yield Information................................................  23
Organization and Units of the Portfolios.........................  24
Appendix A.......................................................  25
Account Information Form

                   UNITHOLDER AND PORTFOLIO EXPENSES (NOTE 1)

                                          PRIME OBLIGATIONS        TAX-EXEMPT
                                              PORTFOLIO            DIVERSIFIED
                                     ----------------------------   PORTFOLIO
                                     (ILA SERVICE) (ILA CLASS B+) (ILA SERVICE)
                                     ------------- -------------- -------------
UNITHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on
  Purchases.........................     None           None          None
 Sales Charge Imposed on Reinvested
  Distributions.....................     None           None          None
 Deferred Sales Load Imposed on Re-
  demptions.........................     None           5.0%          None
 Exchange Fee.......................     None           None          None
ANNUAL OPERATING EXPENSES
 (as a percentage of average daily
  net assets after adjustments)
 Management Fees....................     0.35%          0.35%         0.25%
 Distribution (Rule 12b-1) Fees.....     None           0.75%         None
 Other Expenses (after expense limi-
  tation) (Note 2)
  Service Fees (Note 3).............     0.40%          None          0.40%
  Authorized Dealer Service Fees....     None           0.25%         None
  Other Expenses....................     0.06%          0.06%         0.06%
                                         ----           ----          ----
TOTAL OPERATING EXPENSES (Note 2)...     0.81%          1.41%         0.71%
                                         ====           ====          ====

EXAMPLE OF EXPENSES
  You would pay the following expenses on a hypothetical $1,000 investment, as-suming a 5% annual return and redemption at the end of each time period:

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
Prime Obligations Portfolio
 ILA Service Units......................................  $8   $26   $45  $100
 ILA Class B Units......................................
  --Assuming complete redemption at end of period.......  $    $     $    $   *
  --Assuming no redemption..............................  $    $     $    $
Tax-Exempt Diversified Portfolio
 ILA Service Units......................................  $7   $23   $40  $ 88

--------
Notes:

* ILA Class B Units convert to ILA Service Units seven years after purchase; therefore, ILA Service Unit expenses are used in the hypothetical example after year seven.
(1) The purpose of this table is to assist investors in understanding the various costs and expenses that an investment in the Portfolios will bear directly or indirectly. Operating expenses for the Portfolios are based on estimates of expenses expected to be incurred during the fiscal year ending December 31, 1996. The table and hypothetical example should not be considered a representation of past or future expenses; actual expenses may vary depending upon a variety of factors including the actual performance of each Portfolio, which may be greater or less than 5%. Annual Operating Expenses actually incurred by ILA Service Units of the Portfolios during the fiscal year ended December 31, 1995 (expressed as a percentage of average daily net assets after fee adjustments and expense limitations) were as follows: Management Fees, Service Fees and Other Expenses for the Prime Obligations Portfolio of 0.35%, 0.40% and 0.05%, respectively for Total Operating Expenses of 0.80%; for the Tax-Exempt Diversified Portfolio of 0.25%, 0.40% and 0.05%, respectively for Total Operating Expenses of 0.70%. See "Management".
(2) Goldman Sachs Asset Management (the "Adviser" or "GSAM") has agreed to reduce or otherwise limit certain expenses of the Portfolios (excluding fees payable to Service Organizations, as defined herein, distribution and authorized dealer service fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses), on an annualized basis, to 0.41% of the average daily net assets of each Portfolio, less the effect of fee reductions, if any. The Adviser has agreed that a portion of its fees will not be imposed for the Tax-Exempt Diversified Portfolio. Had the reduction of fees otherwise payable and expense limitations not been reflected in the above table, the management fees payable by the Tax-Exempt Diversified Portfolio would be 0.35% of average daily net assets and the amount of other expenses payable by the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio would be
   0.0 % and 0.0 %, respectively, of average daily net assets. Had the reduction of fees otherwise payable and expense limitations not been reflected in the above table, the annual operating expenses attributable to ILA Service Units and ILA Class B Units of the Prime Obligations Portfolio and ILA Service Units of the Tax-Exempt Diversified Portfolio would be
   0.  %,   % and 0.  %, respectively of average daily net assets.
(3) Service Organizations, other than Goldman Sachs, may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customers' accounts. See "Additional Services." Such fees, if any, may affect the return such customers realize with respect to their investments.

+ Investors wishing to purchase Units of the Prime Obligations Portfolio are generally required to purchase ILA Service Units. ILA Class B Units of the Prime Obligations Portfolio will typically be issued only in exchange for Class B Shares of any other Goldman Sachs Portfolio.


  The information set forth in the foregoing table and hypothetical example re-lates to ILA Service Units of the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio and ILA Class B Units of the Prime Obligations Portfolio. The Portfolios also offer ILA Units and ILA Administration Units which are sub-ject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Service Units and ILA Class B Units. Information regarding ILA Units and ILA Administration Units may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this prospectus. Be-cause of the Distribution and Service Plans, long-term unitholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules regarding invest-ment companies.

                              FINANCIAL HIGHLIGHTS


  The following data with respect to a unit of the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1995 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. ILA Class B Units are a new class of units. Accordingly, no historical per unit data and ratios exist for ILA Class B Units.

Goldman Sachs--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH PERIOD
PRIME OBLIGATIONS PORTFOLIO

--------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                               ------------------------------------
                                                               NET
                                     NET ASSET              REALIZED       TOTAL
                                     VALUE AT     NET         GAIN      INCOME FROM
                                     BEGINNING INVESTMENT ON INVESTMENT INVESTMENT  DISTRIBUTIONS
                                     OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS  TO UNITHOLDERS
                                     -------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------
1994-ILA units..                       $1.00    $0.0394      $   --       $0.0394      $(0.0394)
1994-ILA Administration units......     1.00     0.0379          --        0.0379       (0.0379)
1994-ILA Service units.............     1.00     0.0365          --        0.0365       (0.0365)
1993-ILA units.....................     1.00     0.0291       0.0002       0.0293       (0.0293)
1993-ILA Administration units......     1.00     0.0275       0.0003       0.0278       (0.0278)
1993-ILA Service units.............     1.00     0.0250       0.0001       0.0251       (0.0252)
1992-ILA units.....................     1.00     0.0364       0.0010       0.0374       (0.0374)
1992-ILA Administration units......     1.00     0.0339       0.0010       0.0349       (0.0349)
1992-ILA Service units.............     1.00     0.0311       0.0010       0.0321       (0.0320)
1991-ILA units.....................     1.00     0.0591       0.0003       0.0594       (0.0594)
1991-ILA Administration units......     1.00     0.0568       0.0003       0.0571       (0.0571)
1991-ILA Service units.............     1.00     0.0558       0.0003       0.0561       (0.0561)
1990-ILA units.....................     1.00     0.0793          --        0.0793       (0.0793)
1990-ILA Administration units(c)...     1.00     0.0438          --        0.0438       (0.0438)
1990-ILA Service units (c).........     1.00     0.0425          --        0.0425       (0.0425)
1989-ILA units.....................     1.00     0.0890          --        0.0890       (0.0890)
1988-ILA units.....................     1.00     0.0714          --        0.0714       (0.0714)
1987-ILA units.....................     1.00     0.0634          --        0.0634       (0.0634)
1986-ILA units.....................     1.00     0.0644       0.0001       0.0645       (0.0645)
1985-ILA units.....................     1.00     0.0792       0.0004       0.0796       (0.0796)

----

                                                                       RATIO OF NET    NET
                                     NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
                                     VALUE AT             EXPENSES TO   INCOME TO     END OF
                                        END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
                                     OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000S)
                                     ---------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
1994-ILA units.....................    $1.00      4.07%       0.40%        3.94%    $1,963,846
1994-ILA Administration units......     1.00      3.91        0.55         3.79        149,234
1994-ILA Service units.............     1.00      3.66        0.80         3.65        170,453
1993-ILA units.....................     1.00      2.97        0.40         2.91      2,332,771
1993-ILA Administration units......     1.00      2.82        0.55         2.75        189,431
1993-ILA Service units.............     1.00      2.56        0.80         2.50        137,804
1992-ILA units.....................     1.00      3.75        0.40         3.64      3,444,591
1992-ILA Administration units......     1.00      3.60        0.55         3.39        257,321
1992-ILA Service units.............     1.00      3.34        0.80         3.11         22,044
1991-ILA units.....................     1.00      6.10        0.40         5.91      3,531,736
1991-ILA Administration units......     1.00      5.94        0.55         5.68        198,417
1991-ILA Service units.............     1.00      5.68        0.80         5.58         18,789
1990-ILA units.....................     1.00      8.21        0.38         7.93      2,833,541
1990-ILA Administration units(c)...     1.00      7.81(b)     0.55(b)      7.62(b)     209,272
1990-ILA Service units (c).........     1.00      7.56(b)     0.80(b)      7.25(b)      19,039
1989-ILA units.....................     1.00      9.27        0.40         8.90      3,761,964
1988-ILA units.....................     1.00      7.48        0.40         7.14      3,799,628
1987-ILA units.....................     1.00      6.50        0.40         6.34      5,814,280
1986-ILA units.....................     1.00      6.67        0.40         6.44      4,654,076
1985-ILA units.....................     1.00      8.25        0.38         7.92      5,149,617

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June of 1990.

Goldman Sachs--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
TAX-EXEMPT DIVERSIFIED PORTFOLIO


--------------------------------------------------------------------------------

                                                INCOME FROM INVESTMENT OPERATIONS
                                               ------------------------------------
                                                               NET
                                     NET ASSET              REALIZED       TOTAL                       NET ASSET
                                     VALUE AT     NET      GAIN (LOSS)  INCOME FROM                    VALUE AT
                                     BEGINNING INVESTMENT ON INVESTMENT INVESTMENT      DISTRIBUTIONS     END
                                     OF PERIOD   INCOME   TRANSACTIONS  OPERATIONS      TO UNITHOLDERS OF PERIOD
                                     ----------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1994-ILA units.....................    $1.00    $0.0264     $    --       $0.0264          $(0.0264)     $1.00
1994-ILA Administration units......     1.00     0.0250          --        0.0250           (0.0250)      1.00
1994-ILA Service units.............     1.00     0.0220          --        0.0220           (0.0220)      1.00
1993-ILA units.....................     1.00     0.0222          --        0.0222           (0.0222)      1.00
1993-ILA Administration units......     1.00     0.0207          --        0.0207           (0.0207)      1.00
1993-ILA Service units.............     1.00     0.0183          --        0.0183           (0.0183)      1.00
1992-ILA units.....................     1.00     0.0277          --        0.0277           (0.0277)      1.00
1992-ILA Administration units......     1.00     0.0266          --        0.0266           (0.0266)      1.00
1992-ILA Service units ............     1.00     0.0243          --        0.0243           (0.0243)      1.00
1991-ILA units.....................     1.00     0.0424          --        0.0424           (0.0424)      1.00
1991-ILA Administration units......     1.00     0.0406          --        0.0406           (0.0406)      1.00
1991-ILA Service units.............     1.00     0.0386          --        0.0386           (0.0386)      1.00
1990-ILA units.....................     1.00     0.0550      (0.0001)      0.0549           (0.0549)      1.00
1990-ILA Administration units(c)...     1.00     0.0301          --        0.0301           (0.0300)      1.00
1990-ILA Service units(c)..........     1.00     0.0259          --        0.0259           (0.0259)      1.00
1989-ILA units.....................     1.00     0.0591      (0.0001)      0.0590           (0.0590)      1.00
1988-ILA units.....................     1.00     0.0487       0.0003       0.0490           (0.0490)      1.00
1987-ILA units.....................     1.00     0.0413      (0.0003)      0.0410           (0.0410)      1.00
1986-ILA units.....................     1.00     0.0426          --        0.0426           (0.0426)      1.00
1985-ILA units.....................     1.00     0.0491          --        0.0491           (0.0491)      1.00

                                                                                        RATIO INFORMATION
                                                                                       ASSUMING NO WAIVER OF
                                                                                           ADVISORY FEES
                                                                                     -------------------------
                                                             RATIO OF NET    NET                  RATIO OF NET
                                                RATIO OF NET  INVESTMENT  ASSETS AT  RATIO OF NET  INVESTMENT
                                                EXPENSES TO   INCOME TO     END OF   EXPENSES TO   INCOME TO
                                       TOTAL    AVERAGE NET  AVERAGE NET    PERIOD   AVERAGE NET  AVERAGE NET
                                     RETURN(A)     ASSETS       ASSETS    (IN 000S)     ASSETS       ASSETS
                                     -------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
1994-ILA units.....................    2.71%        0.30%        2.64%    $1,434,965     0.40%        2.54%
1994-ILA Administration units......    2.55         0.45         2.50         97,778     0.55         2.40
1994-ILA Service units.............    2.30         0.70         2.20         36,492     0.80         2.10
1993-ILA units.....................    2.25         0.30         2.22      1,769,477     0.40         2.12
1993-ILA Administration units......    2.09         0.45         2.08         99,896     0.55         1.98
1993-ILA Service units ............    1.84         0.70         1.83         45,172     0.80         1.73
1992-ILA units ....................    2.82         0.30         2.77      1,333,925     0.40         2.67
1992-ILA Administration units......    2.67         0.45         2.66         50,225     0.55         2.56
1992-ILA Service units ............    2.41         0.70         2.43         29,534     0.80         2.33
1991-ILA units.....................    4.33         0.32         4.24      1,044,986     0.40         4.16
1991-ILA Administration units......    4.17         0.47         4.06         37,567     0.55         3.98
1991-ILA Service units.............    3.91         0.72         3.86         52,399     0.80         3.78
1990-ILA units.....................    5.64         0.40         5.50        603,895     0.40         5.50
1990-ILA Administration units(c)...    5.43(b)      0.55(b)      5.40(b)      42,498     0.55(b)      5.40(b)
1990-ILA Service units(c)..........    5.17(b)      0.80(b)      5.16(b)      56,810     0.80(b)      5.16(b)
1989-ILA units.....................    6.07         0.40         5.91        688,556     0.40         5.91
1988-ILA units.....................    5.03         0.40         4.87        907,782     0.40         4.87
1987-ILA units.....................    4.23         0.40         4.13        965,714     0.40         4.13
1986-ILA units.....................    4.45         0.40         4.26      1,492,752     0.40         4.26
1985-ILA units.....................    5.04         0.40         4.91        652,033     0.40         4.91

----
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b) Annualized.
(c) ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

                       AN INTRODUCTION TO THE PORTFOLIOS

  The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). This Prospectus relates to the offering of ILA Service Units of the Prime Obliga-tions Portfolio and Tax-Exempt Diversified Portfolio (the "Portfolios") and ILA Class B Units of the Prime Obligations Portfolio. ILA Class B Units will typi-cally be issued only upon an exchange of Class B Shares of any other Goldman Sachs Portfolio. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser (the "Adviser" or "GSAM"). Goldman Sachs, which serves as the Portfo-lios' distributor and transfer agent, is one of the largest international in-vestment banking and brokerage firms in the United States.

  The Portfolios are designed for investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit. To facilitate this goal, each Portfolio's securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission ("SEC"). The SEC rule requires, among other things, that all portfolio securities have at the time of purchase a maximum remaining maturity of thirteen months and that each Portfolio maintain a dollar-weighted average portfolio maturity of not more than ninety (90) days. Investments by each Portfolio must present minimal credit risk.

  The Prime Obligations Portfolio may only purchase "First Tier Securities" as defined herein. First Tier Securities are securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in prior-ity and quality with such securities) in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO has assigned a rating by that NRSRO.

  Securities which are unrated may be purchased only if they are deemed to be of comparable quality to First Tier Securities or, in the case of Tax-Exempt Diversified Portfolio, "Second Tier Securities" as defined herein. The Tax-Ex-empt Diversified Portfolio may invest in First and Second Tier Securities. Sec-ond Tier Securities are securities rated in the top two short-term rating cate-gories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO, but which are not First Tier Securities. Purchases of securities which are unrated or rated by only one NRSRO must be approved or ratified by the Trustees, except for purchases made on behalf of the Tax-Exempt Diversified Portfolio.

  NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of each NRSRO's rating categories, see Appendix A to the Statement of Additional Infor-mation.

      INVESTMENT OBJECTIVE AND POLICIES OF THE PRIME OBLIGATIONS PORTFOLIO

  The investment objective of the Prime Obligations Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Portfolio pursues its objective by investing exclu-sively in the following instruments:

  (A) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

  (B) obligations issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bank-ers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obliga-tions issued by U.S. subsidiaries of such banks;

  (C) commercial paper (including variable amount master demand notes and as-set-backed commercial paper) issued or guaranteed by U.S. corporations, U.S. commercial banks, or other entities;

  (D) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees;

  (E) other short-term obligations issued or guaranteed by U.S. corporations, or other entities (including short-term funding agreements);

  (F) other short-term obligations issued or guaranteed by state and munici-pal governments (such securities may be purchased when yields on such securities are attractive when compared to other taxable investments;


  (G) asset-backed securities (including interests in pools of assets such as motor vehicle installment purchase obligations and credit card receiv-ables); and

  (H) repurchase agreements.

  The Portfolio may acquire any of the above securities on a forward commitment or when-issued basis.

   INVESTMENT OBJECTIVE AND POLICIES OF THE TAX-EXEMPT DIVERSIFIED PORTFOLIO

  The investment objective of the Tax-Exempt Diversified Portfolio is to pro-vide its unitholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined below. The Portfolio pursues its objective by investing primarily in obliga-tions issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and in-strumentalities, and the District of Columbia ("Municipal Instruments"), the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. Such Municipal Instruments may include:

  (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rat-ing categories of at least one NRSRO;

  (B) variable and floating rate demand instruments rated (i) in the highest rating category for municipal notes or (ii) in one of the two highest rating categories for long- term instruments or (iii) in the highest rating category for commercial paper and municipal notes with demand features of at least one NRSRO;

  (C) tax-exempt commercial paper rated in the highest rating category of at least one NRSRO;

  (D) unrated notes, paper or other instruments which are determined to be of comparable high quality by the Adviser pursuant to criteria approved by the Trustees; and

  (E) municipal bonds rated in one of the two highest rating categories of at least one NRSRO and unrated bonds determined to be of comparable qual-ity by the Adviser pursuant to criteria approved by the Trustees.

  The Portfolio may acquire any of the above securities on a forward commitment or when-issued basis.

  As a matter of fundamental policy, at least 80% of the Portfolio's annual gross income will be derived from Municipal Instruments, except in extraordi-nary circumstances. For example, the Portfolio may temporarily invest in tax-able money market instruments when the Adviser believes that market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Portfolio.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Govern-ment Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Gov-ernment to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authori-ties or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign govern-ments or their agencies that are so guaranteed. The secondary market for cer-tain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such com-ponents are traded independently under the Separate Trading of Registered In-terest and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  Each Portfolio may also acquire securities issued or guaranteed as to princi-pal and interest by the U.S. Government, its agencies, authorities or instru-mentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered obliga-tions of the U.S. Government.

MUNICIPAL INSTRUMENTS

  Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. To the extent that a Portfolio invests in unrated lease rental revenue bonds, the Trustees will monitor on an ongoing basis the credit quality of such bonds and the risks of cancellation of the underlying leases. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commer-cial paper, tender option bonds and variable and floating rate securities.

  A tender option bond is a Municipal Instrument (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the finan-cial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or simi-lar agent at or near the commencement of such period, that would cause the se-curities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effec-tively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income taxes purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the is-suer's receipt of revenues and present the risk that such revenues will be in-sufficient to satisfy the issuer's payment obligations. The entire principal amount of principal and interest on RAWs is due at maturity. RAWs have been issued with maturities of up to 22 months. RAWs may also be repackaged as in-struments which include a demand feature that permits the holder to put the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that per-mit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with li-quidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevoca-ble, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will look to the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself. A Portfolio may consider the maturity of a variable or floating rate Municipal Instrument to be shorter than its ulti-mate stated maturity if the Portfolio has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A

Portfolio may purchase such variable or floating rate obligations from the is-suers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of municipal obliga-tions held by a bank or other financial institution.

  The Portfolios may invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt interest divi-dends" to unitholders under the federal alternative minimum tax. See "Taxes" and "Distributions." Any such interest which the Tax-Exempt Diversified Portfo-lio might earn will not be deemed to have been derived from Municipal Instru-ments for purposes of determining whether at least 80% of the Portfolio's an-nual gross income has been derived from such Instruments. The Tax-Exempt Diver-sified Portfolio does not currently intend to invest in such bonds.

  Ordinarily, the Tax-Exempt Diversified Portfolio expects that 100% of its portfolio securities will be Municipal Instruments. However, the Portfolio may hold cash or invest in short-term taxable securities as set forth above. The Portfolio may invest 25% or more of the value of its total assets in Municipal Instruments which are related in such a way that an economic, business or po-litical development or change affecting one Municipal Instrument would also af-fect the other Municipal Instruments. For example, the Portfolio may invest all of its assets in (a) Municipal Instruments the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility sys-tems, multi-family housing, nursing homes, commercial facilities (including ho-tels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state, or (c) industrial development obligations. Con-centration of the Portfolio's investments in Municipal Instruments in any of the foregoing will subject the Portfolio, to a greater extent than if such in-vestment was more limited, to the risks of adverse economic, business or polit-ical developments affecting any such state, industry or other area of concen-tration.

  Each Portfolio may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. In addition, such Portfolios may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal pay-ments or both on obligations of certain state and local governments and author-ities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio may acquire the right to sell the security to another party at a guaranteed price and date. These rights may be referred to as puts, demand features, or standby commitments.


ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES


  The Prime Obligations Portfolio may invest in asset-backed and receivables-backed securities. These securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and per-sonal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose-corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present.


  The Portfolio may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies.

REPURCHASE AGREEMENTS

  Each Portfolio may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an agreement under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will ex-ceed the original purchase price, the difference being income to the Portfolio, and will be unrelated to the interest rate on the purchased security. A Portfo-lio's custodian or sub-custodian will maintain custody of the purchased securi-ties for the duration of the agreement. The value of the purchased securities, including accrued interest, will at all times exceed the value of the repur-chase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Port-folio, together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  The Portfolios may purchase when-issued securities and make contracts to pur-chase or sell securities for a fixed price at a future date beyond customary settlement time. A Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian or subcustodian until the settlement date, cash or liquid, high grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the set-tlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securi-ties for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  Each Portfolio may invest in securities issued by other money market invest-ment companies. Such investments will be determined by the Adviser, under guidelines established by the Trustees, to present minimal credit risks. The amount of a Portfolio's investments in securities of other investment companies will be subject to the limitations on such investments prescribed by the In-vestment Company Act and certain state securities regulations. These limits in-clude a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's assets in securities of any one investment company or more than 10% of its assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Goldman Sachs will not impose a portion of the management fees payable by a Portfolio (the "Ac-quiring Portfolio") with respect to assets invested in another money market in-vestment company (the "Acquired Portfolio") as follows. The amount of the man-agement fees otherwise payable by the Acquiring Portfolio and not imposed by Goldman Sachs will be equal to the amount of management fees indirectly paid by the Acquiring Portfolio as a unitholder of the Acquired Portfolio. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Acquiring Portfolio and will be subject to substantially the same risks.

                             INVESTMENT LIMITATIONS

  PRIME OBLIGATIONS PORTFOLIO. Pursuant to SEC Rule 2a-7 under the Investment Company Act, the Prime Obligations Portfolio may not invest more than 5% of its assets (taken at amortized cost) in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such se-curities). The Portfolio may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. The Prime Obligations Portfolio may not invest in securities which are Second Tier Securities at the time of purchase. Immedi-ately after the acquisition of any put by the Portfolio, not more than 5% of such Portfolio's total assets may be invested in securities issued by or sub-ject to puts from the same issuer. However, this limitation will not apply to the issuer of unconditional puts if the Portfolio does not have more than 10% of its total assets invested in securities issued by or subject to uncondi-tional puts from such issuer. Pursuant to SEC Rule 2a-7 the foregoing restric-tions are not applicable to the Tax-Exempt Diversified Portfolio. The foregoing operating policies are more restrictive than the fundamental policy set forth below, which would give the Prime Obligations Portfolio the ability to invest with respect to 25% of its assets, more than 5% of its assets in any one issu-er. The Prime Obligations Portfolio will operate in accordance with these oper-ating policies which comply with SEC Rule 2a-7.

  TAX-EXEMPT DIVERSIFIED PORTFOLIO. Pursuant to SEC Rule 2a-7, immediately af-ter the acquisition of any put by the Tax-Exempt Diversified Portfolio, not more than 5% of the Portfolio's total assets may be invested in securities is-sued by or subject to puts from the same issuer. However, this limitation ap-plies only with respect to 75% of the Portfolio's total assets. Also, with re-spect to such Portfolio, this limitation will not apply to the issuer of uncon-ditional puts if the Portfolio does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such is-suer. The Portfolio will operate in accordance with this operating policy which complies with SEC Rule 2a-7.

INVESTMENT RESTRICTIONS

  The Trust, on behalf of each Portfolio, has adopted certain fundamental in-vestment restrictions which are enumerated in detail in the Statement of Addi-tional Information and which may not be changed with respect to a Portfolio un-less authorized by a majority of its outstanding units. Among other restric-tions, a Portfolio may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and repurchase agreements collaterized by such securities) or acquire more than 10% of any class of the outstanding voting securities of any one issuer. In addition, each Portfolio may not invest more than 25% of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries be-ing treated as separate industries for the purpose of the restriction), pro-vided that there is no 25% limitation in respect of, and each Portfolio re-serves freedom of action to concentrate its investments in, U.S. Government Se-curities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, provided such branches are sub-ject to the same regulations as U.S. banks, and repurchase agreements and loans of securities collateralized by U.S. Government Securities or such bank obliga-tions, provided the investment policies of the Portfolio permit the particular investment. Tax diversification requirements for qualification as a regulated investment company apply to the Portfolios and are in certain instances more strict than these investment restrictions. In applying the above restrictions, a Portfolio will not treat a guarantee as a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by a Portfolio does not exceed 10% of its total assets.

  Each Portfolio may borrow money as a temporary measure in amounts not exceed-ing 5% of its total assets or from banks in an aggregate amount not exceeding one-third of the value of its total assets. A Portfolio may not purchase securities while such borrowings exceed 5% of the value of its total assets. The investment re-strictions listed above are fundamental policies and accordingly may not be changed with respect to a Portfolio without the approval of the majority of the outstanding units of that Portfolio. The investment objective of each Portfolio is fundamental and may not be changed without a vote of the unitholders. Howev-er, the investment policies and practices of each Portfolio, unless otherwise specifically stated, are not fundamental.

RESTRICTED AND OTHER ILLIQUID SECURITIES

  Each Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which includes fixed time deposits maturing in more than seven days and restricted securities. Restricted securities (including commer-cial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trad-ing markets for the specific restricted security, will not be deemed to be il-liquid investments for purposes of this restriction. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determina-tions. Since it is not possible to predict with assurance that the market for restricted securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, li-quidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchas-ing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be re-garded as liquid instruments.

                                   MANAGEMENT

THE ADVISER


  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of January 31, 1996, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $57 billion in assets.


  As of November 25, 1995, Goldman Sachs and its consolidated subsidiaries had assets of approximately $70.7 billion and partners' capital of $1.9 billion and ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major player among investment banking and brokerage firms providing a broad range of financ-ing and investing services both in the United States and abroad.

  Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs or its affiliate, Goldman Sachs Money Market, L.P.

  Under its Investment Advisory Agreement with the Trust, GSAM continually man-ages each

Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers the Portfolios' business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. GSAM may pay a Service Organization, as de-fined herein, other than Goldman Sachs, compensation equal on an annual basis up to .10% of the average daily net assets of the ILA Service Units held of record by such Service Organization for providing certain unitholder services to its customers. The management of each Portfolio is subject to the supervi-sion of the Board of Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                     APPROXIMATE    RATE PAID
                                                       ANNUAL    FOR FISCAL YEAR
                                                        RATE     ENDED 12/31/95
                                                     ----------- ---------------
Prime Obligations Portfolio.........................     .35%          .35%
Tax-Exempt Diversified Portfolio....................     .35%          .25%

  The difference, if any, between the stated advisory fee and the actual advi-sory fees paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.


  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, distribution and authorized dealer service fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses), on an annualized basis, to .43% of the average daily net assets of the Portfolio less the effect of fee reductions, if any. Such reductions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the express approval of the Trust-ees. In addition, GSAM has voluntarily agreed not to impose all or a portion of its advisory fee and/or to reduce or otherwise limit the Prime Obligations and Tax-Exempt Diversified Portfolios' annual total operating expenses (ex-cluding fees payable to Service Organizations, as defined herein and distribu-tion and authorized dealer service fees), to .41% and .31%, respectively, of average daily net assets. GSAM has no current intention to, but may in the fu-ture, discontinue or modify the voluntary limitation at its discretion.


  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

THE DISTRIBUTOR AND TRANSFER AGENT


  Goldman Sachs, 85 Broad Street, New York, New York, serves as the Distribu-tor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Units of each Portfolio may also be sold by cer-tain investment dealers, including members of the National Association of Se-curities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). Goldman Sachs, 4900 Sears Tower, Chicago, Illinois also serves as the Transfer Agent of each Portfolio.

                              ADDITIONAL SERVICES

                           (ILA SERVICE UNITS ONLY)

  Each Portfolio has adopted a Service Plan with respect to the ILA Service Units which authorizes it to compensate Service Organizations for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units. Each Portfolio will enter into agreements with Service Organizations, including Goldman Sachs, which purchase ILA Service Units, on behalf of their customers ("Service Agree-ments"). On behalf of its clients who purchase ILA Service Units of a Portfo-lio, Goldman Sachs will provide services as set forth under the Service Agree-ment. The Service Agreements will provide for compensation to each Service Or-ganization in an amount up to .40 of 1% (on an annualized basis) of the average daily net assets of the ILA Service Units of that Portfolio attributable to or held in the name of the Service Organization for its customers; provided, how-ever, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The services provided by a Serv-ice Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange ILA Service Units for its customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures.

  For the fiscal year ended December 31, 1995, the Trust, on behalf of each Portfolio, paid Service Organizations fees at the annual rate of .40% of each Portfolio's average daily net assets attributable to ILA Service Units.

  Holders of ILA Service Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.



  Service Organizations, other than Goldman Sachs, may charge other fees to their customers who are the beneficial owners of ILA Service Units in connec-tion with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Service Units of the Portfolios should be directed to such owners' Service Organization.


DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B UNITS ONLY)


  DISTRIBUTION PLAN-CLASS B UNITS. Prime Obligations Portfolio, with respect to its ILA Class B Units, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Class B Distribution Plan"). Under the Class B Distribution Plan, Goldman Sachs is entitled to a quarterly fee from the Portfolio for distribution serv-ices equal, on an annual basis, to 0.75% of the Portfolio's average daily net assets attributable to its ILA Class B Units.


  Goldman Sachs may use the distribution fee for its expenses of distributing the ILA Class B Units. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B Distribution Plan in-clude compensation paid to and expenses incurred by authorized dealers, Goldman Sachs and their respective officers, employees and sales representatives, com-missions paid to authorized dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective unitholders, preparation and distribution of sales literature, advertising of any type and all other ex-penses incurred in connection with activities primarily intended to result in the sale of ILA Class B Units. If the fee received by Goldman Sachs pursuant to the Class B Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class B Distribution Plan will be reviewed and is subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Class B Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Rules of Fair Practice.


  AUTHORIZED DEALER SERVICE PLAN-CLASS B UNITS. Prime Obligations Portfolio, with respect to its ILA Class B Units, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs and authorized dealers are compensated for providing personal and account mainte-nance services. The Portfolio pays a fee under its Authorized Dealer Service Plan equal on an annual basis to 0.25% of its average daily net assets attrib-utable to its ILA Class B Units. The fee for personal and account maintenance services paid pursuant to an Authorized Dealer Service Plan may be used to make payments to Goldman Sachs, authorized dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, unitholders regarding ownership of their units or their accounts or similar services not otherwise provided on behalf of the Portfolios. The Au-thorized Dealer Service Plans will be reviewed and are subject to approval an-nually by the Board of Trustees.


ALTERNATIVE PURCHASE ARRANGEMENTS


  Each Portfolio continuously offers ILA Service Units and the Prime Obliga-tions Portfolio also offers ILA Class B Units through this prospectus, as de-scribed more fully in "Purchase of Units." ILA Class B Units of the Prime Obli-gations Portfolio will be typically issued only upon an exchange of Class B Shares of any of the Goldman Sachs Portfolios, as defined herein. If an in-vestor does not specify in the instructions to the Portfolios which class of Units an investor wishes to purchase, exchange or redeem, the Portfolios will assume that the instructions apply to ILA Service Units, since such units are not subject to any contingent deferred sales charge or distribution fees.

  ILA SERVICE UNITS. ILA Service Units of the Portfolios may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. ILA Service Units are not subject to any initial or contingent de-ferred sales charge or any fee for distribution services. However, ILA Service Units are subject to a service fee at the annual rate of 0.40% of the Portfo-lios' average daily net assets attributable to ILA Service Units. See "Addi-tional Services."

  ILA CLASS B UNITS. ILA Class B Units of the Prime Obligations Portfolio may be purchased through Goldman Sachs or through Authorized Dealers. ILA Class B Units of the Prime Obligations Portfolio are typically intended to be purchased only in connection with exchanges of Class B Shares of any other Goldman Sachs Portfolio. ILA Class B Units are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC"), as described below, if redeemed within six years of purchase. ILA Class B Units are also subject to distributions and authorized dealer service fees of up to 0.75% and 0.25%, re-spectively, of the Portfolio's average daily net assets attributable to ILA Class B Units. See "Distribution and Authorized Dealer Service Plans." Your en-tire investment in ILA Class B Units is available to work for you from the time you make your initial investment, but the distribution fee paid by ILA Class B Units will cause your Units (until conversion to ILA Service Units) to have a higher expense ratio and to pay lower dividends than ILA Service Units. ILA Class B Units will automatically convert to ILA Service Units, based on their relative net asset values, seven years after purchase. No CDSC is imposed upon exchanges between the Prime Obligations Portfolio and another Goldman Sachs Portfolio. However, units or shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange. For purposes of determining whether the CDSC is applicable, the length of time an investor has owned units or shares acquired by exchange will be measured from the date the investor acquired the original units or shares and will not be affected by any subsequent exchange.

OFFERING PRICE-ILA CLASS B UNITS

  Investors may purchase ILA Class B Units of the Prime Obligations Portfolio at the next determined net asset value without the imposition of an initial sales charge. However, ILA Class B Units redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At re-demption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the units being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including units derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of ILA Class B Units. For the purpose of determining the number of years from the time of any pur-chase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of ILA Class B Units, the Portfolio will first redeem units not subject to any CDSC, and then units held longest during the seven-year period. As a result, a redeeming unitholder will pay the lowest possible CDSC.

                                                                    CDSC AS A
                                                                  PERCENTAGE OF
                                                                  DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO CDSC
-------------------                                              ---------------
First...........................................................      5.0%
Second..........................................................      4.0%
Third...........................................................      3.0%
Fourth..........................................................      3.0%
Fifth...........................................................      2.0%
Sixth...........................................................      1.0%
Seventh.........................................................      none


  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distri-bution-related services in connection with the sale of ILA Class B Units.

  ILA Class B Units of the Portfolio will automatically convert into ILA Serv-ice Units of the Portfolio at the end of the calendar quarter that is seven years after the purchase date, except as noted below. ILA Class B Units of the Portfolio acquired by exchange from Class B Shares of another Goldman Sachs Portfolio will convert into ILA Service Units based on the date of the initial purchase. ILA Class B Units acquired through reinvestment of distributions will convert into ILA Service Units based on the date of the initial purchase of the units on which the distribution was paid. The conversion of ILA Class B Units to ILA Service Units is subject to the continuing availability of a ruling from the Internal Revenue Service, for which the Portfolio has applied, or an opin-ion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion will not occur if such ruling or opinion is not available and, therefore, ILA Class B Units would continue to be subject to higher expenses than ILA Service Units for an indeterminate period.

  Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on ILA Class B Units may be waived or reduced if the redemption results from the death or disability (as defined in Section 72 of the Code), of a unitholder if the redemption is made within one year of such event.


GENERAL INFORMATION


  ILA Service Units and ILA Class B Units may be purchased on any Business Day at the net asset value next determined after receipt by State Street Bank and Trust Company ("State Street"), as agent for Goldman Sachs, of both the pur-chase order and the purchase price in Federal Funds. Purchase orders may be made by contacting Goldman Sachs or, if units are held in a "street name" ac-count, the applicable Authorized Dealer. Since the Portfolios and Goldman Sachs will have no record of the beneficial owner's transactions in a "street name" account, the beneficial owner should contact its Authorized Dealer to purchase, redeem or exchange units, to make changes in or give instructions concerning the account or to obtain information about the account. It is the responsibil-ity of the Authorized Dealer to promptly forward orders and payment to the Portfolios.


  Goldman Sachs may from time to time, at its own expense, provide compensation to certain dealers who perform administrative services with respect to deposi-tory institutions whose customers purchase ILA Service Units of the Portfolios. These services include responding to certain inquiries from and providing written materials to depository institutions about the Port-folios; furnishing advice about and assisting depository institutions in ob-taining from state regulatory agencies any rulings, exemptions or other autho-rizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organiza-tions; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales pro-grams on the premises of depository institutions.


  The amount of such compensation may be up to .08% annually of the average net assets of each Portfolio attributable to ILA Service Units purchased through, and held by the customers of, such depository institutions. Such compensation does not represent an additional expense to any Portfolio or its unitholders, since it will be paid from the assets of Goldman Sachs or its affiliates.

PURCHASES BY CHECK


  Initial purchases of ILA Service Units and ILA Class B Units may be made by mailing a completed Account Information Form along with a Federal Reserve draft or check payable to the appropriate Portfolio and drawn on a U.S. bank and for subsequent investments may be made by mailing a check with the investor's ac-count number to Goldman Sachs Money Market Trust (Prime Obligations Portfolio-- Indicate Class of Units) or (Tax-Exempt Diversified Portfolio--Service Units) Service Units, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. The order becomes effective as soon as the check or draft is converted to Federal Funds. It is expected that Federal Reserve drafts will ordinarily be converted to Fed-eral Funds on the day of receipt and that checks will be converted to Federal Funds within two Business Days after receipt. Payment of redemption proceeds from ILA Service Units and ILA Class B Units purchased by check may be delayed up to 15 days until the check has cleared, as described under "Redemption of Units".

AUTOMATIC INVESTMENT PLAN


  Systematic cash investments in ILA Service Units or ILA Class B Units may be made through a unitholder's bank via the Automated Clearing House Network or a unitholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer. A minimum investment of $50 is required for Automatic Investment Plans.

PURCHASES


  ILA Service Units and ILA Class B Units of the Prime Obligations Portfolio are deemed to have been purchased when an order becomes effective and are enti-tled to dividends as follows:

IF AN ORDER IS RECEIVED BY
STATE STREET                     DIVIDENDS BEGIN
--------------------------      -----------------
By: 3:00 p.m.--eastern time     Same Business Day
After: 3:00 p.m.--eastern time  Next Business Day

  ILA Service Units of the Tax-Exempt Diversified Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

IF AN ORDER IS RECEIVED BY
STATE STREET                     DIVIDENDS BEGIN
--------------------------      -----------------
By: 1:00 p.m.--eastern time     Same Business Day
After: 1:00 p.m.--eastern time  Next Business Day

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.


  ILA Service Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. ILA Class B Units acquired through an exchange will be purchased at the net asset value per unit and will only be subject to the CDSC of the shares originally held. For purposes of de-termining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder ac-quired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman

Sachs Portfolio Class B shares prospectus to determine the amount of their re-maining CDSC.

  Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transactions and ILA Service Units or ILA Class B Units held in each unitholder's account.

  The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

  Goldman Sachs may, at its own expense, provide compensation to certain deal-ers whose customers purchase significant amounts of units of a Portfolio. The amount of such compensation may be made on a one-time and/or periodic basis, and may be up to 25% of the annual fees that are earned by GSAM as investment adviser to such Portfolio (after adjustments) and are attributable to units held by such customers. Such compensation will not represent an additional ex-pense to the Portfolio or its unitholders, since it will be paid from assets of Goldman Sachs or its affiliates.

MINIMUM INVESTMENT AND OTHER INFORMATION


  The Trust does not have any minimum purchase or account requirements with re-spect to ILA Service Units. However, Goldman Sachs has established a minimum initial investment requirement of $10,000. Shareholders of any Goldman Sachs Portfolio who wish to purchase ILA Service Units of the Portfolios or ILA Class B Units of the Prime Obligations Portfolio through an exchange of shares of such a Goldman Sachs Portfolio may be subject to different minimum investment requirements. (See "Exchanges," on page 23 of the Prospectus.)

TAX-SHELTERED RETIREMENT PLANS


  The Prime Obligations Portfolio is offered for purchase by retirement plans, including Individual Retirement Account Plans for individuals and their non-em-ployed spouses and defined contribution plans such as 401(k) Salary Reduction Plans.

  Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The informa-tion sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, divi-dends and distributions will be automatically reinvested in additional units of the Portfolio or, if so directed by the unitholder, in cash, or in shares of another Goldman Sachs Portfolio.

  The minimum initial investment for all such retirement plans is $10,000, ex-cept for certain exchanges of shares of any Goldman Sachs Portfolio and except that the minimum for tax-sheltered retirement plans is $250. There is a minimum of $50 for all subsequent investments.

                             REPORTS TO UNITHOLDERS


  The Trust will issue an annual report containing audited financial statements and a semiannual report to record holders of ILA Service Units of each Portfo-lio, including Service Organizations who hold such Units for the benefit of their customers and to unitholders of ILA Class B Units of the Prime Obliga-tions Portfolio. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Port-folio are also reflected in regular statements issued by Goldman Sachs, in its capacity as transfer agent and income disbursing agent, to unitholders of rec-ord. The Service Organizations, including Goldman Sachs or their agents, as record holders of ILA Service Units, will be responsible for providing similar services to their own customers who are the beneficial owners of such Units. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed monthly. Distributions will be made in additional ILA Service Units or ILA Class B Units of the same Portfolio or, at the election of a Service Organiza-tion (with respect to ILA Service Units) or ILA Class B Unitholders, in cash. Such reinvestments will not be subject to any CDSC. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization or ILA Class B Unitholder at any time upon written notice to Goldman Sachs, in its capacity as transfer agent and income disbursing agent. If no election is made, all dividend and capital gain distributions will be re-invested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accor-dance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Portfolio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In or-der to avoid excessive fluctuations in the amount of monthly capital gains dis-tributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued in-terest or discount (including both original issue and market discount on tax-able securities) on portfolio securities, and (ii) any income of the Portfolio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses and intends to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain require-ments relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income (except, in the case of the Tax-Exempt Diversified Portfolio), the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as ordinary income. Divi-dends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regard-less of how long the unitholders have held their units. These tax consequences will apply to taxable distributions of a Portfolio (including the Tax-Exempt Diversified Portfolio which also pays exempt-interest dividends, as described below) regardless of whether distributions are received in cash or reinvested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Diversified Portfolio that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Diversified Portfolio intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. Dividends paid by the Portfolio from interest on tax-exempt obli-gations and properly designated by the Portfolio as exempt-interest dividends, including exempt-interest dividends received from other regulated investment companies, will generally be exempt from federal income tax although a portion of such dividends may be subject to the federal alternative minimum tax. Ex-empt-interest dividends will be considered in computing the "adjusted current earnings" preference item for purposes of the corporate federal alternative minimum tax, the corporate environmental tax, and the extent, if any, to which social security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of the Portfolio. Interest incurred to purchase or carry units of the Portfolio will not be deductible for federal income tax purposes to the extent related to exempt-interest may not be deductible for federal or state income tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distribu-tions if they fail to furnish their correct taxpayer identification number and certain certifica-tions or if they are otherwise subject to backup withholding. Individuals, cor-porations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien with-holding at the rate of 30% (or a lower rate provided by an applicable tax trea-ty) on amounts treated as ordinary dividends from the Portfolios.

  In addition to federal taxes, a unitholder may be subject to state and local taxes on payments received from a Portfolio. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangibles taxes, the values of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, pro-vided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                           AUTOMATIC EXCHANGE PROGRAM


  Unitholders of a Portfolio may elect on the Account Information Form to auto-matically exchange a specified dollar amount of ILA Service Units or ILA Class B Units for corresponding shares of any Goldman Sachs Portfolio. In the case of ILA Service Units, such exchanges will be made into the relevant Goldman Sachs Portfolio at the public offering price, which may include a sales charge, un-less a sales charge has previously been paid on the investment represented by the exchanged units (i.e., the units to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the auto-matic exchanges will be made at net asset value. In the case of ILA Class B Unitholders, such exchanges will be made into the relevant Goldman Sachs Port-folio at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder acquired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Portfolio Class B shares prospectus to determine the amount of their applicable CDSC. Dividends and/or capital gains of ILA Service Units of each Portfolio and ILA Class B Units of the Prime Obligations Portfolio which have been reinvested may be exchanged for corresponding shares of a Goldman Sachs Portfolio without an initial sales charge or CDSC. These automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter and are sub-ject to the following conditions. The mini-mum dollar amount for automatic exchanges must be at least $50 per month. At the time the election is made (i) the value of the unitholder's account in the Portfolio from which the exchange is made must equal or exceed $10,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or, if the unitholder has elected the automatic exchange privilege and the value of the acquired fund does not equal the acquired fund's minimum, such election must continue until the mini-mum initial investment requirement is met. The names, addresses and social se-curity or taxpayer identification numbers for the unitholder accounts with the exchanged and acquired funds must be identical. A unitholder should obtain and read the prospectus relating to any Goldman Sachs Portfolio and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Portfolio.

                                   EXCHANGES

  ILA Service Units of each Portfolio and ILA Class B Units of the Prime Obli-gations Portfolio may be exchanged for the corresponding shares of any Goldman Sachs Portfolio. A unitholder should obtain and read the prospectus for the relevant Goldman Sachs Portfolio and consider its investment objectives, poli-cies and applicable fees before making an exchange. Exchanges of ILA Service Units from each Portfolio will be made into the relevant Goldman Sachs Port-folio at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the ex-changed units (i.e., the units to be exchanged were originally issued in ex-change for shares on which a sales charge was paid), in which case the exchange will be made at net asset value. In the case of ILA Class B Unitholders, such exchanges will be made into the relevant Goldman Sachs Portfolio at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B Units will be measured from the date the unitholder acquired the original Class B shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Portfolio Class B shares prospectus to determine the amount of their applicable CDSC. ILA Service Units of each Portfolio or ILA Class B Units of the Prime Obligations Portfolio purchased through dividend and/or capital gains reinvestment may be exchanged for corresponding shares of a Goldman Sachs Portfolio without an ini-tial sales charge or CDSC.

  An exchange may be made by contacting an Authorized Dealer or writing to Goldman Sachs Money Market Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, if previously elected on the Account Information Form, by tele-phone at 1-800-526-7384 (9:00 a.m. to 4:00 p.m. New York time). Under the tele-phone exchange privilege, units may be exchanged among accounts with different names, addresses or social security or taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the pro-cedures set forth under "Redemption of Units."

  In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genuine. All exchanges are subject to the minimum investment requirements of the Portfolio or Goldman Sachs Portfolio into which the shares or units are be-ing exchanged. The minimum initial exchange for shareholders of a Goldman Sachs Portfolio is $10,000 or the full account share balance, whichever is less.

  An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time upon 60 days' notice to unitholders. The

Trust, the relevant fund or Goldman Sachs may reject or restrict purchases of units or shares by a particular purchaser or group, for example, when a pattern of frequent purchases and sales of units or shares is evident or if the pur-chase and sale orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio or a Goldman Sachs Portfolio. Exchanges are available only in states where the exchange may be legally made.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  ILA Service Units may be redeemed through Goldman Sachs acting as a Service Organization as specified below.


  ILA Service Units of a Portfolio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt by State Street as agent for Goldman Sachs, as a Service Organization, of the re-demption request. ILA Class B Units of the Prime Obligations Portfolio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt of the redemption request less any applicable CDSC. Investors should consult their Goldman Sachs Portfolio Class B shares prospectus to determine the amount, if any, of the CDSC at the time of redemp-tion. Redemption requests may be made by contacting Goldman Sachs or, if units are held in a "street name" account, the applicable Authorized Dealer. Written requests may be addressed to Goldman Sachs Money Market Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. A unitholder may request redemptions by telephone only if the optional telephone redemption privilege has been elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, pro-ceeds of telephone redemption requests will only be sent to the unitholder's address of record or authorized bank account designated in the Account Informa-tion Form and exchanges of units will only be made to an identical account. Telephone requests may also be recorded. The Trust may implement other proce-dures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transac-tions. In all other cases, neither the Portfolios, the Trust nor Goldman Sachs will be responsible for the authenticity of instructions received by telephone. Proceeds of telephone redemptions will be mailed to the unitholder's address of record or wired to the authorized bank account indicated on the Account Infor-mation Form, unless the unitholder provides written instructions (accompanied by a signature guarantee) indicating another address.

  Written requests for redemptions must be signed by each unitholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities associa-tion or a clearing agency, provided that such institution satisfies the stan-dards established by the Transfer Agent.

--------------------------------------------------------------------------------
PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired or mailed to the record holder of ILA Service Units or ILA Class B Units.

-------------------------------------------------------------------------------

    REDEMPTION REQUEST RECEIVED BY
  STATE STREET AS AGENT FOR GOLDMAN           REDEMPTION
                SACHS                     PROCEEDS ORDINARILY           DIVIDENDS
  ---------------------------------       -------------------           ---------
 (1) Prime Obligations Portfolio
 By: 3:00 p.m.--eastern time          (i) Wire Redemptions Sent     Not earned on Day
                                          Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day

 After: 3:00 p.m.--eastern time       (i) Wire Redemptions Sent     Earned on Day
                                          Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
---------------------------------------------------------------------------------------
 (2) Tax-Exempt Diversified Portfolio
 By: 12:00 noon--eastern time         (i) Wire Redemptions Sent     Not earned on Day
                                          Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day

 After:12:00 noon--eastern time       (i) Wire Redemptions Sent     Earned on Day
                                          Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
---------------------------------------------------------------------------------------

  After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermedi-aries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organization.


CHECK REDEMPTION PRIVILEGE (ILA SERVICE UNITS ONLY)

  Goldman Sachs or its agent, as a record holder of ILA Service Units of a Portfolio, may elect to have a special account with State Street for the pur-pose of permitting its customers to redeem ILA Service Units from their ac-counts in each Portfolio by check. When State Street receives a completed ap-plication form, Goldman Sachs or its agent, as a record holder of the ILA Serv-ice Units, will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional ILA Service Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the record holder of ILA Service Units by State Street.

  The check redemption privilege enables a unitholder to receive the dividends declared on the ILA Service Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of a unitholder's account. If the amount of a check is greater than the value of the ILA Service Units held in the unitholder's account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and State Street reserve the right at any time to suspend the procedure permitting re-demptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other ILA Service Unitholders of the Portfolios.

                                NET ASSET VALUE

  The net asset value of ILA Service Units of each Portfolio and ILA Class B Units of Prime Obligations Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion (PSA) recommends that the securities markets close early, the Prime Obli-gations Portfolio and Tax-Exempt Diversified Portfolio reserve the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days either Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited for the next Business Day. In addi-tion, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permit-ted by the SEC.

  Each Portfolio's portfolio securities are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter as-suming a constant amortization to maturity of any premium paid or discount re-ceived.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield and effective yield. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Diversified Portfolio may also quote tax-equivalent yield. The Portfolio's tax-equivalent yield is calculated by determining the rate of re-turn that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brack-ets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an investment may earn or what a Portfolio's yield, effective yield or tax-equivalent yield may be in any future period.

  Yield, effective yield and tax-equivalent yield will be calculated separately for ILA Service Units, ILA Units, ILA Administration Units and ILA Class B Units. Because each such class of units is subject to different expenses, the net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                    ORGANIZATION AND UNITS OF THE PORTFOLIOS

  The Trust was formed as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1978. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or portfolio of units into one or more classes. The Trustees have authorized the issuance of three classes of units of the Tax-Exempt Diversified Portfolio and four classes of units of the Prime Obligations Portfolio, which are: ILA Units, ILA Administration Units and ILA Service Units and in the case of the Prime Ob-ligations Portfolio, ILA Class B Units.

  When issued, units are fully paid and nonassessable by the Trust. In the event of liquidation, unitholders are entitled to share pro rata in the net as-sets of the applicable Portfolio available for distribution to unitholders. Units entitle their holders to one vote per unit, are freely transferable and have no preemptive, subscription or conversion rights.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Port-folio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restric-tions or policies of such Portfolio. Approval by the unitholders of one Portfo-lio is effective only as to that Portfolio.

  The Trust does not intend to hold annual unitholder meetings, although spe-cial meetings may be called for such purposes as electing or removing Trustees, complying with a requirement of the Investment Company Act, or such other pur-poses as are set forth above. The Trust will facilitate unitholder communica-tion as required and in the manner prescribed by Section 16(c) of the Invest-ment Company Act.

                                   APPENDIX A

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT IN-
                                 FORMATION FORM

  You are required by law to provide the Portfolio in which you invest with your correct Social Security or Taxpayer Identification Number (TIN), regard-less of whether you file tax returns. Failure to do so may subject you to pen-alties. Failure to provide your correct TIN, to check the appropriate boxes, and to sign your name in the Social Security Number or other Taxpayer Identifi-cation Number Certification section (the "Certification Section") of the Ac-count Information Form, could result in withholding of 31% by the Portfolio for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account. However, distributions will not be subject to backup withholding if a Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends, and redemptions and exchanges will not be subject to backup withholding if the Portfolio success-fully maintains a constant $1.00 net asset value per unit. Each Portfolio re-serves the right to refuse to open an account for, or to close the account of, any investor who fails to (1) provide a TIN, or (2) certify that such TIN is correct (if required to do so under applicable law) in establishing an account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not have a TIN but have applied for or intend to apply for one, you should check the first box in the Certification Section. In this event, you should provide your TIN and required certifications within 60 days. If you do not provide your TIN and required certification within 60 days, 31% backup withholding may apply. Backup withholding could also apply to payments relating to your account prior to the Portfolio's receipt of your TIN and re-quired certifications.

  If you have been notified by the IRS that you are subject to backup withhold-ing because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification Section.

  If you are an exempt recipient, you should furnish your TIN and check the second box in the Certification Section. Exempt recipients include corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, check the third box in the Certification Section and provide a completed Form W-8 to the Portfolio in or-der to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441, and 1442 of the Internal Revenue Code and consult your tax adviser.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        GOLDMAN SACHS MONEY MARKET TRUST
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

_________________________________________________________________

              STATEMENT OF ADDITIONAL INFORMATION -- MAY __, 1996
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
_________________________________________________________________

Goldman Sachs Money Market Trust(the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Class B Units of Prime Obligations Portfolio and ILA Service Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and     collectively
the "Portfolios").


Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

The Goldman Sachs Mutual Funds Group ("MFG") offers banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. MFG is part of GSAM. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.


The hallmark of MFG is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, Service Organizations, as defined below, or unitholders will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information.

The AA can also answer inquiries about rates of return and portfolio composition/ holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART/SM/ personal computer software system which allows Service Organizations or unitholders to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses relating to the ILA Service Units and ILA Class B Units each dated May __, 1996, as amended and supplemented from time to time. A copy of the Prospectus may be obtained without charge from institutions ("Service Organizations") that hold, directly or through an agent, ILA Service Units for the benefit of their customers, or for ILA Class B Units by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS


                                     Page in
                                   Statement of
                                    Additional
                                   Information
                                   ------------

Investment Policies and
Practices of the Portfolios......             4

Investment Limitations...........            40

Trustees and Officers............            43

The Adviser, Distributor and
Transfer Agent...................            50

Portfolio Transactions...........            54

Net Asset Value..................            56

Redemptions......................            58

Calculation of Yield Quotations..            59

Tax Information..................            62

Organization and Capitalization..            68

Custodian and Subcustodian.......            71

Independent Accountants..........            71

Financial Statements.............            72

Service Plan.....................            73

Appendix A (Description of
Securities Ratings)..............           A-1

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


      The following discussion elaborates on the description of each Portfolios' investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

      Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

      Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      The Prime Obligations Portfolio and Money Market Portfolio may invest in funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

      Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

      Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

      Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

      For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and for federal income tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

      If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

      Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs
before being able to sell the security.   Such a delay may involve loss of
interest or a decline in price of the Obligation.

      Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

      Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

      In addition, the Fund, together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

      The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. Investments can include fixed time deposits in Cayman Island branches of such banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

      Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

      The Money Market Portfolio may invest up to 5% of its net assets in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

      Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objectives and policies, the Money Market Portfolio may invest up to 5% of its net assets in these and other types of asset-backed securities that may be developed in the future. However, the Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations. The Money Market Portfolio may invest in new types of asset-backed securities that may be developed in the future to the extent consistent with its investment objective and policies. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Money Market Portfolio's intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph.

      As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

      The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Money Market Portfolio to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

      Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date.
The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for

(the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

      A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid, high grade debt securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

      Each Portfolio (other than the Treasury Obligations and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

      Each Portfolio (other than the Treasury Obligations and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

      The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. Accordingly, any variable or floating rate demand instrument must satisfy the Portfolio's credit criteria with respect to both its long-term and short-term ratings, except that where credit support is provided, a Portfolio may rely solely on short-term ratings of the variable or floating rate demand instrument, i.e., the right to sell. To be eligible for purchases by a Portfolio, variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

      The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation.

      A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

      A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

      The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

      Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

      Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are usually general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the issuance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there had been a default. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

      Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

      General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and
roads, water and sewer systems and a variety of other public purposes.   The
basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

      Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

      Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

      Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

      The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

      The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

      Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the option of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

      In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

      The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

      For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

      An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

      Municipal obligations purchased for a Portfolio are subject to the policy on holdings of securities which are not readily marketable contained in the Portfolio's Prospectus. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

      Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

      The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

      California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors.  California's economy is the largest among the 50 states
----------------
(accounting for 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 31 million represents over 12% of the total United States population and grew by 27% in the 1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on California's limited water resources and demands for government services and may impede future economic growth. Population growth slowed between 1991 and 1993 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. Generally, the household incomes of new residents have been substantially lower (and their education and welfare utilization higher) than those of departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

      From mid-1990 to late 1993, California's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. California has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on California's economy later in the decade.

      Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Unemployment in California is down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales are up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect California's revenues.

      Orange County.  On December 6, 1994, Orange County, California (the
      -------------
"County"), together with its pooled investment funds (the "Pooled Funds") filed for protection under chapter 9 of the federal Bankruptcy Code, after reports that the Pooled Funds had suffered significant market losses in their investments causing a liquidity crisis for the Pooled Funds and the County.
More than 180 other public entities, most but not all located in the County, were also depositors in the Pooled Funds. As of mid-January, 1995, the County estimated the Pooled Funds' loss at about $1.8 billion, or 22% of its initial deposits of around $7.5 billion. The Pooled Funds have been almost completely restructured to reduce their exposure to changes in interest rates. Many of the entities which kept moneys in the Pooled Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, defaulted in payment of their obligations. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pooled Funds.

      The State of California has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, the State may be obligated to ensure that school districts have sufficient funds to operate or to maintain certain county administered state programs.

Constitutional Limitations on Taxes and Appropriations
------------------------------------------------------

Limitations on Taxes.   Certain California Instruments may be obligations of
--------------------
issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

      Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

      Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

Appropriation Limits.    The State and its local governments are subject to an
--------------------
annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

      The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

      "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

      Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIIIA or Article XIIIB on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

      State Debt.  Under the California Constitution, debt service on
      ----------
outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23 billion at June 30, 1994. In FY1993-94, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.

      Cash Flow Requirements.  To meet its seasonal cash flow needs, California
      ----------------------
has used internal borrowing resources (temporary loans from the Special Fund for Economic Uncertainties and its special funds) and issued tax and revenue anticipation notes. California's short term borrowing requirements in the public credit markets have increased substantially in recent years, rising from $3.0 billion in FY1987-88 to $7.0 billion in 1994-95. Because of the accumulated budget deficit over the past several years (described below), the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, California's cash resources have been significantly depleted. This has required California to rely on a series of external borrowings for the past several years to pay its normal expenses, including repayment of previous cash flow borrowings.

Since June 1992, some of these borrowings have gone past the end of the fiscal year. In February, 1994, California borrowed $3.2 billion, maturing by December, 1994. In July, 1994, California borrowed a total of $7.0 billion to meet its cash flow requirements for the 1994-95 fiscal year, and to fund a part of its deficit into the 1995-96 fiscal year. A total of $4.0 billion of this borrowing matures in April, 1996. California will continue to have to rely on external borrowing to meet its cash needs for the foreseeable future. No assurance can be given that California will be able to continue to meet its financing requirements in the public credit markets at the times or in the amounts required.

      Recent Financial Results.   The principal sources of General Fund revenues
      ------------------------
in 1992-1993 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

      General.  Throughout the 1980s, California state spending increased
      -------
rapidly as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently 33%).

      Since the start of 1990-91 Fiscal Year, California has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. California is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994. As a result, California entered a period of budget imbalance, with expenditures exceeding revenues for four of the five fiscal years ending in 1991-92; revenues and expenditures were about equal in 1992-93. By June 30, 1993, California's General Fund had an accumulated deficit, on a budget basis, of approximately $2.8 billion.

      Recent Budgets.  California failed to enact its 1992-93 budget by July 1,
      --------------
1992. Although the State of California had no legal authority to pay many of its vendors, certain obligations (such as debt service, school apportionments, welfare payments and employee salaries) were payable because of continuing or special appropriations, or court orders. However, California's Controller did not have enough cash to pay as they came due all of these ongoing obligations, as well as valid obligations incurred in the prior fiscal year.

      Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by California of short-term notes.

      The 1992-93 Budget Act, when finally adopted, was projected to eliminate California's accumulated deficit, with additional expenditure cuts and a $1.3 billion transfer of state education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued longer and deeper than expected, revenues once again were far below projections, and only reached a level just equal to the amount of expenditures. Thus, California continued to carry its $2.8 billion budget deficit at June 30, 1993.

      The 1993-94 Budget Act represented a third consecutive year of difficult budget choices. As in the prior year, the budget contained no general state tax increases, and relied principally on expenditure costs, particularly for health and welfare and higher education, a two-year suspension of the renters' tax credit, some one-time and accounting adjustments, and -- the largest component -
- an additional $2.6 billion transfer of property taxes from local government, particularly counties, to school districts to reduce state education funding
requirements.   A temporary state sales tax scheduled to expire on June 30, 1993 was extended for six months, and dedicated to support local government public safety costs.

      A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession still continuing longer than expected, the General Fund had $800 million less revenue and $800 million higher expenditures than budgeted. As a result revenues only exceed expenditures by about $500 million. However, this was the first operating surplus in four years and reduced the accumulated deficit to $2.0 billion at June 30, 1994 (after taking account of certain other accounting reserves).

      Current Budget.  The 1994-95 Budget Act was passed on July 8, 1994, and
      --------------
provides for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumed receipt of about $750 million of new federal assistance for the costs of incarceration, education, health and welfare related to undocumented immigrants. Other major components of the budget include further reductions in health and welfare costs and miscellaneous government costs, some additional transfers of funds from local government, and a plan to defer retirement of $1 billion of the accumulated budget deficit to the 1995-96 fiscal year. The federal government has apparently budgeted only $33 million of the expected immigration aid. However, this shortfall is expected to be almost fully offset by higher than projected revenues, and lower than projected caseload growth, as the economy improves.

      As noted above under "Cash Flow Requirements," California issued $7.0 billion of short-term debt in July, 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of the $4 billion, 22-month part of this borrowing, California enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, California's Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

      Proposed 1995-96 Budget.  On January 10, 1995, the Governor presented his
      -----------------------
proposed FY 1995-96 Budget. This budget projects total General Fund revenues and transfers of $42.5 billion, and expenditures of $41.7 billion, to complete the elimination of the accumulated deficits from earlier years. However, this proposal leaves no cushion, as the projected budget reserve at June 30, 1996 would be only about $92 million. While proposing increases in funding for schools, universities and corrections, the Governor proposes further cuts in welfare programs, and a continuation of the "realignment" of functions with counties which would save California about $240 million. The Governor also expects about $800 million in new federal aid for California's costs of incarcerating and educating illegal immigrants. The Budget proposal also does not account for possible additional costs if California loses its appeals on lawsuits which are currently pending concerning such matters as school funding and pension payments, but these appeals could take several years to resolve. Part of the Governor's proposal also is a 15% cut in personal income and corporate taxes, to be phased in over three years, starting with calendar year 1996 (which would have only a small impact on 1995-96 income).

      California's difficult financial condition for the current and upcoming years will result in continued pressure upon almost all local governments, particularly school districts and counties which depend on state aid. Despite efforts in recent years to increase taxes and reduce governmental expenditures, there can be no assurance that California will not face budget gaps in the future.

      Bond Ratings.  State general obligation bond ratings were reduced in July,
      ------------
1994 to "A1" by Moody's Investors Services, Inc. ("Moody's") and "A" by Standard & Poor's Ratings Group ("S&P"). Both of these ratings were reduced from "AAA" levels which California held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

      Legal Proceedings.  California is involved in certain legal proceedings
      ------------------
(described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

      Obligations of Other Issuers
      ----------------------------

      Other Issuers of California Instruments.  There are a number of state
      ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

      State Assistance.  Property tax revenues received by local governments
      ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

      To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991, but the proceedings have been dismissed.

      Assessment Bonds.  California Instruments which are assessment bonds may
      ----------------
be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      California Long-Term Lease Obligations.  Certain California long-term
      --------------------------------------
lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

      Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

      Other Considerations
      --------------------

      The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

      Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

      The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

      Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates;
(ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK
---------------------

      Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investment in New York municipal securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York municipal securities that were available prior to the date of this Additional Statement. The accuracy and completeness of the information contained in those official statements have not been independently verified.

      State Economy.  New York is the third most populous state in the nation
      -------------
and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1994-95 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991. It stood at 7.7% in 1993. The total employment growth rate in the State has been below the national average since 1984. State per capita personal income remains above the national average. State per capita income for 1993 was $24,623, which is 18.3% above the 1993 national average of $20,817. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

      State Budget.  The State Constitution requires the Governor to submit to
      ------------
the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

      The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1994-95 State Financial Plan"). This delay in the enactment of the State's 1994-95 fiscal year budget may reduce the effectiveness of several of the actions proposed.

      The State issued its second quarterly update to the cash basis 1994-95 State Financial Plan on October 28, 1994. The update projects a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the 1994-95 State Financial Plan as initially formulated.

      The 1994-95 State Financial Plan is based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1994-95 State Financial Plan, actual results may differ and have differed materially in recent years, from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

      Recent Financial Results.  The General Fund is the general operating fund
      ------------------------
of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to
particular purposes.   In the State's 1994-95 fiscal year, the General Fund is
expected to account for approximately 52% of total governmental-fund receipts and 51% of total governmental-fund disbursements.

      The General Fund is projected to be balanced on a cash basis for the 1994-95 fiscal year. Total receipts are projected to be $34.321 billion, an increase of $2.092 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.248 billion, an increase of $2.351 billion over the total amount disbursed and transferred in the prior fiscal year.

      The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1993 included an 1991-92 accumulated deficit in its combined governmental funds of $681 million. Liabilities totalled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities.

      The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, however, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year.


      Debt Limits and Outstanding Debt.  There are a number of methods by which
      --------------------------------
the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The total amount of long-term State general obligation debt authorized but not issued as of December 31, 1993 was approximately $2.273 billion.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

      In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for
continued short-term seasonal borrowing.   The legislation also dedicated
revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of December 1994, LGAC had issued bonds to provide net proceeds of $3.856 billion and has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year. The impact of this borrowing, together with the availability of certain cash reserves, is that, for the first time in nearly 35 years, the 1994-95 State Financial Plan includes no short-term seasonal borrowing.

      In April 1993, legislation was enacted proposing significant constitutional changes to the long-term financing practices of the State and the Authorities.

      The Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would require that State debt be incurred only for capital projects included in a multi-year capital financing plan and would prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities. Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, the Governor and the State Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap. Before the approved constitutional amendment or any revised amendment enacted in 1994 can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters at the earliest in November 1995. The amendment could not become effective before January 1, 1996.

      On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

      The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in

1994-95. The State expects to issue $374 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $69 million in certificates of participation during the State's 1994-95 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1994-95 fiscal year may change if circumstances require.

      Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for the 1994-95 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 ("Refunding Bonds") to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1993-94 fiscal year, and are estimated to be $289.9 million for 1994-95. State lease-purchase rental and contractual obligation payments for 1993-94, including State installment payments relating to certificates of participation, were $1.258 billion and are estimated to be $1.495 billion in 1994-95.

      New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

      Litigation.  Certain litigation pending against New York State or its
      ----------
officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) contamination in the Love Canal area of Niagara Falls; (4) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (5) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (6) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (7) action in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (8) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to Section 2807-c of the Public Health Law, which imposes 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills and hospital bills paid by such entities; (9) challenge by a long distance carrier to the constitutionality of Tax Law (S)186-a(2-a) which restricted certain deduction of local access service fees and (10) challenges to certain aspects of petroleum business taxes.

      A number of cases have also been instituted against the State challenging the constitutionality of various public authority financing programs.

      In a proceeding commenced on August 6, 1991 (Schulz, et al. v. State of
                                                   --------------------------
New York, et al., Supreme Court, Albany County), petitioners challenged the
----------------
constitutionality of two bonding programs of the New York State Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. In addition, petitioners challenge the fiscal year 1991-92 judiciary budget as having been enacted in violation of Sections 1 and 2 of Article VII of the State Constitution. The defendants' motion to dismiss the action on procedural grounds was denied by order of the Supreme Court dated January 2, 1992. By order dated November 5, 1992, the Appellate Division, Third Department, reversed the order of the Supreme Court and granted defendants' motion to dismiss on grounds of standing and mootness. By order dated September 16, 1993, on motion to reconsider, the Appellate Division, Third Department, ruled that plaintiffs have standing to challenge the bonding program authorized by Chapter 166 of the laws of 1991. The proceeding is presently pending in Supreme Court, Albany County.

      In Schulz, et al. v. State of New York, et al., commenced May 24, 1993,
         -------------------------------------------
Supreme Court, Albany County, petitioners challenge, among other things, the constitutionality of, and seek to enjoin, certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993. Petitioners contend that the application of State tax receipts held in dedicated transportation funds to pay debt service on bonds of the Thruway Authority and of the Metropolitan Transportation Authority violates Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution and due process provisions of the State and Federal Constitutions. By order dated July 27, 1993, the Supreme Court granted defendants' motions for summary judgment, dismissed the complaint, and vacated the temporary restraining order previously issued. By decision dated October 21, 1993, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court. On June 30, 1994, the Court of Appeals unanimously affirmed the rulings of the trial court and the Appellate Division in favor of the State.

      Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the State's Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State
        -----------------    -----------------
entered into a settlement agreement with Delaware. The State made an immediate $35 million payment to Delaware and agreed to make annual payments of $33 million in each of the next five fiscal years. In return, Delaware has agreed to withdraw its claims and its request for summary judgment. The State and Massachusetts have also executed a settlement agreement which provides for aggregate payments by New York State of $23 million, payable over five consecutive years. Litigation continues with respect to other parties and the State may be required to make additional payments during the State's 1994-95 fiscal year.

      The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1994-95 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1994-95 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1994-95 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1994, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $675 million.

      Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      Authorities.  The fiscal stability of New York State is related, in part,
      -----------
to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1993, date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      New York City and Other Localities.  The fiscal health of the State of New
      ----------------------------------
York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City's independently audited operating results for each of its 1981 through 1993 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

      In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

      In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On January 17, 1995, S&P's placed the City's general obligation bonds on its CreditWatch list which may portend a rating downgrade from the agency in the upcoming months.

      New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt.
As of December 31, 1993, MAC had outstanding an aggregate of approximately $5.204 billion of its bonds. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. Legislation has been passed by the legislature which would, under certain conditions, permit MAC to issue up to $1.465 billion of additional bonds, which are not subject to a moral obligation provision.

      Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

      The staffs of OSDC and the Control Board issued periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently). OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the City's region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the forseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations and City Council, as well as the state and federal governments, among others.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forth-coming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

      The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing. In addition to financing for new purposes, the City and the New York City Municipal Water Finance Authority have issued refunding bonds totalling $1.8 billion in fiscal year 1994.

      Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State's receipts and disbursements in the State's 1994-95 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

      Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1992, the total indebtedness of all localities in New York State was approximately $35.2 billion, of which $19.5 billion was debt of New York City (excluding $5.9 billion in MAC debt); a small portion (approximately $71.6 million) of the $35.2 billion of indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1992.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

STANDBY COMMITMENTS

      In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

      Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell as well as the quality of the security itself.

      The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

      Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.


                             INVESTMENT LIMITATIONS

      The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a

Portfolio, with the exception of borrowings permitted by Investment Restriction
(4).

      Accordingly, the Trust may not, on behalf of any Portfolio:

      (1) purchase for any one Portfolio the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of such Portfolio's total assets would be invested in such issuer, except that (a) up to 25% of the value of its total assets may be invested without regard to such 5% limitation, and (b) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Investment Company Act;

      (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). Notwithstanding the foregoing, the Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations;

      (3) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities;

      (4) borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the applicable Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the applicable Portfolio do not exceed one-third of such Portfolio's total assets. No purchases of securities will be made if such borrowings exceed 5% of the value of the applicable Portfolio's assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the Investment Company Act;

      (5) mortgage, pledge or hypothecate any assets except to secure permitted borrowings;

      (6) purchase or sell real estate (excluding securities secured by real estate or interests therein), securities issued by real estate investment trusts, commodities, commodity contracts or oil or gas or other mineral exploration or development programs;

      (7) invest in companies for the purposes of exercising control or management;

      (8) act as an underwriter of securities, (except as the Trust may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with a Portfolio's investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position or invest in or write puts, calls or combinations thereof (except that the Trust may, on behalf of a Portfolio, acquire puts in connection with the acquisition of a debt instrument); and

      (9) purchase for any one Portfolio the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation. This restriction does not, however, apply to any Portfolio classified as a nondiversified company under the Investment Company Act.

      In addition, as a non-fundamental policy, the Portfolios may not:

      Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities.

      Pursuant to SEC Rule 2a-7, the Prime Obligations, Government, Treasury Obligations, Money Market, Federal and Treasury Instruments Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities or repurchase agreements collateralized by such securities). A Portfolio may, however, invest more than 5% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although such Portfolio may not make more than one such investment at any time. Each Portfolio, other than the Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio (the "Tax-Exempt Portfolios"), may only purchase "First Tier Securities" as defined below. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two major rating agencies, or if only one NRSRO has assigned a rating, by that NRSRO, but which are not First Tier Securities. Pursuant to SEC Rule 2a-7 the foregoing operating policies are not applicable to the Tax-Exempt Portfolios. Immediately after the acquisition of any put by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government or Federal Portfolio, not more than 5% of such Portfolio's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation will not apply to the issuer of unconditional puts if the Portfolio does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such issuer. NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

Furthermore, each Portfolio, except the Treasury Obligations, Treasury Instruments, Government and Federal Portfolios may make equity investments in similar registered investment companies.

      Pursuant to SEC Rule 2a-7, immediately after the acquisition of any put by a Tax-Exempt Portfolio, not more than 5% of the Portfolio's total assets may be invested in securities issued by or subject to puts from the same issuer. However, this limitation applies only with respect to 75% of each Tax-Exempt Portfolio's total assets. In addition, this limitation will not apply to the issuer of unconditional puts if the Portfolio does not have more than 10% of its total assets invested in securities issued by or subject to unconditional puts from such issuer. Each Tax-Exempt Portfolio will operate in accordance with this operating policy which complies with SEC Rule 2a-7.

      "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

      Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                                      POSITIONS                            PRINCIPAL OCCUPATION(S)
AND ADDRESS                                    WITH TRUST                             DURING PAST 5 YEARS
---------------------------  ----------------------------------------------   ------------------------------------

Paul C. Nagel,Jr., 73        Chairman                                         Retired.  Director and
19223 Riverside Dr           and Trustee                                      Chairman of the Finance
Tequesta, FL 33469                                                            and Audit Committees, Great
                                                                              Atlantic & Pacific Tea Co., Inc.;
                                                                              Director, United Conveyor Corporation.

Ashok N. Bakhru, 53          Trustee                                          President, ABN Associates
1235 Westlakes Drive                                                          (since June 1994) Retired.
Suite 385                                                                     Senior Vice President of Scott Paper Company;
Berwyn, PA 19312                                                              Director of Arkwright-Mutual Insurance
                                                                              Company; Trustee of International House of
                                                                              Philadelphia; Member of Cornell
                                                                              University Council; Trustee of  the Walnut
                                                                              Street Theater.

*Marcia L. Beck, 40          President                                        Director, Mutual Funds
 One New York Plaza          and                                              Group, GSAM (since and
New York, NY 10004           Trustee                                          September 1992); Vice President and Senior
                                                                              Portfolio Manager, Goldman Sachs Asset
                                                                              Management (from June 1988 to
                                                                              present).

*David B. Ford, 50           Trustee                                          General Partner, Goldman
One New York Plaza                                                            Sachs, since 1986; Chairman
 New York, NY 10004                                                           and Chief Executive Officer, Goldman Sachs
                                                                              Asset Management  (since December 1994).

*Alan A. Shuch, 46           Trustee                                          Director and Vice President of
One New York Plaza                                                            Goldman Sachs Funds Management, Inc. (from April
New York, NY 10004                                                            1990 to November 1994); President and Chief
                                                                              Operating Officer, GSAM (from September
                                                                              1988 to November 1994); Limited Partner, Goldman
                                                                              Sachs (since December 1994).

Jackson W. Smart, 65         Trustee                                          Chairman and Chief Executive
One Northfield Plaza                                                          Officer, MSP Communications,
 #218                                                                         Inc. (a company engaged in
 Chicago, IL 60093                                                            radio broadcasting since November 1988);



NAME, AGE                    POSITIONS                                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST                                       DURING PAST 5 YEARS
---------------------------  ----------------------------------------------   ------------------------------------
                                                                              Director, Federal Express Corporation
                                                                              and North American Private Equity Group (a
                                                                              venture capital fund).

William H. Springer, 66     Trustee                                           Vice Chairman of Ameritech (a
701 Morningside Drive                                                         telecommunications holding
 Lake Forest, IL 60045                                                        company; February 1987 to retirement in
                                                                              August 1992);  Vice Chairman, Chief Financial
                                                                              and Administrative Officer, prior thereto;
                                                                              Director, American Information Technologies
                                                                              Corporation; Director, Walgreen Co. (a
                                                                              retail drug store business); and Baker, Fentress
                                                                              & Co. (a closed-end, non-diversified
                                                                              management investment company
                                                                              (April 1992 to present).

Richard P. Strubel, 56     Trustee                                            Managing Director, Tandem
70 West Madison St.                                                           Partners, Inc. (since 1990);
 Suite 1400                                                                   President and Chief Executive
 Chicago, IL 60602                                                            Officer, Microdot, Inc. (a diversified
                                                                              manufacturer of  fastening systems and
                                                                              connectors) (January 1984 to October 1994).

*Scott M. Gilman, 36       Treasurer                                          Director, Mutual Funds
One New York Plaza                                                            Administration, Goldman Sachs
 New York, NY 10004                                                           Asset Management (since April
                                                                              1994); Assistant Treasurer, Goldman Sachs Fund
                                                                              Management, Inc. (since March 1993);
                                                                              Vice President, Goldman Sachs (since March 1990);
                                                                              Assistant Treasurer of the Trust
                                                                              (April 1990 to October 1991).

*Pauline Taylor, 49          Vice                                             Vice President of Goldman 4900
 Sears Tower                 President                                        Sachs (since June 1992);
 Chicago, IL 60606                                                            Consultant (1989 to June 1992).




NAME, AGE                    POSITIONS                                        PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST                                       DURING PAST 5 YEARS
---------------------------  ----------------------------------------------   ------------------------------------
*John W. Mosior, 57          Vice                                             Vice President, Goldman Sachs
4900 Sears Tower             President                                        and Manager of Shareholder
Chicago, IL 60606                                                             Services for GSAM Funds Group.

*Nancy L. Mucker, 46         Vice                                             Vice President, Goldman Sachs
4900 Sears Tower             President                                        and Manager of Shareholder
Chicago, IL 60606                                                             Services for GSAM Funds Group

*Michael J. Richman, 35      Secretary
 85 Broad Street                                                              Vice President and Assistant
New York, NY 10004                                                            General Counsel of Goldman Sachs (since June 1992);
                                                                              Associate General Counsel, Goldman Sachs
                                                                              Asset Management, Counsel to the Funds
                                                                              Group, GSAM (since June 1992); Partner, Hale
                                                                              and Dorr (September 1991 to June 1992).

*Howard B. Surloff, 30      Assistant Secretary                               Vice President and Assistant
  85 Broad Street                                                             General Counsel, Goldman Sachs
 New York, NY 10004                                                           (since November 1993 and May 1994,
                                                                              respectively); Counsel to the Funds Group,
                                                                              Goldman Sachs Asset Management (since
                                                                              November 1993); Associate of Shereff Friedman,
                                                                              Hoffman & Goodman (prior thereto).

*Steven E.                   Assistant                                        Legal Products Analyst,
  Hartstein, 32              Secretary                                        Goldman Sachs (June 1993 to
85 Broad Street                                                               present); Funds Compliance
New York, NY 10004                                                            Officer, Citibank Global Asset Management
                                                                              (August 1991 to June 1993).

*Deborah Robinson, 24       Assistant                                         Administrative Assistant,
85 Broad Street             Secretary                                         Goldman Sachs since January
 New York, NY 10004                                                           1994; formerly at Cleary,  Gottlieb, Steen and
                                                                              Hamilton.

*Kaysie P. Uniacke, 35      Assistant                                         Vice President and Portfolio
One New York Plaza          Secretary                                         Manager, Goldman Sachs Asset
New York, NY 10004                                                            Management (since 1988).

*Elizabeth D.                Assistant                                        Funds Trading Assistant,
 Alexander, 26               Secretary                                        Goldman Sachs Asset Management
 One New York Plaza                                                           (since 1993); formerly New
 York, NY 10004                                                               Compliance Analyst, Prudential
                                                                              Insurance (1991-1993).

          Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of January 31, 1995, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

          The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year ended December 31, 1994:


                                                        Pension or             Total
                                                        Retirement          Compensation
                                                          Benefits       from Goldman Sachs
                                Aggregate                Accrued as         Mutual Funds
                               Compensation               Part of          (including the
Name of Trustee               from the Trust         Trust's Expenses         Trust)*
---------------------       ------------------       ----------------     ----------------

Paul C. Nagel, Jr.                $69,345                $0                   $101,000
Ashok N. Bakhru                   $41,745                $0                   $ 61,000
Marcia L. Beck                    $     0                $0                   $      0
David B. Ford                     $     0                $0                   $      0
Robert P. Mayo                    $41,745                $0                   $ 61,000
Alan A. Shuch                     $     0                $0                   $      0
Jackson W. Smart                  $41,745                $0                   $ 61,000
William H. Springer               $41,745                $0                   $ 61,000
Richard P. Strubel                $41,745                $0                   $ 61,000
-----------------

* The Goldman Sachs Mutual Funds consisted of 32 mutual funds, including the eleven series of the Trust, on December 31, 1994.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT

THE ADVISER

     GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. Pursuant to the Advisory Agreement, GSAM has agreed to reduce or otherwise limit the daily expenses (excluding fees paid to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .43% of the average daily net assets of that Portfolio. The amount of such reductions or limits, if any, will be calculated monthly and will be based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed not to impose all or a portion of its advisory fee and/or to reduce or otherwise limit the Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolio's annual total operating expenses to .36%, .26%, .21% and
 .31%, respectively, of average daily net assets and for each other Portfolio to .41% of average daily net assets.

    The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Trust's custodian, fees and expenses of the Trust's transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Trust, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Trust. In the event that the expenses of a Portfolio (including the fees payable to GSAM, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by certain state securities administrators, GSAM will reduce its fee payable on behalf of such Portfolio by the amount of such excess but only to the extent of the Portfolio's fee. Repayment of any excess amounts will be made on a monthly basis. The most restrictive expense limitation currently applicable to each Portfolio is 2.5% of the first $30 million of a Portfolio's average annual net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million.

    The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 26, 1994 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1995, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio., as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

    Goldman Sachs has authorized any of its directors, partners, officers and employees who has been elected or appointed as a Trustee or officer of the Trust to serve in the capacities in which he or she has been elected and appointed.

    For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992 the amount of the advisory fee incurred by each Portfolio then in existence was as follows:


                                       1994        1993         1992
                                    ----------  -----------  -----------

Prime Obligations Portfolio         $9,135,344  $12,107,954  $18,590,841
Money Market Portfolio               2,663,551    3,410,598    4,676,074
Treasury Obligations Portfolio       3,545,307    5,517,465    6,480,902
Treasury Instruments Portfolio         687,965      598,770      576,834
Government Portfolio                 4,804,362    7,724,294    9,598,759
Federal Portfolio                    3,396,214    3,577,126    4,088,070


Tax-Exempt Diversified Portfolio     4,372,766    4,263,251    3,304,600
Tax-Exempt California Portfolio        867,058      659,860      435,307
Tax-Exempt New York Portfolio          150,735       41,076       32,359

    GSAM agreed not to impose its fees in full during the year ended December 31, 1994 with respect to Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had the fees been imposed in full an additional $443,925, $917,292, $2,547,168, $1,749,116 and $123,050 would have been incurred for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively. In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, $635,085, $301,326, $371,456, $150,525, $526,310, $326,417,
$217,296, $34,612 and $51,675 in additional expenses would have been incurred by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, respectively, during the year.

    GSAM agreed not to impose its fees in full during the year ended December 31, 1993 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had the fees been imposed during these periods, an additional $568,433, $798,360, $2,682,845, $1,705,300 and $102,690 would have been incurred for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively, during such periods. In addition, GSAM assumed certain expenses related to the operations of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios during the year ended December 31, 1993 to the extent such expenses would have caused the corresponding Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, $760,000, $329,526, $454,978, $146,001, $627,735, $341,978,
$178,810, $64,435, and $71,563 in additional expenses would have been incurred by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, respectively, during the year.

    GSAM agreed not to impose its fees in full during the year ended December 31, 1992 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and

Tax-Exempt New York Portfolios. Had the fees been imposed an additional $779,346, $865,386, $3,066,053, $1,321,840, and $80,898 would have been incurred for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. In addition, GSAM assumed certain expenses related to the operations of the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios during the year ended December 31, 1992 to the extent such expenses would have caused the Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, $956,975, $482,768, $581,108, $247,120, $679,048, $460,694, $230,698, $83,121 and $69,940
in additional expenses would have been incurred by the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, respectively, during the year.

     Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

    In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

    Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 26, 1994. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives
 .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

    For the fiscal year ended December 31, 1994, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios incurred transfer agency fees of $1,044,039, $355,140, $405,178, $183,457,
$549,070, $679,243, $699,643, $99,092 and $32,139, respectively.

    For the fiscal year ended December 31, 1993, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios incurred transfer agency fees of $1,383,766, $454,746, $630,568, $159,672,
$882,777, $715,422, $682,119, $75,412 and $16,431, respectively.

    For the fiscal year ended December 31, 1992, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios incurred transfer agency fees of $2,110,244, $638,879, $737,958, $164,825,
$1,097,085, $818,614, $527,383, $51,761 and $12,944, respectively.

    Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major player among investment banking and brokerage firms providing a broad range of financing and investing services both in the United States and abroad. As of November 30, 1994, Goldman Sachs and its consolidated subsidiaries had assets of approximately $54.6 billion and partners' capital of $1.8 billion. Goldman Sachs became registered as an investment adviser in 1981. As of January 31, 1995, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $48.7 billion in total assets.


DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B UNITS ONLY)

AUTHORIZED DEALER SERVICE PLAN
==============================

       As described in the prospectus, the Prime Obligations Portfolio with respect to its ILA Class B Units has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Authorized Dealer Service Plan has been approved by the Board of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan, at a meeting held on January 30, 1996. With respect to its ILA Class B Units, the Prime Obligations Portfolio's Authorized Dealer Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to ILA Class B Units.

     The Authorized Dealer Service Plan will remain in effect until June 1, 1997 and from year to year thereafter, provided that the continuance of each service plan is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan. All material amendments of the Authorized Dealer Service Plan must also be approved by the Trustees of the Trust in the manner described above. The Authorized Dealer Service Plan may be terminated at any time as to the Prime Obligations Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Prime Obligations Portfolio. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Authorized Dealer Service Plan will benefit the Prime Obligations Portfolio and its ILA Class B Unitholders.

     CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted, on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to ILA Class B Units. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plan was approved on January 30, 1996 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan, cast in person at a meeting called for the purpose of approving the Class B Plan. The Class B Plan was approved by the sole initial unitholder of the Class B Units of the Prime Obligations Portfolio on January 30, 1996.

     With respect to the Prime Obligations Portfolio, the compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class B Units of that Portfolio. The fees received by Goldman Sachs under the Class B Plan and contingent deferred sales charge on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's ILA Class B Units. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class B Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

     The Class B Plan will remain in effect with respect to the Prime Obligations Portfolio from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding ILA Class B Unitholders of that Portfolio. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. With respect to the Prime Obligations Portfolio, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the ILA Class B Units of that Portfolio. So long as a Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit the Prime Obligations Portfolio and its respective ILA Class B Unitholders.

                            PORTFOLIO TRANSACTIONS

    GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

    Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

    Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

    In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Fund believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

    During the fiscal year ended December 31, 1994, the Trust acquired and sold securities of its regular broker/dealers: Lehman Brothers Inc., Bear Stearns, Salomon Brothers, Inc., CS First Boston Corp., Merrill Lynch & Co., Inc., Daiwa Securities, Morgan Stanley & Co., Inc., Morgan Guaranty Trust, Donaldson Lufkin & Jenrette Securities and Swiss Bank. As of December 31, 1994, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Lehman Brothers Inc. ($146,928), Bear Stearns ($23,500), Salomon Brothers, Inc. ($124,550), Merrill Lynch & Co., Inc. ($102,001), Daiwa Securities ($93,600), Morgan Stanley & Co., Inc. ($89,974) and Morgan Guaranty Trust ($74,598).

    As of December 31, 1994, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Lehman Brothers, Inc. ($26,350), Bear Stearns ($3,100), Salomon Brothers, Inc. ($16,430), CS First Boston Corp. ($3,565), Merrill Lynch & Co., Inc. ($24,997), Daiwa Securities ($21,550) and Morgan Stanley & Co., Inc. ($34,999).

    As of December 31, 1994, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under, or their parents ($ in thousands): Lehman Brothers, Inc. ($196,710), Bear Stearns ($40,000), CS First Boston Corp. ($40,000), Merrill Lynch & Co., Inc. ($40,000), Daiwa Securities ($74,900), Morgan Stanley & Co., Inc. ($35,000) and Morgan Guaranty Trust ($40,000).

    As of December 31, 1994, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Lehman Brothers, Inc. ($246,200), Bear Stearns ($48,800), CS First Boston Corp. ($50,000) and Daiwa Securities ($28,000).


                                NET ASSET VALUE

    The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A
Business Day means any day on
which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include:
New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

    Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates

    The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

    In order to continue to use the amortized cost method of valuation each Portfolio's investments, including repurchase agreements, must be U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of nationally recognized statistical rating organizations in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by GSAM and confirmed by the Board of Trustees. Also, each Portfolio must maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per unit and, not purchase any instrument with a remaining maturity of more than thirteen months. However, a Portfolio may also, consistent with the provisions of the above-mentioned rule, invest in securities with a maturity of more than thirteen months, if (i) the security is a variable or floating security with certain demand and interest rate reset features and
(ii) the security, except in the case of a Tax-Exempt Portfolio, is a First Tier security.

    The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Service Units and ILA Administration Units will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

    The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

    The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.


                        CALCULATION OF YIELD QUOTATIONS

    Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

    Yield, effective yield and tax-equivalent yield are calculated separately for ILA Units, ILA Administration Units and ILA Service Units. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

    The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 (366/7 in the event of a leap year) with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

    Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 (366/7 in the event of a leap year) power and subtracting one from the result, according to the following formula:

           Effective Yield = [(base period return + 1)/(365/7)/] - 1

    The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

    Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

    The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units and ILA Service Units for the seven-day period ended December 31, 1994 were as follows:

                                                           Tax-
                                             Effective   Equivalent
                                     Yield     Yield       Yield
                                     ------  ----------  ----------
Prime Obligations Portfolio:
 ILA Units                             5.53%     5.68%      N/A
 ILA Administration Units              5.38      5.52       N/A
 ILA Service Units                     5.13      5.26       N/A

Money Market Portfolio:
 ILA Units                             5.52      5.68       N/A
 ILA Administration Units              5.37      5.52       N/A
 ILA Service Units                     5.12      5.25       N/A

Treasury Obligations Portfolio:
 ILA Units                             5.33      5.47       N/A
 ILA Administration Units              5.18      5.31       N/A
 ILA Service Units                     4.93      5.05       N/A

Treasury Instruments Portfolio:
 ILA Units                             5.48      5.63       N/A


ILA Administration Units              5.33        5.48         N/A
ILA Service Units                     5.08        5.21         N/A

Government Portfolio:
ILA Units                             5.34        5.48         N/A
ILA Administration Units              5.19        5.32         N/A
ILA Service Units                     4.94        5.06         N/A

Federal Portfolio:
ILA Units                             5.50        5.65         N/A
ILA Administration Units              5.35        5.49         N/A
ILA Service Units                     5.10        5.23         N/A

Tax-Exempt Diversified Portfolio:
ILA Units                             4.36        4.45         7.22
ILA Administration Units              4.21        4.30         6.97
ILA Service Units                     3.96        4.04         6.56

Tax-Exempt California Portfolio:
ILA Units                             4.66        4.77         8.67
ILA Administration Units              4.51        4.61         8.39
ILA Service Units**                   4.26        4.35         7.93

Tax-Exempt New York Portfolio*
ILA Units                             4.43        4.53         7.96
ILA Administration Units              4.28        4.37         7.69
ILA Service Units**                   4.03        4.11         7.24

-------------------------

* 8.37%, 8.08% and 7.61% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and are subject to maximum administration or service fees.

   The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "The Adviser." In the absence of such fee reductions and expense limitations, the yield of each Portfolio with respect to ILA Units, ILA Administration Units and ILA Service Units for the same period would have been as follows:

                                                          Tax-
                                            Effective   Equivalent
                                    Yield     Yield       Yield
                                    ------  ----------  ----------
Prime Obligations Portfolio
 ILA Units                            5.50%     5.65%      N/A
 ILA Administration Units             5.35      5.49       N/A
 ILA Service Units                    5.10      5.23       N/A

Money Market Portfolio
 ILA Units                            5.43      5.58       N/A
 ILA Administration Units             5.28      5.42       N/A
 ILA Service Units                    5.03      5.16       N/A

Treasury Obligations Portfolio
 ILA Units                            5.29      5.43       N/A
 ILA Administration Units             5.14      5.27       N/A
 ILA Service Units                    4.89      5.01       N/A


Treasury Instruments Portfolio
 ILA Units                            5.26     5.40       N/A
 ILA Administration Units             5.11     5.24       N/A
 ILA Service Units                    4.86     4.98       N/A

Government Portfolio
 ILA Units                            5.29     5.43       N/A
 ILA Administration Units             5.14     5.27       N/A
 ILA Service Units                    4.89     5.01       N/A

Federal Portfolio
 ILA Units                            5.33     5.47       N/A
 ILA Administration Units             5.18     5.31       N/A
 ILA Service Units **                 4.93     5.05       N/A

Tax-Exempt Diversified Portfolio
 ILA Units                            4.25     4.34       7.03
 ILA Administration Units             4.10     4.18       6.78
 ILA Service Units                    3.85     3.92       6.37

Tax-Exempt California Portfolio
 ILA Units                            4.64     4.75       8.64
 ILA Administration Units             4.49     4.59       8.36
 ILA Service Units**                  4.24     4.33       7.89

Tax-Exempt New York Portfolio*
 ILA Units                            4.24     4.33       7.62
 ILA Administration Units             4.09     4.18       7.35
 ILA Service Units**                  3.84     3.92       6.91
--------------------------------------------------------------

* 8.01%, 7.73% and 7.26% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and are subject to maximum administration or service fees.

    The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1994 are based on a federal marginal tax rate of 39.6%.

    With respect to the Tax-Exempt California Portfolio, a California State personal income tax rate of 11.0% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.2%. With respect to the Tax-Exempt New York Portfolio, the tax equivalent yields are being shown under two scenarios. The first scenario assumes a federal marginal tax rate of 39.6% and a New York State personal income tax rate of 7.875%, for a combined tax rate of 44.4%. The second scenario assumes a New York City personal income tax rate of 4.46% in addition to the above federal and New York, State tax rates, for a combined tax rate of 47.1%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

    From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as

Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

    From time to time advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

                                TAX INFORMATION

    Each Portfolio has qualified and has elected or intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

    In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its annual gross income from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

    Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally all of its net taxable income other than the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (computed on the basis of the one-year period ending on October 31 of such year, unless it elects to use a calendar year period), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

    Dividends paid by a Portfolio from taxable net investment income (including gain attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid a Portfolio from the excess of net long-term capital gain over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

    Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated will generally be exempt from federal income tax, provided that at least 50% of the value of each Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations

(not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Distributions paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, all tax-exempt distributions of the Portfolios will be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax and the corporate environmental tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, any distributions of income from such investments will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

    In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

    Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

    Certain Portfolios may be subject to foreign withholding taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced under the terms of applicable U.S. income tax treaties, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied, a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and will be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

    Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder on the unitholder's federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a

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

proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

    Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

    The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions or to backup withholding on certain payments if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolios.

STATE AND LOCAL

    The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its unitholders under such laws may differ from their treatment under Federal income tax laws, and investment in the Portfolios may have tax consequences for unitholders different from those of a direct investment in the Portfolios securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangibles tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states exempt from personal income tax distributions by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or exempt from intangibles tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

    Assuming that each Portfolio qualifies as a regulated investment company for federal income tax purposes, each Portfolio, as a series of a Massachusetts business trust, will not be subject to any income, franchise or corporate excise tax in Massachusetts. Provided that they qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

    California State Taxation. The following discussion of California tax law assumes that the Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

    Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

    Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

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

    In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.z

    New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the distributions received from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and of Puerto Rico, the U.S. Virgin Islands and Guam, provided that at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

    Capital gains that are retained by the Tax-Exempt New York Portfolio will be taxed to that Portfolio, and New York State and New York City residents will receive no New York income tax credit for federal, New York State or New York City taxes on such capital gains. Capital gains that are distributed by the Tax-Exempt New York Portfolio will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

    Both New York State and New York City impose a minimum tax on minimum taxable income. A portion of the distributions of the Tax-Exempt New York Portfolio may constitute tax-preference items includable in such minimum taxable income.

    Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

    This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

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

                        ORGANIZATION AND CAPITALIZATION

    The Trust is a Massachusetts business trust established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated December 6, 1978. The Tax-Exempt Diversified Portfolio and Tax-Exempt California Portfolio are the successors to separate series of Goldman Sachs Institutional Tax-Exempt Assets which was formed pursuant to a Declaration of Trust on March 23, 1982. Each of these Portfolios became a series of the Trust pursuant to a reorganization which occurred on April 30, 1990. On December 13, 1990 the Trustees authorized the establishment of the Treasury Instruments and Tax-Exempt New York Portfolios.

    Each unitholder is deemed to have expressly assented and agreed to the terms of the Declaration of Trust and is deemed to be party thereto. The authorized capital of the Trust consists of an unlimited number of units of beneficial interest. The Trustees have authority under the Declaration of Trust to create and classify units of beneficial interest in separate series without further action by unitholders. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series or portfolio of units into one or more classes. The Trustees have authorized the issuance of four classes of units of the Prime Obligations Portfolio and three classes of units of each other portfolio: ILA Units, ILA Administration Units, ILA Service Units and in the case of the Prime Obligations Portfolio, ILA Class B Units.

    Each ILA Unit, ILA Administration Unit, ILA Service Unit and Class B Unit of a Portfolio is entitled to one vote per unit; however, separate votes will be taken by each Portfolio or class (or by more than one Portfolio or class voting as a single class if similarly affected) on matters affecting only that individual Portfolio or class (or those affected Portfolios or classes) or as otherwise required by law. Fractional units are entitled to proportionate fractional votes. Units are freely transferable and have no preemptive, subscription or conversion rights. All units issued and outstanding are fully paid and nonassessable by the Trust. The Declaration of Trust provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. The Trust does not generally hold annual or other meetings of unitholders. The units of the Portfolios have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the units voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Each Trustee serves until the next meeting of unitholders, if any,

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

    called for the purpose of electing or reelecting such Trustee or successor to such Trustee, and until the election and qualification of such successor, if any, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.

    Each ILA Unit, ILA Administration Unit, ILA Service Unit and ILA Class B Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are beneficial owners of the units or another organization designated by such bank or institution. ILA Units may be purchased for accounts held in the name of an institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. (Institutions that provide services to holders of ILA Administration or Service Units are referred to in this Prospectus as "Service Organizations"). ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B Units of the Prime Obligations Portfolio bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B Units. ILA Class B Units of the Prime Obligations Portfolio also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B Units.

    It is possible that an institution or its affiliate may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is

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

    distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Service Units and ILA Administration Units each have certain exclusive voting rights on matters relating to their respective plans. Except as described above, the four classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were Harris Trust & Savings Bank, 200 West Monroe, Chicago, Il 60690 (9.71%); Chicago Title & Trust Company, 171 North Clark Street, Chicago, IL 60601 (8.95%); Duquesne Capital Management, 2579 Washington Road, Pittsburgh, PA 15241(6.96%); and United Missouri Bank of Kansas, P.O. Box 419692, Kansas City, MO 64141(5.14%).

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Stone Street & Bridge Street Funds, c/o Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004 (7.34%) and Bank of New York, 48 Wall Street, New York, NY 10286 (10.59%).

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York, Hare & Co., One Wall Street, New York, NY 10286 (11.17%); First National Bank of Omaha, P.O. Box 3128, Omaha, NE 68103 (12.91%); Firstar Bank Madison, N.A., FIRMAD & Co., P.O. Box 7900, Madison, WI 53707-7900 (7.22%); National City Bank Kentucky, 4100 W. 150th, Cleveland, OH 44135 (5.19%); and Bank One Ohio Trust Company, Strafe & Co., 235 W. Schrock Rd., Westerville, OH 43081-2874 (10.31%).

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Harris Trust & Savings Bank, 200 West Monroe, Chicago, IL 60690 (6.36%); Bank of New York, Hare & Co., One Wall Street, New York, NY 10286 (17.96%); Chicago Title & Trust Company, 171 North Clark Street, Chicago, IL 60601 (8.95%); and Associated Bank, P.O. Box 1007, Neehah, WI 54957 (5.48%).

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were Comerica Bank, Calhoun & Co., P.O. Box 55-519, Detroit, MI 80808 (9.20%); Manufacturers Hanover Trust Company, Christopher La Spina, 270 Park Avenue, New York, NY 10017 (8.17%); State Street Bank & Trust Company, P.O. Box 1992, Boston, MA 02101 (7.28%); and First Interstate Bank California, 26610 Agoura Road, Calabasas, CA 91302 (8.52%); and Firstar Bank Madison, N.A., FIRMAD & Co., P.O. Box 7900, Madison, WI 53707-7900 (5.02%).

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

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Shames Trust Accounts, 57 Holly Place, Briarcliff, NY 10510-2107 (10.84%); Bank of New York, 48 Wall Street, New York, NY 10286 (23.80%); and Estate of Libby P. Marcus, c/o Goldman Sachs & Co., 85 Broad Street, New York, NY 10004 (5.75%).

    As of February 23, 1996, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt Diversified Portfolio were Harris Trust & Savings Bank, 200 West Monroe, Chicago, Il 60690 (6.16%) and Mercantile Bank of St. Louis, P.O Box 387 MPO, St. Louis, MO 63101 (5.55%).

    As of February 23, 1996, the only holder of record of 5% or more of the outstanding units of the Federal Portfolio was Bank of New York, 48 Wall Street, New York, NY 10286 (7.42%).

                       UNITHOLDER AND TRUSTEE LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust," which is the form in which many mutual funds are organized. Under Massachusetts law, unitholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of unitholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for any loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which a Portfolio is unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of unitholders is not material.

    The Declaration of Trust provides that the Trustees of the Trust shall not be liable for any action taken by them in good faith, and that they shall be fully protected in relying in good faith upon the records of the Trust and upon reports made to the Trust by persons selected in good faith by the Trustees as qualified to make such reports. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust provides that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that, in the case of conduct in their official capacity with the Trust, such conduct was in the best interests of the Trust and, in all other cases, that the conduct was at least not opposed to the best interests of the Trust (and in the case of any criminal proceeding, they had no reasonable cause to believe that the conduct was unlawful). However, nothing in the Declaration of Trust or the By-Laws protects or indemnifies Trustees or officers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


                           CUSTODIAN AND SUBCUSTODIAN

    State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.


                            INDEPENDENT ACCOUNTANTS

    Arthur Andersen LLP, independent public accountants, One International Place, Boston, MA 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

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

                              FINANCIAL STATEMENTS

    The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1994, the Statements of Assets and Liabilities as of December 31, 1994, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1994 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

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


                     SERVICE PLAN (ILA Service Units Only)

    The Trust, on behalf of each Portfolio, has adopted a service plan (the "Plan") with respect to the ILA Service Units which authorize the Portfolios to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase ILA Service Units on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Service Units, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Service Units, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in units by customers, (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization, and (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

    For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, with respect to each Portfolio, the amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows:


                                  1994     1993       1992
                                --------  --------  --------

Prime Obligations
 Portfolio                      $630,669  $310,319  $103,660

Money Market Portfolio            82,267    65,208   110,214

Treasury Obligations
 Portfolio                       435,536   661,315   731,685


Treasury Instruments
 Portfolio                       187,470   136,555    81,981

Government Portfolio             603,447   335,570   629,063

Federal Portfolio                 34,415     3,395        --

Tax-Exempt Diversified
 Portfolio                       187,137   135,248   132,282

Tax-Exempt California
 Portfolio/(1)/                       --        16        12

Tax-Exempt New York
 Portfolio/(2)/                       --        --        --

------------------------------------------------------------

/(1)/ ILA Service Unit activity commenced August 1992.
/(2)/ ILA Service Unit activity has not commenced operations.

    The Trust has adopted each Plan pursuant to Rule 12b-l under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-l, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Plan.

    The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Portfolios. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder.

    Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units.

    The Plans were approved by the respective holders of ILA Service Units of each Portfolio (other than the Tax-Exempt California and Tax-Exempt New York Portfolios) on June 3, 1991. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans or the related Service Agreements, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 26, 1994. They will remain in effect until April 30, 1995 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service unitholders of the affected Portfolio, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Service Units of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Service Units of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there Is a reasonable likelihood that the Plans will benefit the Portfolios and holders of ILA Service Units of such Portfolios. In the Trustees' quarterly review of the Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

                                   APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS/1/


MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

    Moody's applies numerical modifiers, 1, 2, and 3 in the Aa category. The modifier 1 indicates that the security ranks in the higher end of the Aa category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa category.


Short-Term Ratings
------------------

    P-1: Issuers have a superior capacity for repayment of short-term promissory obligations. Prime-1 or P-1 repayment capacity will normally be evidenced by the following characteristics:

--------------
/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

   .    Leading market positions in well established industries.

   .    High rates of return on funds employed.

   . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   . Well established access to a range of financial markets and assured sources of alternate liquidity.

    P-2: Issuers have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

    MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

    MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met VMIG-1, and VMIG-2 ratings carry the same definitions as MIG-1, and MIG-2, respectively.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

    AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

    AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    PLUS (+) OR MINUS (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the "AA" category.

Short-Term Ratings
------------------

    A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus ( + ) sign designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

MUNICIPAL NOTES

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   . Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 -- Speculative capacity to pay principal and interest.

    Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DUFF & PHELPS, INC.

Bond Ratings
------------

    AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    Duff & Phelps applies modifiers, AA+ and AA- in the AA category for long-term fixed income securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category: the modifier AA indicates a mid-range ranking; and the modifier AA-indicates that the issue ranks in the lower end of the AA category.

Short-Term Ratings
------------------

    DUFF 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

    DUFF 2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

    Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus in the Duff 1 top grade category for commercial paper and certificates of deposit. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating Duff 1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating Duff 1 minus indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.


                         FITCH INVESTORS SERVICE CORP.

    Eligible Fitch ratings for short-term debt obligations payable on demand or with original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes may be rated F-1 or F-2.

    F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

    F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                          IBCA LIMITED AND IBCA INC.

    A1: Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely payment.

    A2: Short-term obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                            THOMSON BANKWATCH, INC.

    AAA: The highest category; indicates a superior ability to repay principal and interest on a timely basis is very high.

    AA: The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

Ratings in the AA Long-Term Debt category may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

    TBW-1: The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

    TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                          PART C.   OTHER INFORMATION


ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

(a)  Not Applicable

(b)  Exhibits


The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form S-5 (Reference
A), to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form S-5 (Reference B), to Registrant's Proxy Statement dated May 6, 1981 (Reference C), to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1 (Reference D), to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1 (Reference E), to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1 (Reference
F), to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1 (Reference G), to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1 (Reference H), to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (Reference I), to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (Reference J), to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (Reference K), to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (Reference L), to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Reference M), to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Reference N), to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (Reference O), to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (Reference P), to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (Reference Q), to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Reference R), to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Reference S), Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (Reference T), Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (Reference U), Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (Reference
V), Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (Reference W), Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (Reference X), Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (Reference Y), Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (Reference Z) and Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (Reference AA).

1(a).     Agreement and Declaration of Trust (Reference A).

1(b).     Form of Amendment to Agreement and Declaration of Trust (Reference D).

1(c).     Form of Amendment to Agreement and Declaration of Trust (Reference F).

1(d). Form of Amendment to Agreement and Declaration of Trust regarding the Money Market Portfolio (Reference M).

1(e). Form of Amendment to Agreement and Declaration of Trust regarding the Federal Portfolio (Reference P).

1(f). Form of Amendment to Agreement and Declaration of Trust regarding Tax-Exempt Diversified Portfolio and Tax-Exempt California Portfolio (Reference Q).

1(g). Form of Amendment to Agreement and Declaration of Trust regarding Treasury Instruments, Tax-Exempt New Jersey and Tax-Exempt New York Portfolios (Reference S).

1(h). Amendment to Agreement and Declaration of Trust regarding Financial Square Prime Obligations, Financial Square Treasury Obligations, Financial Square Government, Financial Square Tax-Free Money Market, Financial Square Money Market, Financial Square Municipal Money Market and Financial Square Federal Funds (Reference Y).

1(i) Amendment to Agreement and Declaration of Trust regarding Financial Square Money Market Plus Fund (Reference AA).

2(a).     By-Laws, filed as Exhibit 1(b) (Reference A).

2(b).     Amendment to Section 3.5 of By-Laws (Reference E).

2(c).     Amendment to Section 6.3 of By-Laws dated September 1, 1983 (Reference
          H).

2(d).     Amendment to Section 2.4 of By-Laws (Reference J).

2(e).     Amendment to Section 3.7 of the By-Laws (Reference K).

4(a). Specimen certificates for the Prime Obligations Units and Government Units filed as Exhibit 2 (Reference B).

4(b).     Specimen certificate for the Treasury Obligations Units (Reference F)

4(c) Specimen certificate for Goldman Sachs--Institutional Liquid Assets (Reference U)

5(b). Form of Advisory Agreement between Registrant and Goldman, Sachs & Co., filed as Exhibit A (Reference C).

5(c). Form of consent pursuant to paragraph 1 of the Advisory Agreement between Registrant and Goldman, Sachs & Co. regarding the Treasury Obligations Portfolio (Reference F).

5(d). Consent dated June 20, 1987 to change in duties under the Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference M).

5(e). Form of consent pursuant to paragraph 1 of each of the Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co. regarding the Money Market Portfolio (Reference M).

5(f). Form of consent pursuant to paragraph 1 of each of the Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co. regarding the Federal Portfolio (Reference P).

5(g). Form of consent pursuant to paragraph 1 of each Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co. regarding the Tax-Exempt Diversified and Tax-Exempt California Portfolios (formerly series of Goldman Sachs--Institutional Tax-Exempt Assets). (Reference R).

5(h). Advisory Agreement between Registrant and Goldman, Sachs & Co. (Reference S).

5(i). Form of consent pursuant to paragraph 1 of each Advisory Agreement and Distribution Agreement regarding Treasury Instruments, Tax-Exempt New Jersey and Tax-Exempt New York Portfolio (Reference S).

5(j). Investment Advisory Agreement between the Registrant on behalf of the Financial Square Prime Obligations Fund and Goldman Sachs Asset Management (Reference Y).

5(k). Investment Advisory Agreement on behalf of the Financial Square Treasury Obligations Fund and Goldman Sachs Asset Management (Reference Y).

5(l). Investment Advisory Agreement between the Registrant on behalf of the Financial Square Government Fund and Goldman Sachs Asset Management (Reference Y).

5(m). Investment Advisory Agreement between the Registrant on behalf of Financial Square Money Market Fund and Goldman Sachs Asset Management (Reference Y).

5(n). Investment Advisory Agreement between the Registrant on behalf of the Financial Square Tax-Free Money Market Fund and Goldman Sachs Asset Management (Reference Y).

5(o). Form of Investment Advisory Agreement between the Registrant on behalf of the Financial Square Municipal Money Market Fund and Goldman Sachs Asset Management (Reference X).

5(p). Investment Advisory Agreement between the Registrant on behalf of the Financial Square Federal Fund and Goldman Sachs Asset Management (Reference Y).

5(q). Investment Advisory Agreement between the Registrant on behalf of the Financial Square Money Market Plus Fund and Goldman Sachs Asset Management (Reference AA).

6(b). Form of Distribution Agreement between Registrant and Goldman, Sachs & Co., filed as Exhibit B (Reference C).

6(c). Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference S).

6(d). Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference Y).

8(a). Custodian Agreement between Registrant and State Street Bank and Trust Company, filed as Exhibit 1(e) (Reference B).

8(b). Letter-agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(c) (Reference E).

8(c). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit 8(a) (Reference F).

8(d). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(f) (Reference I).

8(e). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g) (Reference I).

8(f). Letter Agreement dated March 28, 1983 between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(d) (Reference F).

8(g). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h) (Reference J).

8(h). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i) (Reference J).

8(i). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement (Reference J).

8(j). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges (Reference K).

8(k). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company (Reference M).

8(l). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement (Reference M).

8(m). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company (Reference M).

8(n). Letter Agreement dated May 1, 1988 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement (Reference N).

8(p). Form of Letter Agreement between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters (Reference O).

8(q). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company (Reference O).

8(r). Amendment dated September 15, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company (Reference O).

9. Administration Agreement between the Registrant and Goldman Sachs Asset Management (Reference Y).
15(a).    Administration Plan Agreement (Reference Y).

15(b).    Service Plan (Reference Y).

15(c).    Form of Preferred Administration Plan (Reference Z).

15(d).    Preferred Administration Plan Agreement (Reference AA).

16.       Schedule for Computation of Performance Data (Reference V).

17(a). Powers of Attorney from Paul C. Nagel, Jr., Robert A. Friedman, and Jackson W. Smart (Reference K).

17(b).    Powers Of Attorney from James P. Gorter, Robert P. Mayo, and Stephen
          H. Hopkins each dated January 24, 1989 (Reference O).

17(c). Form of Transfer Agency Agreement dated May 1, 1988 between Registrant and Goldman, Sachs & Co. and schedule of fees pertaining thereto (Reference N).

17(d). Power of Attorney from Messrs. Wells, Nagel, Springer, Strubel, Mayo, Smart, Bakhru, Corzine, Hopkins, Gilman and Shuch dated February 11, 1992 (Reference T).

17(e).    Power of Attorney from Messr. Surloff dated January 25, 1994
          (Reference W).

The following exhibits are filed herewith electronically pursuant to EDGAR rules:

11.       Consent of Independent Auditors.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES (AS OF FEBRUARY 25, 1996)
          ---------------------------------------------------------

                  NUMBER OF
                TITLE OF CLASS                  RECORD HOLDERS
----------------------------------------------  --------------

Treasury Obligations Portfolio
ILA Units                                                 1934
ILA Administration Units                                   277
ILA Service Units                                           26
Treasury Instruments Portfolio
ILA Units                                                  900
ILA Administration Units                                   166
ILA Service Units                                           21
Federal Portfolio
ILA Units                                                 3781
ILA Administration Units                                  1074
ILA Service Units                                          171
Government Portfolio
ILA Units                                                 3643
ILA Administration Units                                   368
ILA Service Units                                           36
Prime Obligations Portfolio
ILA Units                                                 2738
ILA Administration Units                                   239
ILA Service Units                                           76
Money Market Portfolio
ILA Units                                                 2344
ILA Administration Units                                   716
ILA Service Units                                           14
Tax-Exempt Diversified Portfolio
ILA Units                                                 3349
ILA Administration Units                                   158
ILA Service Units                                           55
Tax-Exempt California Portfolio
ILA Units                                                 1459
ILA Administration Units                                    16
ILA Service Units                                            5
Tax-Exempt New York Portfolio
ILA Units                                                  312
ILA Administration Units                                    84
ILA Service Units                                            4
Financial Square Treasury Obligations Fund
FST Shares                                                 532
FST Administration Shares                                  162
FST Service Shares                                         642
Financial Square Prime Obligations Fund


FST Shares                                                1286
FST Administration Shares                                  101
FST Service Shares                                         440
Financial Square Government Fund
FST Shares                                                 454
FST Administration Shares                                  134
FST Service Shares                                          56
Financial Square Money Market Fund
FST Shares                                                 618
FST Administration Shares                                  220
FST Service Shares                                          56
Financial Square Tax-Free Money Market Fund
FST Shares                                                 263
FST Administration Shares                                   58
FST Service Shares                                          95
Financial Square Municipal Money Market Fund
FST Shares                                                   0
FST Administration Shares                                    0
FST Service Shares                                           0
Financial Square Money Market Plus Fund
FST Shares                                                   0
FST Administration Shares                                    0
FST Service Shares                                           0
FST Preferred Shares                                         0

ITEM 27. INDEMNIFICATION.
         ---------------

Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of the Registrant's trustees and officers under certain circumstances. A copy of such Agreement and Declaration of Trust was filed with the Commission as Exhibit 1(a) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form S-5.

Paragraph 7 of the Advisory Agreement between the Registrant on behalf of all Portfolios other than the Financial Square Funds, and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. by the Registrant under certain circumstances. A copy of such Agreement was filed with the Commission as
Exhibit 5(h) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A.

Section 7 of the Transfer Agency Agreement between Registrant on behalf of all Portfolios other than the Financial Square Funds, and Goldman, Sachs & Co. provides for indemnification of Goldman, Sachs & Co. by the Registrant under certain circumstances. A copy of such Agreement was filed as Exhibit 17(j) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust,

Financial Square Trust, Goldman Sachs Equity Portfolios, Inc., Paragon Portfolio, Trust for Credit Unions, The Benchmark Funds and Goldman, Sachs & Co., insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.
          ----------------------------------------------------

The business and other connections of the officers and general partners who have direct responsibility for the asset management division of Goldman, Sachs & Co. are listed on the Uniform Application for Investment Adviser Registration ("Form ADV") of Goldman, Sachs & Co. (No. 801-16048), Goldman Sachs Funds Management, L.P. (No. 801-37591), and Goldman Sachs Assets Management International (No. 801-38157) as applicable. These Form ADVs, the texts of which are hereby incorporated by reference, are currently on file with the Commission.

ITEM 29.  PRINCIPAL UNDERWRITERS.
          ----------------------

(a) Goldman, Sachs & Co. or an affiliate of a division thereof currently serves as investment adviser to and distributor of the units or shares of Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Goldman Sachs Trust, Paragon Treasury Money Market Fund and Trust for Credit Unions. Goldman, Sachs & Co., or a division thereof currently serves as administrator to and distributor of the units or shares of The Benchmark Funds, Paragon Portfolio and The Commerce Funds.

(b) Set forth below is certain information pertaining to the general partners of Goldman, Sachs & Co., Registrant's principal underwriter. Each of the following persons is a general partner of Goldman, Sachs & Co. and, except for Mr. Ford does not hold a position with Registrant. Mr. Ford is a Trustee of Registrant.

                         GOLDMAN SACHS GENERAL PARTNERS


     Name and Principal                        Name and Principal
     Business Address                          Business Address
     ----------------                          ----------------

     Jon S. Corzine, Chairman (1)(2)           Frank L. Coulson, Jr. (2)
     Henry M. Paulson, Jr., Chairman (1)(2)    Connie Duckworth (8)
     Roy J. Zuckerberg (5)                     Richard A. Friedman (2)
     David M. Silfen (5)                       Alan R. Gillespie (7)
     Richard M. Hayden (7)                     Joseph H. Gleberman (2)
     Robert J. Hurst (2)                       Jacob D. Goldfield (2)
     Howard C. Katz (2)                        Steven M. Heller (2)
     Peter K. Barker (9)                       Ann F. Kaplan (2)
     Eric S. Dobkin (5)                        Robert S. Kaplan (2)
     Willard J. Overlock, Jr. (2)              Peter D. Kiernan, III (2)
     Jonathan L. Cohen (2)                     John P. McNulty (5)
     Frederic B. Garonzik (7)                  T. Willem Mesdag (14)
     Kevin W. Kennedy (2)                      Gaetano J. Muzio (11)
     William C. Landreth (8)                   Robin Neustein (2)
     Daniel M. Neidich (2)                     Timothy J. O'Neill (2)
     Edward Spiegel (5)                        Scott M. Pinkus (2)
     Robert F. Cummings, Jr. (2)               John J. Powers (2)
     Angelo De Caro (2)                        Stephen D. Quinn (2)
     Steven G. Einhorn (5)                     Arthur J. Reimers, III (7)
     David B. Ford (2)                         James P. Riley, Jr. (2)
     David M. Leuschen (2)                     Richard A. Sapp (7)
     Michael R. Lynch (2)                      Donald F. Textor (5)
     Michael D. McCarthy (2)                   Thomas B. Walker, III (2)
     Donald C. Opatrny, Jr. (2)                Patrick J. Ward (7)
     Thomas E. Tuft (5)                        Jeffrey M. Weingarten (7)
     Robert J. Katz (1)(2)                     Jon Winkelried (2)
     Michael P. Mortara (2)                    Richard E. Witten (2)
     Lloyd C. Blankfein (2)                    Gregory K. Palm (2)(7)
     John P. Curtin, Jr. (2)                   Carlos A. Cordeiro (7)
     Gavyn Davies (7)                          John O. Downing (5)
     Dexter D. Earle (5)                       Mark Evans (13)
     John Ehara (10)                           Michael D. Fascitelli (2)
     J. Christopher Flowers (2)                Sylvain M. Hefes (7)
     Gary Gensler (2)                          Reuben Jeffrey, III (7)
     Charles T. Harris, III (2)                Lawrence H. Linden (2)
     Thomas J. Healey (2)                      Jun Makihara (10)
     Stephen Hendel (2)                        Masanori Mochida (10)
     Robert E. Higgins (2)                     Robert B. Morris III (11)(7)
     Ernest S. Liu (5)                         Philip D. Murphy (14)
     Eff W. Martin (11)                        Suzanne M. Nora Johnson (9)
     Charles B. Mayer, Jr. (2)                 Terence M. O'Toole (2)
     Michael J. O'Brien (7)                    Carl G.E. Palmstierna (7)
     Mark Schwartz (2)                         Michael G. Rantz (7)
     Stephen M. Semlitz (2)                    J. David Rogers (5)
     Robert K. Steel (5)                       Joseph Sassoon (7)
     John A. Thain (2)(7)                      Peter Savitz (7)(2)
     John L. Thornton (7)                      Charles B. Seelig, Jr. (2)
     Bracebridge H. Young, Jr. (7)             Ralph F. Severson (11)
     Joseph R. Zimmel (2)                      Gene T. Sykes (9)
     Barry L. Zubrow (2)                       Gary A. Syman (10)
     Gary L. Zwerling (2)                      Leslie C. Tortora (2)
     Jon R. Aisbitt (7)                        John L. Townsend, III (2)
     Andrew M. Alper (2)                       Lee G. Vance (7)
     William J. Buckley (5)                    David A. Viniar (2)
                                               John S. Weinberg (2)

     Name and Principal                        Name and Principal
     Business Address                          Business Address
     ----------------                          ----------------
     Peter A. Weinberg (2)                     Danny O. Yee (13)
     Laurence M. Weiss (2)                     Michael J. Zamkow (2)
     George W. Wellde, Jr. (10)                Mark A. Zurack (5)
     Jaime E. Yordan (2)(16)                   Jim O'Neill (2)
     Sharmin Mossavar-Rahmani (5)              Peter D. Sutherland (7)
     Hideo Ishihara (10)
     Paul M. Achleitner (14)                   ______________________
     Armen A. Avanessians (2)
     Joel S. Beckman (2)
     David W. Blood (7)
     Zachariah Cobrinik (10)
     Gary D. Cohn (7)
     Christopher A. Cole (2)
     Henry Cornell (13)
     Robert V. Delaney (2)
     Joseph Della Rosa (5)
     J. Michael Evans (7)
     Lawton W. Fitt (5)
     Joseph D. Gatto (2)
     Peter C. Gerhard (2)
     Nomi P. Ghez (5)
     David T. Hamamoto (2)
     Walter H. Haydock (2)(15)
     David L. Henle (5)
     Francis J. Ingrassia (2)
     Scott B. Kapnick (7)
     Kevin M. Kelly (2)
     John C. Kleinert (2)
     Jonathan L. Kolatch (2)
     Peter S. Kraus (2)
     Robert Litterman (2)
     Jonathan M. Lopatin (2)
     Thomas J. Macirowski (2)
     Peter G. Mallinson (13)
     Oki Matsumoto (10)
     E. Scott Mead (7)
     Eric M. Mindich (5)
     Steven T. Mnuchin (2)
     Thomas K. Montag (2)
     Edward A. Mule (2)
     Kipp M. Nelson (7)
     Christopher K. Norton (2)
     Robert J. O'Shea (2)
     Wiet H. Pot (7)
     Jack L. Salzman (5)
     Eric S. Schwartz (5)
     Michael F. Schwerin (2)
     Richard S. Sharp (7)
     Richard G. Sherlund (5)
     Michael S. Sherwood (7)
     Cody J. Smith (2)
     Daniel W. Stanton (5)
     Esta E. Stecher (2)
     Frederic E. Steck (2)
     Byron D. Trott (8)
     Barry S. Volpert (2)
     Peter S. Wheeler (13)
     Anthony G. Williams (7)
     Gary W. Williams (5)
     Tracy R. Wolstencroft (4)

(1)  Management Committee
(2)  85 Broad Street, New York, NY  10004
(3)  Mellon Bank Center, 1735 Market Street, 26th Floor,
     Philadelphia, PA 19103
(4)  100 Crescent Court, Suite 1000, Dallas, TX 75201
(5)  One New York Plaza, New York, NY 10004
(6)  1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
     England
(8)  4900 Sears Tower, Chicago, IL 60606
(9)  333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071
(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-
     ku, Tokyo 107, Japan
(11) 555 California Street, 45th Floor, San Francisco, CA 94104
(12) Exchange Place, 53 State Street, 13th Floor, Boston, MA
     02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3
     Garden Road, Hong Kong
(14) Finanz GmbH, MesseTurm, 60308 Frankfurt am Main, Germany
(15) Munsterhof 4, 8022, Zurich, Switzerland
(16) Casa de Bolsa, S.A. de C.V. Av. de las Palmas 405, Piso 18. Lomas de Chapultepec Mexico 11000, D.F.

 (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
         --------------------------------

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder will be maintained (1) at the offices of the Registrant at 4900 Sears Tower, Chicago, Illinois 60606 and (2) at the offices of the Registrant's Custodian,
                        ---
State Street Bank and Trust Company, at 225 Franklin Street, Boston, MA 02110.

ITEM 31. MANAGEMENT SERVICES.
         -------------------

     Not Applicable.

ITEM 32. UNDERTAKINGS.
         ------------

(a) Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, which relates to the assistance to be rendered to shareholders by the Directors of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a Director.

(b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Post-Effective Amendment.

(c) The Annual Report also contains performance information and is available to any recipient of the Prospectus upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 55 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of March, 1996.

                              GOLDMAN SACHS MONEY MARKET TRUST


                                      By: /S/MICHAEL J. RICHMAN
                                         -----------------------
                                     Michael J. Richman, Secretary

Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.


Name                              Title                Date
                                                 -----------------

*MARCIA L. BECK           President and Trustee  March 1, 1996
------------------------
Marcia L. Beck

*SCOTT M. GILMAN          Treasurer              March 1, 1996
------------------------
Scott M. Gilman

*ASHOK N. BAKHRU          Trustee                March 1, 1996
------------------------
Ashok N. Bakhru

*DAVID B. FORD            Trustee                March 1, 1996
------------------------
David B. Ford

*PAUL C. NAGEL, JR.       Trustee                March 1, 1996
------------------------
Paul C. Nagel, Jr.

*JACKSON W. SMART, JR.    Trustee                March 1, 1996
------------------------
Jackson W. Smart, Jr.

*WILLIAM H. SPRINGER      Trustee                March 1, 1996
------------------------
William H. Springer

*RICHARD P. STRUBEL       Trustee                March 1, 1996
------------------------
Richard P. Strubel

By: /S/MICHAEL J. RICHMAN
   -----------------------------------
               Michael J. Richman
               * Attorney-in-fact

                               Index to Exhibits



11. Consent of Independent Public Accounts.

                                       15